UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06431

AMG Funds II

(Exact name of registrant as specified in charter)

680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901

(Address of principal executive offices) (Zip code)

AMG Funds LLC

680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: DECEMBER 31

Date of reporting period: JANUARY 1, 2023 – DECEMBER 31, 2023

(Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

AMG Funds December 31, 2023

AMG GW&K ESG Bond Fund

Class N: MGFIX | Class I: MGBIX

AMG GW&K Enhanced Core Bond ESG Fund

Class N: MFDAX | Class I: MFDSX | Class Z: MFDYX

AMG GW&K High Income Fund

Class N: MGGBX | Class I: GWHIX

AMG GW&K Municipal Bond Fund

Class N: GWMTX | Class I: GWMIX

AMG GW&K Municipal Enhanced Yield Fund

Class N: GWMNX | Class I: GWMEX | Class Z: GWMZX

wealth.amg.com	123123 AR088

AMG Funds Annual Report — December 31, 2023

TABLE OF CONTENTS	PAGE

LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG GW&K ESG Bond Fund	4

AMG GW&K Enhanced Core Bond ESG Fund	14

AMG GW&K High Income Fund	23

AMG GW&K Municipal Bond Fund	30

AMG GW&K Municipal Enhanced Yield Fund	40

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	48

Balance sheets, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	50

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	51

Detail of changes in assets for the past two fiscal years

Financial Highlights	53

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	65

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	74

OTHER INFORMATION	75

TRUSTEES AND OFFICERS	77

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

We are pleased to provide this annual report for your investment with AMG Funds. Our foremost goal is to provide investment solutions that help our shareholders successfully achieve their long-term investment goals. We appreciate the privilege of providing you with investment tools.

Throughout most of the year, markets wrestled with uncertainties around tighter monetary policy, increased geopolitical tension, instability in the regional banking sector, and political handwringing over the U.S. debt ceiling. However, investors remained optimistic for an economic “soft landing” as inflation continued to ease and risk assets finally surged in the fourth quarter following a dovish pivot in the U.S. Federal Reserve (the “Fed”) policy. Bonds finished with a positive return; a remarkable development after struggling to move higher for most of the year as global central banks raised interest rates.

The S&P 500® Index gained 26.29% for the fiscal year ended December 31, 2023, fully recouping losses suffered in 2022. Large-cap stocks diverged from small-cap stocks, particularly driven by a handful of mega-cap technology and consumer discretionary stocks. The Russell 1000® Index gained 26.53% compared to the 16.93% return for the Russell 2000® Index. Nine out of eleven sectors posted positive returns, with information technology (60.93%), communication services (55.86%), and consumer discretionary (43.22%) leading the way. The weakest sectors were utilities (-7.08%), energy (-1.33%), and consumer staples (+0.55%). The strength in information technology drove growth stocks to strongly outperform value stocks with the Russell 1000® Growth Index gaining 42.68% compared to a 11.46% return for the Russell 1000® Value Index. Outside the U.S., foreign equity markets underperformed domestic equities, delivering a 15.62% return, as measured by the MSCI All Country World Index ex USA benchmark.

The Bloomberg U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance, rebounded with a 5.53% return over the period. The 10-year Treasury yield climbed to post-GFC (Global Financial Crisis) highs through October as the Fed tightened policy throughout the year, leading many to expect another year of negative bond returns. However, investors received much needed relief as interest rates fell sharply in the final two months of the year following the Fed’s message signaling rate cuts in 2024. Looking across the broadest sectors of the market, investment-grade corporate bonds gained 8.52% for the year, while agency mortgage-backed securities rose 5.05%. High yield bonds were the best performing sector with a 13.44% return as measured by the return of the Bloomberg U.S. Corporate High Yield Bond Index. Municipal bonds outperformed the broader market with a 6.40% gain for the Bloomberg Municipal Bond Index. Outside the U.S., foreign bonds were also positive as the Bloomberg Global Aggregate ex-USD Index gained 5.72%.

AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit. For more information about AMG Funds’ wide range of products and resources, please visit wealth.amg.com. We thank you for your investment and continued trust in AMG Funds.

Respectfully,

Keitha Kinne

President

AMG Funds

		Periods ended
Average Annual Total Returns		December 31, 2023*

Stocks:		1 Year	3 Years	5 Years

Large Cap	(S&P 500® Index)	26.29%	10.00%	15.69%

Small Cap	(Russell 2000® Index)	16.93%	2.22%	9.97%

International	(MSCI ACWI ex USA)	15.62%	1.55%	7.08%

Bonds:

Investment Grade	(Bloomberg U.S. Aggregate Bond Index)	5.53%	(3.31)%	1.10%

High Yield	(Bloomberg U.S. Corporate High Yield Bond Index)	13.44%	1.98%	5.37%

Tax-exempt	(Bloomberg Municipal Bond Index)	6.40%	(0.40)%	2.25%

Treasury Bills	(ICE BofAML U.S. 6-Month Treasury Bill Index)	5.14%	2.17%	2.02%

*Source: FactSet. Past performance is no guarantee of future results.

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first section of the following table provides information about the actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2023	Expense Ratio for the Period	Beginning Account Value 07/01/23	Ending Account Value 12/31/23	Expenses Paid During the Period*
AMG GW&K ESG Bond Fund

Based on Actual Fund Return
Class N	0.68%	$1,000	$1,037	$3.49
Class I	0.48%	$1,000	$1,038	$2.47

Based on Hypothetical 5% Annual Return
Class N	0.68%	$1,000	$1,022	$3.47
Class I	0.48%	$1,000	$1,023	$2.45
AMG GW&K Enhanced Core Bond ESG Fund

Based on Actual Fund Return
Class N	0.73%	$1,000	$1,033	$3.74
Class I	0.56%	$1,000	$1,032	$2.87
Class Z	0.48%	$1,000	$1,034	$2.46

Based on Hypothetical 5% Annual Return
Class N	0.73%	$1,000	$1,022	$3.72
Class I	0.56%	$1,000	$1,022	$2.85
Class Z	0.48%	$1,000	$1,023	$2.45
AMG GW&K High Income Fund

Based on Actual Fund Return
Class N	0.84%	$1,000	$1,053	$4.35
Class I	0.64%	$1,000	$1,054	$3.31

Based on Hypothetical 5% Annual Return
Class N	0.84%	$1,000	$1,021	$4.28
Class I	0.64%	$1,000	$1,022	$3.26

Six Months Ended December 31, 2023	Expense Ratio for the Period	Beginning Account Value 07/01/23	Ending Account Value 12/31/23	Expenses Paid During the Period*
AMG GW&K Municipal Bond Fund

Based on Actual Fund Return
Class N	0.72%	$1,000	$1,037	$3.70
Class I	0.39%	$1,000	$1,039	$2.00

Based on Hypothetical 5% Annual Return
Class N	0.72%	$1,000	$1,022	$3.67
Class I	0.39%	$1,000	$1,023	$1.99
AMG GW&K Municipal Enhanced Yield Fund

Based on Actual Fund Return
Class N	0.99%	$1,000	$1,044	$5.10
Class I	0.64%	$1,000	$1,046	$3.30
Class Z	0.59%	$1,000	$1,046	$3.04

Based on Hypothetical 5% Annual Return
Class N	0.99%	$1,000	$1,020	$5.04
Class I	0.64%	$1,000	$1,022	$3.26
Class Z	0.59%	$1,000	$1,022	$3.01

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

AMG GW&K ESG Bond Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

AMG GW&K ESG Bond Fund Class N (the “Fund”) shares returned 6.69% for the year ended December 31, 2023, compared with the 5.53% return for its current benchmark, the Bloomberg U.S. Aggregate Bond Index (the “Index”).

MARKET OVERVIEW

The fixed income market experienced a solid rally in the first quarter of 2023, rebounding from its worst year on record. Much of the period saw a continuation of the tension that drove trading in 2022: inflation continued to slow, but at a glacial pace; a moribund housing market and downbeat consumer had yet to manifest as a slowdown in spending; and a record pace of rate hikes was unable to cool a stubbornly hot labor market. Investors also struggled to anticipate the U.S. Federal Reserve’s (the “Fed) reaction function amid the various crosscurrents, while Chair Powell’s commentary offered few concrete insights beyond a firm resolve and data dependence. But the narrative shifted abruptly in the final weeks, as signs of systemic instability flared up amid a flurry of bank failures. The implications of this turmoil for financial conditions were not yet evident, but the stress in the banking sector was a complicating factor for both the Fed and the bond market.

The market posted a small loss in the second quarter, giving back a portion of the banking crisis-inspired rally that occurred in the closing days of March. Sentiment was cautious at the outset and investors sought haven assets on the possibility of contagion in the financial sector. But as it became clear that fallout from the failure of several regional lenders was likely to be contained, attention returned to the underlying strength of the economy and the stubborn persistence of inflation. The labor market gave only the slightest indications of softening, the buoyant housing sector continued to defy higher mortgage rates, and consumer spending once again proved irrepressible. Inflation showed limited progress on its path lower, plateauing at a level solidly above the Fed’s 2% target. Against this backdrop, the Federal Open Market Committee (FOMC) endeavored to maintain restrictive financial conditions by raising rates and providing hawkish guidance. There was nevertheless scant evidence of the Fed’s success in curbing aggregate demand away from some narrow segments of the commercial real estate and consumer finance markets.

Fixed income markets posted a significant loss in the third quarter that more than offset the gains achieved in the first half of the year. The higher-for-longer Fed narrative increasingly took center stage, driven by a surprisingly resilient economy, surging oil prices, and inflation that persisted well above the Fed’s 2% target. While there were subtle signs that the labor market and consumer credit metrics might be softening, the unemployment rate remained near cycle lows and the consumer continued to spend robustly. The undeniably strong cadence of the economy left economists upgrading their third-quarter GDP growth estimates and recharging optimism for a soft landing. Fed officials held rates steady at the September FOMC meeting, but thwarted hopes for a pivot by signaling the possibility of one more hike during the year and projecting less easing in 2024/2025.

The market experienced an extraordinary rally in the fourth quarter on elevated odds of an economic soft landing and dovish signals from the Fed. The strong performance was a sharp reversal from the prior quarter, which briefly raised the specter of an unprecedented third consecutive annual loss for the bond market. Sentiment was bolstered first by news that the US Treasury’s borrowing needs were lower than feared and then lifted further by a series of upbeat economic readings and moderating price pressure. The final stage of the rally was powered by the arrival of the long-awaited Fed pivot, which left little doubt that the hiking cycle had concluded. Both the rates market and credit swiftly repriced to reflect a more rapid series of cuts and narrower risk premia, lifting asset prices across the board, and broadly easing financial conditions.

FUND PERFORMANCE

The Fund outperformed the Index for 2023. The Fund’s overweight to spread product was the main driver of outperformance, particularly the overweight to Corporates. Our out-of-benchmark allocation to high yield Corporates and overweight to lower rated investment grade Corporates were also significant positive contributors along with our overweight to Taxable Municipals. The Fund also benefited from its underweight to, and allocation within, Securitized. This was offset somewhat by modestly negative security selection within BBB-rated Corporates, particularly within the communications, basic industry, and banking sectors. The effects from duration and yield curve were muted given our general neutral positioning.

The corporate bond market remains in a transition period with respect to ESG and sustainability. Many companies have set sustainability targets and are now shifting into the implementation phase, at times supported by public funds and incentives. However, higher inflation and increased regulatory costs of reporting have kept progress slow. Still, despite a sometimes-downbeat portrayal in media, investors continue to show a strong interest in ESG and sustainability, with fund flows and ESG bond issuance remaining roughly steady from last year. 2024 promises to be another important year for global ESG topics with many important regions poised for elections that could have a meaningful impact on the direction of ESG initiatives globally. Overall, we believe ESG and sustainability concerns will remain key issues for both companies and investors in the coming year. We continue to integrate ESG as a core part of our fundamental investment process and will closely monitor regulatory and policy actions that could influence the ESG investing landscape.

OUTLOOK

After a brief period in the second quarter that saw the bond market converge with the Fed’s dot plot, a rift has once again formed. The Fed projects three rate cuts in 2024 while the Fed Funds futures market expects more than six. Similarly, the persistent inversion of the yield curve suggests the bond market is pricing in elevated odds of a recession, while the Fed’s median projections don’t see Gross Domestic Product (GDP) growth falling below 1.4%. The inversion of the yield curve seems less likely to persist indefinitely, especially if rates normalize into a soft landing.

A soft landing would provide a favorable backdrop for corporate fundamentals. By creating conditions that allow the Fed to cut rates, it would both support topline growth and promote favorable liquidity conditions, thereby easing future refinancing needs. It would also be constructive on a technical basis, given it would enhance the appeal of spread product. Valuations at current levels are less appealing, with breakevens versus Treasuries at the lower end of their historical range and leaving little room for error. As such, we believe this backdrop supports a neutral view of credit. Within the space, we favor names with defensive operating and financial metrics, given that investors do not seem to be assigning a meaningful discount to riskier business profiles. Within the mortgage-backed securities (MBS) space, we see a continued interest from banks helping support demand as valuations

AMG GW&K ESG Bond Fund Portfolio Manager’s Comments (continued)

edge closer to long-term averages. We continue to favor seasoned, high-coupon pools that offer higher carry and better convexity profiles.

The views expressed represent the opinions of GW&K Investment Management, LLC as of December 31, 2023, and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

AMG GW&K ESG Bond Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K ESG Bond Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K ESG Bond Fund’s Class N shares on December 31, 2013, to a $10,000 investment made in the Bloomberg U.S. Aggregate Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K ESG Bond Fund and the Bloomberg U.S. Aggregate Bond Index for the same time periods ended December 31, 2023.

	One	Five	Ten
Average Annual Total Returns[1]	Year	Years	Years
AMG GW&K ESG Bond Fund2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18, 19, 20, 21, 22, 23

Class N	6.69%	1.75%	2.21%

Class I	6.85%	1.96%	2.37%

Bloomberg U.S. Aggregate Bond Index[24]	5.53%	1.10%	1.81%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at wealth.amg.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2023. All returns are in U.S. Dollars($).

[2]	As of March 19, 2021, the Fund’s Subadviser was changed to GW&K Investment Management, LLC. Prior to

March 19, 2021, the Fund was known as the AMG Managers Loomis Sayles Bond Fund and had different principal investment strategies and corresponding risks. Performance shown for periods prior to March 19, 2021, reflects the performance and investment strategies of the Fund’s previous Subadviser, Loomis, Sayles & Company, L.P. The Fund’s past performance would have been different if the Fund were managed by the current Subadviser and strategy, and the Fund’s prior performance record might be less pertinent for investors considering whether to purchase shares of the Fund.

[3]  From time to time, the Fund’s Investment Manager has waived fees and/or absorbed Fund expenses, which has resulted in higher returns.

[4]  Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics, or in response to events that affect particular industries or companies.

[5]  The Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.

[6]  Because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.

[7]  The value of a debt security changes in response to various factors, including, for example, market-related factors, such as changes in interest rates or changes in the actual or perceived ability of an issuer to meet its obligations. Investments in debt securities are subject to, among other risks, credit risk, interest rate risk, extension risk, prepayment risk and liquidity risk.

[8]  Fixed coupon payments (cash flows) of bonds and debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline. During periods of increasing interest rates, the Fund may experience high levels of volatility and shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices, which could reduce the returns of the Fund.

[9]  The Fund will normally receive income which may include interest, dividends and/or capital gains, depending upon its investments. The distribution

AMG GW&K ESG Bond Fund Portfolio Manager’s Comments (continued)

   amount paid by the Fund will vary and generally depends on the amount of income the Fund earns (less expenses) on its portfolio holdings, and capital gains or losses it recognizes. A decline in the Fund’s income or net capital gains arising from its investments may reduce its distribution level.

[10] During periods of rising interest rates, a debtor may pay back a bond or other fixed income security slower than expected or required, and the value of such security may fall.

[11] Inflation risk is the risk that the value of assets or income from investments will be worth less in the future. Inflation rates may change frequently and drastically as a result of various factors and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors or adversely affect the real value of shareholders’ investments in the Fund. As inflation rates increase, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. Deflation risk is the risk that the prices throughout the economy decline over time – the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

[12] Factors unique to the municipal bond market may negatively affect the value of municipal bonds.

[13] A debtor may exercise its right to pay back a bond or other debt security earlier than expected or required during periods of decreasing interest rates.

[14] The Fund may have difficulty reinvesting payments from debtors and may receive lower rates than from its original investments.

[15] The issuer of bonds or other debt securities may be unable or unwilling, or may be perceived as unable or unwilling, to make timely interest or principal payments or otherwise honor its obligations.

[16] Below investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit, liquidity, and market risk than higher-rated securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments.

[17] Obligations issued by some U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises such as Government National Mortgage Association (“GNMA”) are backed by the full faith and credit of the U.S. Government, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and Federal Home Loan Banks (“FHLBs”), are not backed by the full faith and credit of the U.S. Government and are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. If one of these agencies defaults on a loan, there is no guarantee that the U.S. Government will provide financial support.

[18] Investments in asset-backed and mortgage-backed securities involve risk of severe credit downgrades, loss due to prepayments that occur earlier or later than expected, illiquidity and default.

[19] Investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.

[20] Investments in emerging markets are subject to the general risks of foreign investments, as well as additional risks which can result in greater price volatility. Such additional risks include the risk that markets in emerging market countries are typically less developed and less liquid than markets in developed countries and such markets are subjected to increased economic, political, or regulatory uncertainties.

[21] Fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

[22] Because exchange-traded funds incur their own

   costs, investing in them could result in a higher cost to the investor.

[23] Because applying the Fund’s ESG investment criteria may result in the selection or exclusion of securities of certain issuers for reasons other than financial performance, the Fund’s investment returns may underperform funds that do not incorporate ESG factors into their investment process. The incorporation of ESG criteria into the investment process may affect the Fund’s investment exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will improve the financial performance of the Fund or reflect the beliefs or values of any particular investor. ESG standards differ by region and industry, and a company’s ESG practices or the Subadviser’s assessment of a company’s ESG practices may change over time.

[24] The Bloomberg U.S. Aggregate Bond Index is an index of the U.S. investment-grade fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the Bloomberg U.S. Aggregate Bond Index is unmanaged, is not available for investment and does not incur expenses.

“Bloomberg®” and any Bloomberg index described herein are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by AMG Funds LLC. Bloomberg is not affiliated with AMG Funds LLC, and Bloomberg does not approve, endorse, review, or recommend the fund described herein. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to such fund.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG GW&K ESG Bond Fund Fund Snapshots (unaudited) December 31, 2023

PORTFOLIO BREAKDOWN

Category	% of Net Assets

Corporate Bonds and Notes	52.4

U.S. Government and Agency Obligations	39.3

Municipal Bonds	6.3

Asset-Backed Securities	1.2

Short-Term Investments	3.3

Other Assets, less Liabilities	(2.5)

Rating	% of Market Value[1]

U.S. Government and Agency Obligations	39.6

Aaa/AAA	3.4

Aa/AA	7.2

A	9.2

Baa/BBB	20.5

Ba/BB	19.8

B	0.3

[1]	Includes market value of long-term fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets

FHLMC, 3.000%, 04/01/51	3.1

U.S. Treasury Bonds, 2.250%, 05/15/41	2.5

U.S. Treasury Bonds, 1.875%, 02/15/51	2.2

FNMA, 3.500%, 08/01/49	2.2

FNMA, 3.500%, 02/01/35	2.2

Freddie Mac Multifamily Structured Pass Through Certificates, Series K134, Class A2, 2.243%, 10/25/31	2.1

U.S. Treasury Bonds, 3.125%, 05/15/48	2.1

FHLMC, 5.500%, 07/01/53	2.1

FNMA, 3.500%, 02/01/47	2.0

FNMA, 5.500%, 11/01/52	1.9

Top Ten as a Group	22.4

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB- or higher. Below investment grade ratings are credit ratings of BB+ or lower. Investments designated N/R are not rated by any of the rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K ESG Bond Fund Schedule of Portfolio Investments December 31, 2023

	Principal Amount	Value

Corporate Bonds and Notes - 52.4%

Financials - 11.0%

American Express Co.
(3.550% to 09/15/26 then U.S. Treasury Yield Curve CMT 5 year + 2.854%), 3.550%, 09/15/26[1,2,3]	$1,195,000	$1,024,473

Bank of America Corp.
MTN, (4.330% to 03/15/49 then 3 month SOFR + 1.782%), 4.330%, 03/15/50[1,3]	2,775,000	2,442,491
(5.872% to 09/15/33 then SOFR + 1.840%), 5.872%, 09/15/34[1,3,4]	3,100,000	3,244,988

The Bank of New York Mellon Corp.
Series G, (4.700% to 09/20/25 then U.S. Treasury Yield Curve CMT 5 year + 4.358%), 4.700%, 09/20/25[1,2,3]	4,100,000	3,995,562

Citigroup, Inc.
Series P, (5.950% to 05/15/25 then 3 month SOFR + 4.167%), 5.950%, 05/15/25[1,2,3]	1,550,000	1,517,152
Series T, (6.250% to 08/15/26 then 3 month SOFR + 4.779%), 6.250%, 08/15/26[1,2,3,4]	1,075,000	1,061,022

Crown Castle, Inc. 4.000%, 03/01/27	2,300,000	2,223,045

The Goldman Sachs Group, Inc.
Series O, (5.300% to 11/10/26 then 3 month SOFR + 4.096%), 5.300%, 11/10/26[1,2,3,4]	1,125,000	1,098,853
6.750%, 10/01/37	1,850,000	2,036,362

Huntington Bancshares, Inc.
(4.443% to 08/04/27 then SOFR + 1.970%), 4.443%, 08/04/28[1,3]	2,430,000	2,355,353

Morgan Stanley 3.950%, 04/23/27	2,200,000	2,135,560
(4.431% to 01/23/29 then 3 month SOFR + 1.890%), 4.431%, 01/23/30[1,3]	2,948,000	2,871,285

The PNC Financial Services Group, Inc.
(5.068% to 01/24/33 then SOFR + 1.933%), 5.068%, 01/24/34[1,3]	2,386,000	2,334,607

SBA Communications Corp. 3.875%, 02/15/27	2,950,000	2,832,926

SLM Corp. 3.125%, 11/02/26	3,365,000	3,137,644
4.200%, 10/29/25	838,000	812,860

Starwood Property Trust, Inc. 4.750%, 03/15/25	1,700,000	1,677,390

Truist Financial Corp., MTN (5.867% to 06/08/33 then SOFR + 2.361%), 5.867%, 06/08/34[1,3]	2,288,000	2,333,975

US Bancorp
(5.775% to 06/12/28 then SOFR + 2.020%), 5.775%, 06/12/29[1,3]	2,350,000	2,414,282

Wells Fargo & Co.
Series U, 5.875%, 06/15/25[2,3]	3,400,000	3,364,560

	Principal Amount	Value

Weyerhaeuser Co. 6.875%, 12/15/33	$2,600,000	$2,857,623

Total Financials		47,772,013

Industrials - 39.7%

Advocate Health & Hospitals Corp. 4.272%, 08/15/48	1,700,000	1,528,686

AECOM 5.125%, 03/15/27	1,650,000	1,638,118

Air Canada (Canada) 3.875%, 08/15/26[5]	1,200,000	1,146,468

Air Products and Chemicals, Inc. 2.700%, 05/15/40	1,950,000	1,485,379
4.800%, 03/03/33[4]	1,171,000	1,208,340

Alcoa Nederland Holding, B.V. (Netherlands) 4.125%, 03/31/29[4,5]	5,150,000	4,775,665

Anheuser-Busch InBev Worldwide, Inc. 4.375%, 04/15/38	2,200,000	2,086,313

APi Group DE, Inc. 4.125%, 07/15/29[4,5]	1,275,000	1,160,194

Aramark Services, Inc. 5.000%, 02/01/28[4,5]	3,020,000	2,929,520

Ashtead Capital, Inc. 1.500%, 08/12/26[5]	3,536,000	3,205,920

AT&T, Inc. 4.300%, 02/15/30	2,200,000	2,154,253

Ball Corp. 2.875%, 08/15/30	3,625,000	3,110,195

Broadcom, Inc. 4.300%, 11/15/32	2,820,000	2,705,407

BWX Technologies, Inc. 4.125%, 06/30/28[5]	1,225,000	1,135,930

Campbell Soup Co. 2.375%, 04/24/30	2,680,000	2,322,904

CCO Holdings LLC/CCO Holdings Capital Corp. 5.500%, 05/01/26[5]	2,000,000	1,986,680

Celanese US Holdings LLC 6.550%, 11/15/30	4,249,000	4,491,732

Centene Corp. 3.375%, 02/15/30	3,650,000	3,274,890

CF Industries, Inc. 5.150%, 03/15/34[4]	1,170,000	1,157,459

Cisco Systems, Inc. 5.500%, 01/15/40	1,400,000	1,490,285

Clean Harbors, Inc. 4.875%, 07/15/27[5]	2,520,000	2,469,328

Clearwater Paper Corp. 4.750%, 08/15/28[5]	1,950,000	1,807,654

Cogent Communications Group, Inc. 3.500%, 05/01/26[5]	3,365,000	3,221,533

Comcast Corp. 4.650%, 02/15/33[4]	3,217,000	3,236,379

The accompanying notes are an integral part of these financial statements.

AMG GW&K ESG Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 39.7% (continued)

CommonSpirit Health 3.347%, 10/01/29	$1,950,000	$1,780,459

Crowdstrike Holdings, Inc. 3.000%, 02/15/29[4]	1,285,000	1,161,289

Crown Americas LLC/Crown
Americas Capital Corp. V 4.250%, 09/30/26	2,850,000	2,764,505

Dell International LLC/EMC Corp. 8.100%, 07/15/36	972,000	1,195,462

Delta Air Lines, Inc. 7.375%, 01/15/26[4]	2,475,000	2,558,531

Discovery Communications LLC 3.950%, 03/20/28	2,047,000	1,947,032

FMG Resources August 2006 Pty, Ltd. (Australia) 4.500%, 09/15/27[5]	2,750,000	2,642,157

The Ford Foundation
Series 2020, 2.415%, 06/01/50	2,725,000	1,793,247

Freeport-McMoRan, Inc. 4.625%, 08/01/30[4]	2,961,000	2,893,538

Graphic Packaging International LLC 3.500%, 03/01/29[5]	2,850,000	2,566,093

Hasbro, Inc. 3.900%, 11/19/29[4]	3,120,000	2,901,510

HB Fuller Co. 4.250%, 10/15/28	3,150,000	2,945,419

HCA, Inc. 3.500%, 09/01/30[4]	3,050,000	2,764,905

Hilton Domestic Operating Co., Inc. 4.875%, 01/15/30	2,600,000	2,519,808

The Home Depot, Inc. 5.875%, 12/16/36	1,450,000	1,620,728

Howmet Aerospace, Inc. 6.875%, 05/01/25	1,050,000	1,063,611

Jacobs Engineering Group, Inc. 5.900%, 03/01/33	4,293,000	4,382,461

KB Home 4.800%, 11/15/29	1,222,000	1,167,621
6.875%, 06/15/27	1,751,000	1,819,724

Kraft Heinz Foods Co. 4.625%, 10/01/39	2,480,000	2,305,206

Lamar Media Corp. 4.875%, 01/15/29[4]	3,250,000	3,137,287

Methanex Corp. (Canada) 5.125%, 10/15/27	1,205,000	1,177,166

Microsoft Corp. 2.525%, 06/01/50	2,450,000	1,672,549

MSCI, Inc. 3.250%, 08/15/33[5]	2,015,000	1,684,111

Mueller Water Products, Inc. 4.000%, 06/15/29[5]	3,000,000	2,732,997

	Principal Amount	Value

Murphy Oil USA, Inc. 4.750%, 09/15/29	$3,250,000	$3,079,375

Novelis Corp. 3.250%, 11/15/26[5]	3,175,000	2,988,941

Owens Corning 7.000%, 12/01/36[6]	1,800,000	2,064,599

Packaging Corp. of America 5.700%, 12/01/33	2,155,000	2,268,525

Parker-Hannifin Corp. 3.250%, 06/14/29	1,650,000	1,552,487

Penske Automotive Group, Inc. 3.500%, 09/01/25	2,000,000	1,940,316

Prime Security Services Borrower LLC/Prime Finance, Inc. 5.750%, 04/15/26[5]	2,800,000	2,815,170

PulteGroup, Inc. 6.000%, 02/15/35	2,050,000	2,152,619

Sensata Technologies, B.V. 4.000%, 04/15/29[5]	1,275,000	1,184,877

SK Hynix, Inc. (South Korea) 2.375%, 01/19/31[5]	3,000,000	2,431,860

Sonoco Products Co. 2.850%, 02/01/32	1,822,000	1,550,301

Sysco Corp. 2.400%, 02/15/30	3,975,000	3,506,270

Teleflex, Inc. 4.250%, 06/01/28[5]	3,100,000	2,938,133

Tenet Healthcare Corp. 4.875%, 01/01/26	3,250,000	3,213,380

Teva Pharmaceutical Finance Netherlands III, B.V.
(Netherlands) 5.125%, 05/09/29[4]	2,300,000	2,196,607

Toll Brothers Finance Corp. 4.875%, 03/15/27[4]	2,750,000	2,734,033

Travel + Leisure Co. 5.650%, 04/01/24[6]	2,300,000	2,297,125

Twilio, Inc. 3.625%, 03/15/29[4]	600,000	547,372
3.875%, 03/15/31	2,194,000	1,953,768

United Parcel Service, Inc. 6.200%, 01/15/38	1,500,000	1,715,088

United Rentals North America, Inc. 3.875%, 02/15/31[4]	3,400,000	3,089,240

Verizon Communications, Inc. 3.875%, 02/08/29	4,408,000	4,273,476

Walgreens Boots Alliance, Inc. 3.200%, 04/15/30[4]	1,225,000	1,078,332
4.800%, 11/18/44	2,520,000	2,099,608

Walmart, Inc. 4.050%, 06/29/48	1,850,000	1,689,895

The accompanying notes are an integral part of these financial statements.

AMG GW&K ESG Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 39.7% (continued)

Western Digital Corp. 4.750%, 02/15/26	$1,916,000	$1,879,631

Yum! Brands, Inc. 3.625%, 03/15/31[4]	3,050,000	2,750,472

Total Industrials		172,918,148

Utilities - 1.7%

National Rural Utilities Cooperative Finance Corp. 1.350%, 03/15/31	4,635,000	3,635,963

Northern States Power Co. 2.900%, 03/01/50	5,365,000	3,758,287

Total Utilities		7,394,250

Total Corporate Bonds and Notes
(Cost $243,221,612)		228,084,411

Asset-Backed Securities - 1.2%

American Express Credit Account Master Trust Series 2022-4, Class A 4.950%, 10/15/27	2,145,000	2,151,940

Ford Credit Auto Owner Trust Series 2022-B, Class A4 3.930%, 08/15/27	2,193,000	2,155,037

Toyota Auto Receivables Owner Trust Series 2021-B, Class A4 0.530%, 10/15/26	858,000	811,310

Total Asset-Backed Securities
(Cost $5,073,748)		5,118,287

Municipal Bonds - 6.3%

California Health Facilities Financing Authority 4.190%, 06/01/37	3,500,000	3,237,206

California State General Obligation, School Improvements, Build America Bonds 7.550%, 04/01/39	2,300,000	2,903,999

Commonwealth of Massachusetts, Series B 4.110%, 07/15/31	2,380,694	2,361,371

Dallas Fort Worth International Airport, Series A 4.507%, 11/01/51	1,000,000	933,500

JobsOhio Beverage System, Series A 2.833%, 01/01/38	3,700,000	3,015,869

Los Angeles Unified School District, School Improvements, Build America Bonds 5.750%, 07/01/34	3,225,000	3,423,646

Massachusetts School Building Authority,
Series B, 1.753%, 08/15/30	4,500,000	3,867,779

New Jersey Economic Development Authority, Pension Funding, Series A (National Insured) 7.425%, 02/15/29	3,300,000	3,565,910

Port Authority of New York & New Jersey 6.040%, 12/01/29	2,000,000	2,159,850

	Principal Amount	Value

University of California, Series BI 1.697%, 05/15/29	$2,400,000	$2,092,272

Total Municipal Bonds
(Cost $31,662,496)		27,561,402

U.S. Government and Agency Obligations -39.3%

Fannie Mae - 16.4%

FNMA 3.500%, 02/01/35 to 02/01/51	35,224,804	33,399,236
4.000%, 07/01/44 to 01/01/51	21,674,568	20,868,127
4.500%, 05/01/48 to 06/01/49	6,084,577	6,054,691
5.000%, 05/01/50	2,762,454	2,775,736
5.500%, 11/01/52	8,270,894	8,450,458
Total Fannie Mae		71,548,248

Freddie Mac - 13.3%

FHLMC 2.000%, 03/01/36	7,738,239	6,980,786
3.000%, 04/01/51	15,264,033	13,544,148
3.500%, 02/01/50	8,607,304	8,010,947
4.500%, 10/01/48 to 12/01/48	9,140,912	9,011,400
5.500%, 07/01/53	8,859,092	8,945,263

Freddie Mac Multifamily Structured Pass Through Certificates
Series K134, Class A2 2.243%, 10/25/31[3]	10,730,000	9,195,313

Freddie Mac REMICS
Series 5297, Class DA 5.000%, 12/25/52	2,148,576	2,130,912

Total Freddie Mac		57,818,769

Ginnie Mae - 0.5%

GNMA
Series 2023-111, Class FD
(SOFR + 1.000%, Cap 7.000%, Floor 1.000%), 6.338%, 08/20/53[3]	2,122,350	2,116,379

U.S. Treasury Obligations - 9.1%

U.S. Treasury Bonds 1.250%, 05/15/50	4,625,000	2,492,261
1.875%, 02/15/51	15,247,000	9,668,146
2.250%, 05/15/41	14,109,000	10,746,539
2.500%, 02/15/46	2,096,000	1,572,737
3.125%, 05/15/48	10,968,000	9,137,715
3.500%, 02/15/39	6,477,000	6,134,174

Total U.S. Treasury Obligations		39,751,572

Total U.S. Government and Agency Obligations
(Cost $195,408,520)		171,234,968

Short-Term Investments - 3.3%

Joint Repurchase Agreements - 3.2%[7]

Cantor Fitzgerald Securities, Inc., dated 12/29/23, due 01/02/24, 5.470% total to be received $3,008,261 (collateralized by various U.S. Government Agency Obligations, 0.000% -7.613%, 08/01/25 - 09/20/73, totaling $3,066,563)	3,006,434	3,006,434

The accompanying notes are an integral part of these financial statements.

AMG GW&K ESG Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Joint Repurchase Agreements - 3.2%[7]
(continued)

Daiwa Capital Markets America, dated 12/29/23, due 01/02/24, 5.380% total to be received $632,324 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 7.500%, 03/22/24 - 01/01/54, totaling $644,663)	$631,946	$631,946

RBC Dominion Securities, Inc., dated 12/29/23, due 01/02/24, 5.340% total to be received $3,533,991 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 7.500%, 01/15/24 - 12/01/53, totaling $3,602,533)	3,531,895	3,531,895

Santander U.S. Capital Markets LLC, dated 12/29/23, due 01/02/24, 5.390% total to be received $3,498,670 (collateralized by various U.S. Government Agency Obligations, 1.500% - 6.838%, 10/25/30 - 03/20/71, totaling $3,566,507)	3,496,576	3,496,576

	Principal Amount	Value

State of Wisconsin Investment Board, dated 12/29/23, due 01/02/24, 5.470% total to be received $3,463,361 (collateralized by various U.S. Treasuries, 0.125% - 3.625%, 04/15/25 - 02/15/53, totaling $3,527,941)	$3,461,257	$3,461,257

Total Joint Repurchase Agreements		14,128,108
Repurchase Agreements - 0.1%

Fixed Income Clearing Corp., dated 12/29/23 due 01/02/24, 5.150% total to be received $293,168 (collateralized by a U.S. Treasury, 4.125%, 09/30/27, totaling $298,920)	293,000	293,000

Total Short-Term Investments
(Cost $14,421,108)		14,421,108

Total Investments - 102.5%
(Cost $489,787,484)		446,420,176

Other Assets, less Liabilities - (2.5)%		(10,998,720)

Net Assets - 100.0%		$435,421,456

[1]	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2023. Rate will reset at a future date.
[2]	Perpetuity Bond. The date shown represents the next call date.
[3]

Variable rate security. The rate shown is based on the latest available information as of December 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

[4]

Some of these securities, amounting to $22,416,408 or 5.1% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[5]

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, the value of these securities amounted to $45,823,231 or 10.5% of net assets.

[6]	Step Bond: A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.
[7]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

CMT	Constant Maturity Treasury
FHLMC	Freddie Mac
FNMA	Fannie Mae
GNMA	Ginnie Mae
MTN	Medium-Term Note
National Insured	National Public Finance Guarantee Corp.
REMICS	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate

The accompanying notes are an integral part of these financial statements.

AMG GW&K ESG Bond Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2023:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Corporate Bonds and Notes†	—	$228,084,411	—	$228,084,411

Asset-Backed Securities	—	5,118,287	—	5,118,287

Municipal Bonds†	—	27,561,402	—	27,561,402

U.S. Government and Agency Obligations†	—	171,234,968	—	171,234,968

Short-Term Investments

Joint Repurchase Agreements	—	14,128,108	—	14,128,108

Repurchase Agreements	—	293,000	—	293,000

Total Investments in Securities	—	$446,420,176	—	$446,420,176

†

All corporate bonds and notes, municipal bonds, and U.S. government and agency obligations held in the Fund are Level 2 securities. For a detailed breakout of corporate bonds and notes, municipal bonds, and U.S. government and agency obligations by major industry or agency classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2023, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG GW&K Enhanced Core Bond ESG Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

AMG GW&K Enhanced Core Bond ESG Fund (the “Fund”) Class N shares returned 5.89% for the year ended December 31, 2023, compared to the return of 5.53% for Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index.

MARKET OVERVIEW

The fixed income market experienced a solid rally in the first quarter of 2023, rebounding from its worst year on record. Much of the period saw a continuation of the tension that drove trading in 2022: inflation continued to slow, but at a glacial pace; a moribund housing market and downbeat consumer had yet to manifest as a slowdown in spending; and a record pace of rate hikes was unable to cool a stubbornly hot labor market. Investors also struggled to anticipate the U.S, Federal Reserve (the Fed)’s reaction function amid the various crosscurrents, while Chair Powell’s commentary offered few concrete insights beyond a firm resolve and data dependence. But the narrative shifted abruptly in the final weeks, as signs of systemic instability flared up amid a flurry of bank failures. The implications of this turmoil for financial conditions were not yet evident, but the stress in the banking sector was a complicating factor for both the Fed and the bond market.

The market posted a small loss in the second quarter, giving back a portion of the banking crisis-inspired rally that occurred in the closing days of March. Sentiment was cautious at the outset and investors sought haven assets on the possibility of contagion in the financial sector. But as it became clear that fallout from the failure of several regional lenders was likely to be contained, attention returned to the underlying strength of the economy and the stubborn persistence of inflation. The labor market gave only the slightest indications of softening, the buoyant housing sector continued to defy higher mortgage rates, and consumer spending once again proved irrepressible. Inflation showed limited progress on its path lower, plateauing at a level solidly above the Fed’s 2% target. Against this backdrop, the Federal Open Market Committee (FOMC) endeavored to maintain restrictive financial conditions by raising rates and providing hawkish guidance. There was nevertheless scant evidence of the Fed’s success in curbing aggregate demand away from some narrow segments of the commercial real estate and consumer finance markets.

The market posted a significant loss in the third quarter that more than offset the gains achieved in the first half of the year. The higher-for-longer Fed narrative increasingly took center stage, driven by a surprisingly resilient economy, surging oil prices, and inflation that persisted well above the Fed’s 2% target. While there were subtle signs that the labor market and consumer credit metrics might be softening, the unemployment rate remained near cycle lows and the consumer continued to spend robustly. The undeniably strong cadence of the economy left economists upgrading their third-quarter Gross Domestic Product (GDP) growth estimates and recharging optimism for a soft landing. Fed officials held rates steady at the September FOMC meeting, but thwarted hopes for a pivot by signaling the possibility of one more hike during the year and projecting less easing in 2024/2025.

The market experienced an extraordinary rally in the fourth quarter on elevated odds of an economic soft landing and dovish signals from the Fed. The strong performance was a sharp reversal from the prior quarter, which briefly raised the specter of an unprecedented third consecutive annual loss for the bond market. Sentiment was bolstered first by news that the U.S. Treasury’s borrowing needs were lower than feared and then lifted further by a series of upbeat economic readings and moderating price pressure. The final stage of the rally was powered by the arrival of the long-awaited Fed pivot, which left little doubt that the hiking cycle had concluded. Both the rates market and credit swiftly repriced to reflect a more rapid series of cuts and narrower risk premia, lifting asset prices across the board, and broadly easing financial conditions.

FUND PERFORMANCE

The Fund outperformed the Bloomberg U.S. Aggregate Index for 2023. The Fund’s overweight to spread product was the main driver of outperformance, particularly the overweight to Corporates. Our out-of-benchmark allocations to high yield Corporates and Preferreds were also positive contributors along with our overweight to Taxable Municipals and overweight to lower rated investment grade Corporates. This was offset somewhat by negative security selection within BBB-rated Corporates, particularly within the communications, consumer cyclical and finance companies sectors. The effects from duration and yield curve were negative, mostly from our overweight to intermediate rates which underperformed other parts of the curve.

The corporate bond market remains in a transition period with respect to ESG and sustainability. Many companies have set sustainability targets and are now shifting into the implementation phase, at times supported by public funds and incentives. However, higher inflation and increased regulatory costs of reporting have kept progress slow. Still, despite a sometimes-downbeat portrayal in media, investors continue to show a strong interest in ESG and sustainability, with fund flows and ESG bond issuance remaining roughly steady from last year. 2024 promises to be another important year for global ESG topics with many important regions poised for elections that could have a meaningful impact on the direction of ESG initiatives globally. Overall, we believe ESG and sustainability concerns will remain key issues for both companies and investors in the coming year. We continue to integrate ESG as a core part of our fundamental investment process and will closely monitor regulatory and policy actions that could influence the ESG investing landscape.

OUTLOOK

After a brief period in the second quarter that saw the bond market converge with the Fed’s dot plot, a rift has once again formed. The Fed projects three rate cuts in 2024 while the Fed funds futures market expects more than six. Similarly, the persistent inversion of the yield curve suggests the bond market is pricing in elevated odds of a recession, while the Fed’s median projections don’t see GDP growth falling below 1.4%. The inversion of the yield curve seems less likely to persist indefinitely, especially if rates normalize into a soft landing.

A soft landing would provide a favorable backdrop for corporate fundamentals. By creating conditions that allow the Fed to cut rates, it would both support topline growth and promote favorable liquidity conditions, thereby easing future refinancing needs. It would also be constructive on a technical basis, given that it would enhance the appeal of spread product. Valuations at current levels are less appealing, with breakevens versus Treasuries at the lower end of their historical range and leaving little room for error. As such, we believe this backdrop supports a neutral view of credit. Within the space, we favor names with defensive operating and financial metrics, given that investors do not seem to be assigning a meaningful discount to riskier business profiles. Within the mortgage-backed securities (MBS) space, we see a continued interest from banks helping support demand as valuations

AMG GW&K Enhanced Core Bond ESG Fund Portfolio Manager’s Comments (continued)

edge closer to long-term averages. We continue to favor seasoned, high-coupon pools that offer higher carry and better convexity profiles.

The views expressed represent the opinions of GW&K Investment Management, LLC as of December 31, 2023, and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

AMG GW&K Enhanced Core Bond ESG Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Enhanced Core Bond ESG Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K Enhanced Core Bond ESG Fund’s Class N shares on December 31, 2013, to a $10,000 investment made in the Bloomberg U.S. Aggregate Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Enhanced Core Bond ESG Fund and the Bloomberg U.S. Aggregate Bond Index for the same time periods ended December 31, 2023.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years

AMG GW&K Enhanced Core Bond ESG Fund2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, [15,16,17,18]

Class N	5.89%	1.62%	1.54%

Class I	6.05%	1.77%	1.72%

Class Z	6.13%	1.86%	1.79%

Bloomberg U.S. Aggregate Bond Index[19]	5.53%	1.10%	1.81%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at wealth.amg.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2023. All returns are in U.S. Dollars ($).

[2] From time to time, the Fund’s Investment Manager has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3] Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics, or in response to events that affect particular industries or companies.

[4] The Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.

[5] Because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.

[6] The value of a debt security changes in response to various factors, including, for example, market-related factors, such as changes in interest rates or changes in the actual or perceived ability of an issuer to meet its obligations. Investments in debt securities are subject to, among other risks, credit risk, interest rate risk, extension risk, prepayment risk and liquidity risk.

[7] Fixed coupon payments (cash flows) of bonds and debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline. During periods of increasing interest rates, the Fund may experience high levels of volatility and shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices, which could reduce the returns of the Fund.

[8] The Fund will normally receive income which may include interest, dividends and/or capital gains, depending upon its investments. The distribution amount paid by the Fund will vary and generally depends on the amount of income the Fund earns (less expenses) on its portfolio holdings, and capital gains or losses it recognizes. A decline in the Fund’s income or net capital gains arising from its investments may reduce its distribution level.

[9] During periods of rising interest rates, a debtor may pay back a bond or other fixed income security slower than expected or required, and the value of such security may fall.

[10]  Inflation risk is the risk that the value of assets or income from investments will be worth less in the

AMG GW&K Enhanced Core Bond ESG Fund Portfolio Manager’s Comments (continued)

   future. Inflation rates may change frequently and drastically as a result of various factors and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors or adversely affect the real value of shareholders’ investments in the Fund. As inflation rates increase, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. Deflation risk is the risk that the prices throughout the economy decline over time – the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

[11]  Factors unique to the municipal bond market may negatively affect the value of municipal bonds.

[12]  A debtor may exercise its right to pay back a bond or other debt security earlier than expected or required during periods of decreasing interest rates.

[13]  The Fund may have difficulty reinvesting payments from debtors and may receive lower rates than from its original investments.

[14]  The issuer of bonds or other debt securities may be unable or unwilling, or may be perceived as unable or unwilling, to make timely interest or principal payments or otherwise honor its obligations.

[15]  Below investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit, liquidity, and market risk than

   higher-rated securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments.

[16]  Obligations issued by some U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises such as Government National Mortgage Association (“GNMA”) are backed by the full faith and credit of the U.S. Government, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and Federal Home Loan Banks (“FHLBs”), are not backed by the full faith and credit of the U.S. Government and are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. If one of these agencies defaults on a loan, there is no guarantee that the U.S. Government will provide financial support.

[17]  Investments in asset-backed and mortgage-backed securities involve risk of severe credit downgrades, loss due to prepayments that occur earlier or later than expected, illiquidity and default.

[18]  Because applying the Fund’s ESG investment criteria may result in the selection or exclusion of securities of certain issuers for reasons other than financial performance, the Fund’s investment returns may underperform funds that do not incorporate ESG factors into their investment process. The incorporation of ESG criteria into the investment process may affect the Fund’s investment exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance

   depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will improve the financial performance of the Fund or reflect the beliefs or values of any particular investor. ESG standards differ by region and industry, and a company’s ESG practices or the Subadviser’s assessment of a company’s ESG practices may change over time.

[19]  The Bloomberg U.S. Aggregate Bond Index is an index of the U.S. investment-grade fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the Bloomberg U.S. Aggregate Bond Index is unmanaged, is not available for investment and does not incur expenses.

“Bloomberg®” and any Bloomberg index described herein are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by AMG Funds LLC. Bloomberg is not affiliated with AMG Funds LLC, and Bloomberg does not approve, endorse, review, or recommend the fund described herein. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to such fund.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG GW&K Enhanced Core Bond ESG Fund Fund Snapshots (unaudited) December 31, 2023

PORTFOLIO BREAKDOWN

Category	% of Net Assets

U.S. Government and Agency Obligations	48.4

Corporate Bonds and Notes	42.6

Municipal Bonds	5.6

Asset-Backed Securities	1.3

Short-Term Investments	5.3

Other Assets, less Liabilities	(3.2)

Rating	% of Market Value[1]

U.S. Government and Agency Obligations	49.4

Aaa/AAA	4.3

Aa/AA	5.2

A	8.9

Baa/BBB	20.0

Ba/BB	12.0

B	0.2

[1]	Includes market value of long-term fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets

U.S. Treasury Bonds, 2.250%, 05/15/41	2.8

U.S. Treasury Bonds, 3.500%, 02/15/39	2.7

U.S. Treasury Bonds, 1.875%, 02/15/51	2.3

FNMA, 3.500%, 02/01/47	2.1

FNMA, 4.000%, 10/01/43	1.9

Freddie Mac Multifamily Structured Pass Through Certificates, Series K133, Class A2, 2.096%, 09/25/31	1.8

FNMA, 4.500%, 09/01/46	1.8

FHLMC, 3.000%, 03/01/51	1.6

U.S. Treasury Bonds, 3.125%, 05/15/48	1.6

California State General Obligation, School Improvements, Build America Bonds, 7.550%, 04/01/39	1.6

Top Ten as a Group	20.2

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB- or higher. Below investment grade ratings are credit ratings of BB+ or lower. Investments designated N/R are not rated by any of the rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Enhanced Core Bond ESG Fund Schedule of Portfolio Investments December 31, 2023

	Principal Amount	Value

Corporate Bonds and Notes - 42.6%

Financials - 11.7%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
1.650%, 10/29/24	$450,000	$434,297

Air Lease Corp.
2.875%, 01/15/26	248,000	236,260

American Express Co.
(3.550% to 09/15/26 then U.S. Treasury Yield Curve CMT 5 year + 2.854%), 3.550%, 09/15/26[1,2,3]	445,000	381,498

Bank of America Corp.
MTN, (4.330% to 03/15/49 then 3 month SOFR + 1.782%), 4.330%, 03/15/50[1,3,4]	390,000	343,269

The Bank of New York Mellon Corp.
Series I, (3.750% to 12/20/26 then U.S. Treasury Yield Curve CMT 5 year + 2.630%), 3.750%, 12/20/26[1,2,3]	61,000	52,724
Series G, (4.700% to 09/20/25 then U.S. Treasury Yield Curve CMT 5 year + 4.358%), 4.700%, 09/20/25[1,2,3]	206,000	200,753

Citigroup, Inc.
Series P, (5.950% to 05/15/25 then 3 month SOFR + 4.167%), 5.950%, 05/15/25[1,2,3]	140,000	137,033

Crown Castle, Inc.
4.300%, 02/15/29	375,000	360,892

The Goldman Sachs Group, Inc.
Series O, (5.300% to 11/10/26 then 3 month SOFR + 4.096%), 5.300%, 11/10/26[1,2,3,4]	193,000	188,514

JPMorgan Chase & Co.
(6.254% to 10/23/33 then SOFR + 1.810%), 6.254%, 10/23/34[1,3,4]	370,000	401,075

Morgan Stanley
(4.431% to 01/23/29 then 3 month SOFR + 1.890%), 4.431%, 01/23/30[1,3]	415,000	404,201

The PNC Financial Services Group, Inc.
(5.068% to 01/24/33 then SOFR + 1.933%), 5.068%, 01/24/34[1,3]	412,000	403,126

SBA Communications Corp. 3.875%, 02/15/27	200,000	192,063

SLM Corp.
3.125%, 11/02/26	275,000	256,420

US Bancorp
(5.775% to 06/12/28 then SOFR + 2.020%), 5.775%, 06/12/29[1,3]	375,000	385,258

Wells Fargo & Co.
MTN, (2.879% to 10/30/29 then 3 month SOFR + 1.432%), 2.879%, 10/30/30[1,3]	450,000	400,033

Total Financials		4,777,416

	Principal Amount	Value

Industrials - 30.3%

AECOM 5.125%, 03/15/27	$223,000	$221,394

Air Canada (Canada)
3.875%, 08/15/26[5]	105,000	100,316

Air Products and Chemicals, Inc.
4.800%, 03/03/33[4]	246,000	253,844

Alcoa Nederland Holding, B.V. (Netherlands)
4.125%, 03/31/29[4,5]	480,000	445,111

APi Group DE, Inc.
4.125%, 07/15/29[4,5]	105,000	95,545

Aramark Services, Inc.
5.000%, 02/01/28[4,5]	207,000	200,798

Ashtead Capital, Inc.
1.500%, 08/12/26[5]	308,000	279,249

AT&T, Inc.
1.650%, 02/01/28	205,000	182,553
4.300%, 02/15/30	190,000	186,049

Ball Corp.
2.875%, 08/15/30	223,000	191,331

Broadcom, Inc.
4.150%, 11/15/30	333,000	318,075

BWX Technologies, Inc.
4.125%, 06/30/28[5]	110,000	102,002

Campbell Soup Co.
2.375%, 04/24/30	230,000	199,354

Celanese US Holdings LLC
6.550%, 11/15/30	370,000	391,137

Charter Communications Operating LLC/Charter Communications Operating Capital
4.908%, 07/23/25	307,000	304,082

Clean Harbors, Inc.
4.875%, 07/15/27[5]	195,000	191,079

Clearwater Paper Corp.
4.750%, 08/15/28[5]	214,000	198,378

Cogent Communications Group, Inc.
3.500%, 05/01/26[5]	267,000	255,616

Comcast Corp.
4.150%, 10/15/28	85,000	83,816
4.650%, 02/15/33[4]	105,000	105,633

CommonSpirit Health
3.347%, 10/01/29	403,000	367,962

Crowdstrike Holdings, Inc.
3.000%, 02/15/29[4]	218,000	197,012

Crown Americas LLC/Crown Americas Capital Corp. V
4.250%, 09/30/26[4]	252,000	244,440

Delta Air Lines, Inc.
4.375%, 04/19/28	70,000	67,726

Fiserv, Inc.
4.200%, 10/01/28[4]	353,000	344,984

FMG Resources August 2006 Pty, Ltd. (Australia)
4.500%, 09/15/27[5]	72,000	69,177

The accompanying notes are an integral part of these financial statements.

AMG GW&K Enhanced Core Bond ESG Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 30.3% (continued)

The Ford Foundation
Series 2020, 2.415%, 06/01/50	$468,000	$307,978

Freeport-McMoRan, Inc.
4.625%, 08/01/30[4]	306,000	299,028

Graphic Packaging International LLC 4.750%, 07/15/27[5]	60,000	58,200

HB Fuller Co. 4.250%, 10/15/28	71,000	66,389

HCA, Inc. 3.500%, 09/01/30[4]	332,000	300,967

Hillenbrand, Inc. 5.000%, 09/15/26[6]	60,000	59,312

Hilton Domestic Operating Co., Inc. 4.875%, 01/15/30	217,000	210,307

Howmet Aerospace, Inc. 5.900%, 02/01/27[4]	151,000	154,875

Jacobs Engineering Group, Inc. 5.900%, 03/01/33	360,000	367,502

KB Home 4.800%, 11/15/29	236,000	225,498

Kraft Heinz Foods Co. 4.250%, 03/01/31[4]	366,000	358,517

Lamar Media Corp. 3.750%, 02/15/28	60,000	56,281

McDonald’s Corp. 4.800%, 08/14/28	279,000	283,813

Merck & Co., Inc. 1.900%, 12/10/28[4]	159,000	143,091

Meritage Homes Corp. 5.125%, 06/06/27	60,000	59,120

Methanex Corp. (Canada) 5.125%, 10/15/27	97,000	94,759

Microsoft Corp. 2.525%, 06/01/50	484,000	330,414

MSCI, Inc. 3.250%, 08/15/33[5]	273,000	228,170

Mueller Water Products, Inc. 4.000%, 06/15/29[5]	55,000	50,105

Murphy Oil USA, Inc. 4.750%, 09/15/29	75,000	71,063
5.625%, 05/01/27	125,000	123,911

Novelis Corp. 3.250%, 11/15/26[5]	215,000	202,401

Packaging Corp. of America 5.700%, 12/01/33	190,000	200,009

Prime Security Services Borrower LLC/Prime Finance, Inc. 5.750%, 04/15/26[5]	149,000	149,807

Sealed Air Corp. 4.000%, 12/01/27[5]	70,000	65,700

	Principal Amount	Value

Sensata Technologies, B.V. 4.000%, 04/15/29[5]	$200,000	$185,863

Sonoco Products Co. 2.850%, 02/01/32	279,000	237,395

Sysco Corp. 2.400%, 02/15/30	420,000	370,474

Teleflex, Inc. 4.250%, 06/01/28[5]	70,000	66,345

Tenet Healthcare Corp. 4.875%, 01/01/26	160,000	158,197

Teva Pharmaceutical Finance Netherlands III, B.V. (Netherlands) 5.125%, 05/09/29	200,000	191,009

United Rentals North America, Inc. 3.875%, 02/15/31[4]	195,000	177,177

Verizon Communications, Inc. 3.875%, 02/08/29[4]	374,000	362,586

Walgreens Boots Alliance, Inc. 3.200%, 04/15/30[4]	469,000	412,847

WESCO Distribution, Inc. 7.250%, 06/15/28[5]	140,000	143,896

Total Industrials		12,369,669

Utilities - 0.6%

National Rural Utilities Cooperative Finance Corp. 1.350%, 03/15/31	332,000	260,440

Total Corporate Bonds and Notes
(Cost $18,153,700)		17,407,525

Asset-Backed Securities - 1.3%

American Express Credit Account Master Trust Series 2022-4, Class A 4.950%, 10/15/27	200,000	200,647

Ford Credit Auto Owner Trust Series 2022-B, Class A4 3.930%, 08/15/27	205,000	201,451

Toyota Auto Receivables Owner Trust
Series 2021-B, Class A3 0.260%, 11/17/25	40,731	39,855
Series 2021-B, Class A4 0.530%, 10/15/26	85,000	80,375

Total Asset-Backed Securities
(Cost $517,991)		522,328

Municipal Bonds - 5.6%

California Health Facilities Financing Authority 4.190%, 06/01/37	240,000	221,980

California State General Obligation, School Improvements, Build America Bonds 7.550%, 04/01/39	500,000	631,304

Commonwealth of Massachusetts, Series B 4.110%, 07/15/31	226,015	224,181

County of Miami-Dade Florida Aviation Revenue Series C, 4.280%, 10/01/41	430,000	390,437

.The accompanying notes are an integral part of these financial statements.

AMG GW&K Enhanced Core Bond ESG Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Municipal Bonds - 5.6% (continued)

Los Angeles Unified School District, School Improvements, Build America Bonds
5.750%, 07/01/34	$360,000	$382,174

Massachusetts School Building Authority, Series B, 1.753%, 08/15/30	368,000	316,298

University of California, University & College Improvements, Series BD 3.349%, 07/01/29	120,000	114,103

Total Municipal Bonds
(Cost $2,495,536)		2,280,477

U.S. Government and Agency Obligations - 48.4%

Fannie Mae - 24.8%

FNMA 3.000%, 06/01/33 to 05/01/50	999,842	934,815
3.500%, 04/01/34 to 05/01/52	4,062,167	3,831,516
4.000%, 10/01/43 to 06/01/49	2,335,784	2,264,693
4.500%, 04/01/39 to 05/01/53	2,274,263	2,249,179
5.000%, 07/01/47	487,714	495,597
5.500%, 11/01/52	326,519	333,608

Total Fannie Mae		10,109,408

Freddie Mac - 9.2%

FHLMC 2.000%, 09/01/35	240,315	216,981
3.000%, 03/01/50 to 03/01/51	1,233,841	1,105,846
4.000%, 07/01/48	297,395	286,860
4.500%, 10/01/41	430,385	429,830
5.500%, 06/01/53	482,060	486,818

FHLMC Gold Pool 3.500%, 02/01/30 to 01/01/31	222,381	217,047

Freddie Mac Multifamily Structured Pass Through Certificates
Series K133, Class A2 2.096%, 09/25/31	880,000	746,511
Series K134, Class A2 2.243%, 10/25/31[3]	95,000	81,412

Freddie Mac REMICS
Series 5297, Class DA 5.000%, 12/25/52	204,853	203,169

Total Freddie Mac		3,774,474

Ginnie Mae - 0.5%

GNMA
Series 2023-111, Class FD (SOFR + 1.000%, Cap 7.000%, Floor 1.000%), 6.338%, 08/20/53[3]	197,428	196,873

	Principal Amount	Value

U.S. Treasury Obligations - 13.9%

U.S. Treasury Bonds 1.875%, 02/15/51	$1,487,000	$942,909
2.250%, 05/15/41	1,508,000	1,148,613
2.500%, 02/15/46	338,000	253,619
3.125%, 05/15/48	771,000	642,339
3.500%, 02/15/39	1,148,000	1,087,237
3.625%, 02/15/53	225,000	207,774
3.875%, 02/15/43	397,000	378,515
5.000%, 05/15/37	163,000	182,286

U.S. Treasury Inflation Indexed Notes 0.250%, 01/15/25	292,273	283,689
0.500%, 01/15/28	293,120	277,345
1.125%, 01/15/33	263,385	249,135

Total U.S. Treasury Obligations		5,653,461

Total U.S. Government and Agency Obligations
(Cost $21,531,747)		19,734,216

Short-Term Investments - 5.3%

Joint Repurchase Agreements - 5.3%[7]

Daiwa Capital Markets America, dated 12/29/23, due 01/02/24, 5.380% total to be received $1,000,598 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 7.500%, 03/22/24 -01/01/54, totaling $1,020,123)	1,000,000	1,000,000

Deutsche Bank Securities, Inc., dated 12/29/23, due 01/02/24, 5.350% total to be received $185,684 (collateralized by various U.S. Government Agency Obligations, 2.000% - 6.500%, 09/01/46 - 06/01/62, totaling $189,285)	185,574	185,574

RBC Dominion Securities, Inc., dated 12/29/23, due 01/02/24, 5.340% total to be received $1,000,593 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 7.500%, 01/15/24 - 12/01/53, totaling $1,020,000)	1,000,000	1,000,000

Total Joint Repurchase Agreements		2,185,574

Total Short-Term Investments
(Cost $2,185,574)		2,185,574

Total Investments - 103.2%
(Cost $44,884,548)		42,130,120

Other Assets, less Liabilities - (3.2)%		(1,313,459)

Net Assets - 100.0%		$40,816,661

[1]	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2023. Rate will reset at a future date.

[2]	Perpetuity Bond. The date shown represents the next call date.
[3]

Variable rate security. The rate shown is based on the latest available information as of December 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

The accompanying notes are an integral part of these financial statements.

AMG GW&K Enhanced Core Bond ESG Fund Schedule of Portfolio Investments (continued)

[4]

Some of these securities, amounting to $4,139,635 or 10.1% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[5]

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, the value of these securities amounted to $3,087,758 or 7.6% of net assets.

[6]	Step Bond: A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.

[7]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

CMT	Constant Maturity Treasury
FHLMC	Freddie Mac
FNMA	Fannie Mae
GNMA	Ginnie Mae
MTN	Medium-Term Note
REMICS	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2023:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Corporate Bonds and Notes†	—	$17,407,525	—	$17,407,525

Asset-Backed Securities	—	522,328	—	522,328

Municipal Bonds†	—	2,280,477	—	2,280,477

U.S. Government and Agency Obligations†	—	19,734,216	—	19,734,216

Short-Term Investments

Joint Repurchase Agreements	—	2,185,574	—	2,185,574

Total Investments in Securities	—	$42,130,120	—	$42,130,120

†

All corporate bonds and notes, municipal bonds, and U.S. government agency obligations held in the Fund are Level 2 securities. For a detailed breakout of corporate bonds and notes, municipal bonds, and U.S. government agency obligations by major industry or agency classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2023, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG GW&K High Income Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

AMG GW&K High Income Fund (the “Fund”) Class N shares returned 9.13% during the year ended December 31, 2023, compared to the 9.65% return for the Bloomberg U.S.High Yield 1–5 Year Ba Index.

MARKET OVERVIEW

The fixed income market experienced a solid rally in the first quarter of 2023, rebounding from its worst year on record. Much of the period saw a continuation of the tension that drove trading in 2022: inflation continued to slow, but at a glacial pace; a moribund housing market and downbeat consumer had yet to manifest as a slowdown in spending; and a record pace of rate hikes was unable to cool a stubbornly hot labor market. Investors also struggled to anticipate the U. S Federal Reserve’s (the Fed) reaction function amid the various crosscurrents, while Chair Powell’s commentary offered few concrete insights beyond a firm resolve and data dependence. But the narrative shifted abruptly in the final weeks, as signs of systemic instability flared up amid a flurry of bank failures. The implications of this turmoil for financial conditions were not yet evident, but the stress in the banking sector was a complicating factor for both the Fed and the bond market.

The market posted a small loss in the second quarter, giving back a portion of the banking crisis-inspired rally that occurred in the closing days of March. Sentiment was cautious at the outset and investors sought haven assets on the possibility of contagion in the financial sector. But as it became clear that fallout from the failure of several regional lenders was likely to be contained, attention returned to the underlying strength of the economy and the stubborn persistence of inflation. The labor market gave only the slightest indications of softening, the buoyant housing sector continued to defy higher mortgage rates, and consumer spending once again proved irrepressible. Inflation showed limited progress on its path lower, plateauing at a level solidly above the Fed’s 2% target. Against this backdrop, the Federal Open Market Committee (FOMC) endeavored to maintain restrictive financial conditions by raising rates and providing hawkish guidance. There was nevertheless scant evidence of the Fed’s success in curbing aggregate demand away from some narrow segments of the commercial real estate and consumer finance markets.

The market posted a significant loss in the third quarter that more than offset the gains achieved in the first half of the year. The higher-for-longer Fed narrative increasingly took center stage, driven by a surprisingly resilient economy, surging oil prices, and inflation that persisted well above the Fed’s 2% target. While there were subtle signs that the labor market and consumer credit metrics might be softening, the unemployment rate remained near cycle lows and the consumer continued to spend robustly. The undeniably strong cadence of the economy left economists upgrading their third-quarter Gross Domestic Product (GDP) growth estimates and recharging optimism for a soft landing. Fed officials held rates steady at the September FOMC meeting, but thwarted hopes for a pivot by signaling the possibility of one more hike during the year and projecting less easing in 2024/2025.

The market experienced an extraordinary rally in the fourth quarter on elevated odds of an economic soft landing and dovish signals from the Fed. The strong performance was a sharp reversal from the prior quarter, which briefly raised the specter of an unprecedented third consecutive annual loss for the bond market. Sentiment was bolstered first by news that the US Treasury’s borrowing needs were lower than feared and then lifted further by a series of upbeat economic readings and moderating price pressure. The final stage of the rally was powered by the arrival of the long-awaited Fed pivot, which left little doubt that the hiking cycle had concluded. Both the rates market and credit swiftly repriced to reflect a more rapid series of cuts and narrower risk premia, lifting asset prices across the board, and broadly easing financial conditions.

FUND PERFORMANCE

The Fund underperformed the Bloomberg U.S High Yield 1-5 Year Ba Index for 2023. The Fund’s out-of-benchmark allocation to BBB-rated

Corporates was the main detractor from performance amidst the lower quality rally. Our longer duration and exposure to intermediate rates, particularly the 10- and 20-year part of the curve, detracted from returns given the re-steepening. This was mostly offset by the Fund’s out-of-benchmark allocation to single B-rated Corporates, which was a positive contributor. Security selection was similarly positive, particularly within the BB-rated consumer cyclical, utilities, and capital goods sectors.

OUTLOOK

After a brief period in the second quarter that saw the bond market converge with the Fed’s dot plot, a rift has once again formed. The Fed projects three rate cuts in 2024 while the Federal Funds futures market expects more than six. Similarly, the persistent inversion of the yield curve suggests the bond market is pricing in elevated odds of a recession, while the Fed’s median projections do not see GDP growth falling below 1.4%. The inversion of the yield curve seems less likely to persist indefinitely, especially if rates normalize into a soft landing.

A soft landing would provide a favorable backdrop for corporate fundamentals. By creating conditions that allow the Fed to cut rates, it would both support topline growth and promote favorable liquidity conditions, thereby easing future refinancing needs. It would also be constructive on a technical basis, given that it would enhance the appeal of spread product. Valuations at current levels are less appealing, with breakevens versus Treasuries at the lower end of their historical range and leaving little room for error. As such, we believe this backdrop supports a neutral view of credit. Within the space, we favor names with defensive operating and financial metrics, given that investors do not seem to be assigning a meaningful discount to riskier business profiles.

The views expressed represent the opinions of GW&K Investment Management, LLC as of December 31, 2023, and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

AMG GW&K High Income Fund Portfolio Manager’s Comments (Continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K High Income Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K High Income Fund’s Class N shares on December 31, 2013, to a $10,000 investment made in the Bloomberg U.S. High Yield 1-5 Year Ba Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K High Income Fund and the Bloomberg U.S. High Yield 1-5 Year Ba Index for the same time periods ended December 31, 2023.

	One Year	Five Years	Ten Years	Since Inception	Inception Date
Average Annual Total Returns[1]
AMG GW&K High Income Fund2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18, 19

Class N	9.13%	4.95%	3.05%	4.69%	03/25/94

Class I	9.35%	—	—	2.05%	03/15/21

Bloomberg U.S. High Yield 1-5 Year Ba Index[20]	9.65%	5.04%	4.21%	6.49%	03/25/94	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at wealth.amg.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and

   capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2023. All returns are in U.S. Dollars($).

[2] From time to time, the Fund’s Investment Manager has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3] Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics, or in response to events that affect particular industries or companies.

[4] The Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.

[5] Because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.

[6] As of December 4, 2020, the Fund’s Subadviser was changed to GW&K Investment Management, LLC. Prior to December 4, 2020, the Fund was known as the AMG Managers Global Income Opportunity Fund, and had different principal investment strategies and corresponding risks. Performance shown for periods prior to December 4, 2020 reflects the performance and investment strategies of the Fund’s previous Subadviser, Loomis, Sayles & Company, L.P. The Fund’s past performance would have been different if the Fund were managed by the current Subadviser and strategy, and the Fund’s prior performance record might be less pertinent for investors considering whether to purchase shares of the Fund.

[7] The value of a debt security changes in response to various factors, including, for example, market-related factors, such as changes in interest rates or changes in the actual or perceived ability of an issuer to meet its obligations. Investments in debt securities are subject to, among other risks, credit risk, interest rate risk, extension risk, prepayment risk and liquidity risk.

[8] Fixed coupon payments (cash flows) of bonds and debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline. During periods of increasing interest rates, the Fund may experience high levels of volatility and shareholder

AMG GW&K High Income Fund Portfolio Manager’s Comments (continued)

   redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices, which could reduce the returns of the Fund.

[9]  The Fund will normally receive income which may include interest, dividends and/or capital gains, depending upon its investments. The distribution amount paid by the Fund will vary and generally depends on the amount of income the Fund earns (less expenses) on its portfolio holdings, and capital gains or losses it recognizes. A decline in the Fund’s income or net capital gains arising from its investments may reduce its distribution level.

[10] During periods of rising interest rates, a debtor may pay back a bond or other fixed income security slower than expected or required, and the value of such security may fall.

[11] Inflation risk is the risk that the value of assets or income from investments will be worth less in the future. Inflation rates may change frequently and drastically as a result of various factors and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors or adversely affect the real value of shareholders’ investments in the Fund. As inflation rates increase, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. Deflation risk is the risk that the prices throughout the economy decline over time – the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

[12] Factors unique to the municipal bond market may negatively affect the value of municipal bonds.

[13] A debtor may exercise its right to pay back a bond or other debt security earlier than expected or required during periods of decreasing interest rates.

[14] The Fund may have difficulty reinvesting payments from debtors and may receive lower rates than from its original investments.

[15] The issuer of bonds or other debt securities may be unable or unwilling, or may be perceived as unable or unwilling, to make timely interest or principal payments or otherwise honor its obligations.

[16] Below investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit, liquidity, and market risk than higher-rated securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments.

[17] Obligations issued by some U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises such as Government National Mortgage Association (“GNMA”) are backed by the full faith and credit of the U.S. Government, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and Federal Home Loan Banks (“FHLBs”), are not backed by the full faith and credit of the U.S. Government and are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. If one of these agencies defaults on a loan, there is no guarantee that the U.S. Government will provide financial support.

[18] Investing in restricted securities (including, without limitation, Rule 144A securities) may reduce the liquidity of the Fund’s investments in the event that an adequate trading market does not exist for these securities. Limitations on the resale of restricted securities could adversely affect the marketability of the securities, and the Fund may be unable to sell the security at the desired time or price, if at all. The purchase price and subsequent valuation of restricted securities normally reflect a discount, which may be significant, from the market price of comparable unrestricted securities for which a liquid trading market exists.

[19] Because applying the Fund’s ESG investment criteria may result in the selection or exclusion of securities of certain issuers for reasons other than financial performance, the Fund’s investment returns may underperform funds that do not incorporate ESG factors into their investment process. The incorporation of ESG criteria into the investment process may affect the Fund’s investment exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will improve the financial performance of the Fund or reflect the beliefs or values of any particular investor. ESG standards differ by region and industry, and a company’s ESG practices or the Subadviser’s assessment of a company’s ESG practices may change over time.

[20] The Bloomberg U.S. High Yield 1-5 Year Ba Index, a subset of the Bloomberg High Yield Index, is an unmanaged index comprised of fixed rate, publicly issued, non-investment grade debt registered with the Securities and Exchange Commission (SEC) where the middle rating of Moody’s, S&P and Fitch is BB and maturities range from 1 to 5 years. Unlike the Fund, the Bloomberg U.S. High Yield 1-5 Year Ba Index is unmanaged, is not available for investment and does not incur expenses.

“Bloomberg®” and any Bloomberg index described herein are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by AMG Funds LLC. Bloomberg is not affiliated with AMG Funds LLC, and Bloomberg does not approve, endorse, review, or recommend the fund described herein. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to such fund.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG GW&K High Income Fund Fund Snapshots (unaudited) December 31, 2023

PORTFOLIO BREAKDOWN

Category	% of Net Assets

Corporate Bonds and Notes	97.9

Short-Term Investments[1]	15.7

Other Assets, less Liabilities[2]	(13.6)

[1]	Includes reinvestment of cash collateral into joint repurchase agreements on security lending transactions.
[2]	Includes repayment of cash collateral on security lending transactions.

Rating	% of Market Value[1]

A	1.0

Baa/BBB	25.4

Ba/BB	68.5

B	5.1

TOP TEN HOLDINGS

Security Name	% of Net Assets

NuStar Logistics LP, 5.625%, 04/28/27	2.0

SLM Corp., 4.200%, 10/29/25	1.8

SM Energy Co., 5.625%, 06/01/25	1.8

Matador Resources Co., 5.875%, 09/15/26	1.6

Southwestern Energy Co., 8.375%, 09/15/28	1.6

Citigroup, Inc., 3.875%, 02/18/26	1.6

Prime Security Services Borrower LLC/Prime Finance, Inc., 5.750%, 04/15/26	1.6

Starwood Property Trust, Inc., 4.750%, 03/15/25	1.6

Navient Corp., 5.000%, 03/15/27	1.5

MGM Resorts International, 5.750%, 06/15/25	1.5

Top Ten as a Group	16.6

1 Includes market value of long-term fixed-income securities only.

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB- or higher. Below investment grade ratings are credit ratings of BB+ or lower. Investments designated N/R are not rated by any of the rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K High Income Fund Schedule of Portfolio Investments December 31, 2023

	Principal Amount	Value

Corporate Bonds and Notes - 97.9%

Financials - 17.5%

American Express Co. (3.550% to 09/15/26 then U.S. Treasury Yield Curve CMT 5 year + 2.854%), 3.550%, 09/15/26[1,2,3]	$186,000	$159,458

Citigroup, Inc. (3.875% to 02/18/26 then U.S. Treasury Yield Curve CMT 5 year + 3.417%), 3.875%, 02/18/26[1,2,3]	255,000	225,758

Fifth Third Bancorp 3.650%, 01/25/24	25,000	24,959

The Goldman Sachs Group, Inc. Series U (3.650% to 08/10/26 then U.S. Treasury Yield Curve CMT 5 year + 2.915%), 3.650%, 08/10/26[1,2,3,4]	151,000	133,902

Huntington Bancshares, Inc. 2.625%, 08/06/24	75,000	73,598

JPMorgan Chase & Co. Series S (6.750% to 02/01/24 then 3 month SOFR + 4.042%), 6.750%, 02/01/24[1,2,3]	167,000	166,661

KeyCorp (3.878% to 05/23/24 then SOFR Index + 1.250%), 3.878%, 05/23/25[1,3]	75,000	73,324

M&T Bank Corp. (4.553% to 08/16/27 then SOFR Index + 1.780%), 4.553%, 08/16/28[1,3]	39,000	37,571

MetLife, Inc. Series G (3.850% to 09/15/25 then U.S. Treasury Yield Curve CMT 5 year + 3.576%), 3.850%, 09/15/25[1,2,3,4]	135,000	127,791

Morgan Stanley Series M 5.875%, 09/15/26[2,3]	174,000	166,248

Navient Corp. 5.000%, 03/15/27[4]	220,000	212,400

SBA Communications Corp. 3.875%, 02/15/27	198,000	190,142

SLM Corp. 4.200%, 10/29/25	264,000	256,080

Starwood Property Trust, Inc. 4.750%, 03/15/25	223,000	220,034

Wells Fargo & Co. Series U 5.875%, 06/15/25[2,3,4]	209,000	206,821

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.500%, 03/01/25[5]	170,000	169,135

Total Financials		2,443,882

	Principal Amount	Value

Industrials - 77.3%

AECOM 5.125%, 03/15/27	$167,000	$165,797

Air Canada (Canada) 3.875%, 08/15/26[5]	195,000	186,301

Alcoa Nederland Holding BV (Netherlands) 6.125%, 05/15/28[5]	200,000	201,151

American Airlines Inc/AAdvantage Loyalty IP, Ltd. 5.500%, 04/20/26[5]	149,167	148,091

Apache Corp. 4.250%, 01/15/30[4]	148,000	138,287

APi Group DE, Inc. 4.125%, 07/15/29[4,5]	200,000	181,991

Aramark Services, Inc. 5.000%, 02/01/28[4,5]	146,000	141,626

ATI, Inc. 4.875%, 10/01/29	78,000	72,693

Avient Corp. 5.750%, 05/15/25[5]	66,000	66,002

Ball Corp. 5.250%, 07/01/25	70,000	69,913

BWX Technologies, Inc. 4.125%, 06/30/28[5]	195,000	180,822

Caesars Entertainment, Inc. 6.250%, 07/01/25[5]	175,000	175,476

Callon Petroleum Co. 6.375%, 07/01/26[4]	185,000	184,122

CCO Holdings LLC/CCO Holdings Capital Corp. 5.500%, 05/01/26[5]	179,000	177,808

Celanese US Holdings LLC 6.330%, 07/15/29	149,000	156,193

Centene Corp. 4.250%, 12/15/27	93,000	89,610

Cheniere Energy Partners LP 4.500%, 10/01/29	155,000	148,252

Chord Energy Corp. 6.375%, 06/01/26[5]	175,000	175,000

Cleveland-Cliffs, Inc. 5.875%, 06/01/27[4]	172,000	171,385

Cogent Communications Group, Inc. 3.500%, 05/01/26[5]	188,000	179,985

Commercial Metals Co. 3.875%, 02/15/31	124,000	109,712

Crown Cork & Seal Co., Inc. 7.375%, 12/15/26	185,000	194,250

Dana, Inc. 5.625%, 06/15/28	123,000	121,268

Embraer Netherlands Finance BV (Netherlands) 5.400%, 02/01/27	110,000	109,283

The accompanying notes are an integral part of these financial statements.

AMG GW&K High Income Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 77.3% (continued)

Encompass Health Corp. 4.500%, 02/01/28	$146,000	$139,687

EnLink Midstream LLC 5.375%, 06/01/29	180,000	176,122

EQT Corp. 5.700%, 04/01/28	105,000	106,556

FMG Resources August 2006 Pty, Ltd. (Australia) 4.500%, 09/15/27[5]	152,000	146,039

Ford Motor Credit Co. LLC 4.134%, 08/04/25	200,000	194,389

General Motors Co. 6.800%, 10/01/27	70,000	74,204

Graphic Packaging International LLC 3.500%, 03/01/29[5]	165,000	148,563

HB Fuller Co. 4.250%, 10/15/28	154,000	143,998

Hudbay Minerals, Inc. (Canada) 4.500%, 04/01/26[5]	95,000	91,891

KB Home 4.000%, 06/15/31	85,000	76,128

Lamar Media Corp. 4.875%, 01/15/29	173,000	167,000

Matador Resources Co. 5.875%, 09/15/26[4]	231,000	229,082

Mattel, Inc. 3.375%, 04/01/26[5]	216,000	205,408

MEG Energy Corp. (Canada) 5.875%, 02/01/29[5]	185,000	179,754

Meritage Homes Corp. 6.000%, 06/01/25	92,000	91,754

Methanex Corp. (Canada) 5.125%, 10/15/27	183,000	178,773

MGM Resorts International 5.750%, 06/15/25	210,000	209,190

Mueller Water Products, Inc. 4.000%, 06/15/29[5]	186,000	169,446

Murphy Oil Corp. 6.375%, 07/15/28	170,000	170,773

Murphy Oil USA, Inc. 5.625%, 05/01/27	178,000	176,449

Novelis Corp. 3.250%, 11/15/26[5]	192,000	180,749

NuStar Logistics LP 5.625%, 04/28/27	276,000	274,824

Occidental Petroleum Corp. 7.875%, 09/15/31	150,000	170,634

Olin Corp. 5.125%, 09/15/27	202,000	195,846

	Principal Amount	Value

Penn Entertainment, Inc. 4.125%, 07/01/29[4,5]	$181,000	$154,755

Penske Automotive Group, Inc. 3.500%, 09/01/25	184,000	178,509

Permian Resources Operating LLC 5.375%, 01/15/26[5]	190,000	187,470

Prime Security Services Borrower LLC/Prime Finance, Inc. 5.750%, 04/15/26[5]	223,000	224,208

Sealed Air Corp. 5.500%, 09/15/25[5]	165,000	165,000

Sensata Technologies, B.V. 4.000%, 04/15/29[5]	200,000	185,863

Silgan Holdings, Inc. 4.125%, 02/01/28[4]	155,000	148,031

Southwestern Energy Co. 8.375%, 09/15/28	220,000	227,608

Spirit AeroSystems, Inc. 9.375%, 11/30/29[4,5]	165,000	180,555

Teleflex, Inc. 4.250%, 06/01/28[5]	155,000	146,907

Tenet Healthcare Corp. 4.875%, 01/01/26	180,000	177,972

Teva Pharmaceutical Finance Netherlands III, B.V. (Netherlands) 3.150%, 10/01/26	199,000	184,254

Toll Brothers Finance Corp. 4.350%, 02/15/28[4]	120,000	117,236

Travel + Leisure Co. 6.000%, 04/01/27[6]	70,000	69,610
6.600%, 10/01/25[6]	75,000	75,075

Trinity Industries, Inc. 4.550%, 10/01/24	112,000	110,320

United Rentals North America, Inc. 4.875%, 01/15/28[4]	181,000	176,699

United States Steel Corp. 6.875%, 03/01/29[4]	133,000	136,067

Wabash National Corp. 4.500%, 10/15/28[5]	163,000	147,078

WESCO Distribution, Inc. 7.250%, 06/15/28[5]	103,000	105,866

Western Digital Corp. 4.750%, 02/15/26	137,000	134,399

Western Midstream Operating LP 4.650%, 07/01/26	162,000	159,161

Total Industrials		10,834,920

Utilities - 3.1%

NRG Energy, Inc. 5.250%, 06/15/29[5]	195,000	188,835

.The accompanying notes are an integral part of these financial statements.

AMG GW&K High Income Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Utilities - 3.1% (continued)

SM Energy Co. 5.625%, 06/01/25	$253,000	$250,018

Total Utilities		438,853

Total Corporate Bonds and Notes
(Cost $13,776,553)		13,717,655

Short-Term Investments - 15.7%

Joint Repurchase Agreements - 14.7%[7]

Daiwa Capital Markets America, dated 12/29/23, due 01/02/24, 5.380% total to be received $1,000,598 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 7.500%, 03/22/24 -01/01/54, totaling $1,020,123)	1,000,000	1,000,000

Deutsche Bank Securities, Inc., dated 12/29/23, due 01/02/24, 5.350% total to be received $57,825 (collateralized by various U.S. Government Agency Obligations, 2.000% -6.500%, 09/01/46 - 06/01/62, totaling $58,947)	57,791	57,791

	Principal Amount	Value

RBC Dominion Securities, Inc., dated 12/29/23, due 01/02/24, 5.340% total to be received $1,000,593 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 7.500%, 01/15/24 -12/01/53, totaling $1,020,000)	$1,000,000	$1,000,000

Total Joint Repurchase Agreements		2,057,791

Repurchase Agreements - 1.0%

Fixed Income Clearing Corp., dated 12/29/23 due 01/02/24, 5.150% total to be received $140,080 (collateralized by a U.S. Treasury, 4.125%, 09/30/27, totaling $142,856)	140,000	140,000

Total Short-Term Investments
(Cost $2,197,791)		2,197,791

Total Investments - 113.6%
(Cost $15,974,344)		15,915,446

Other Assets, less Liabilities - (13.6)%		(1,900,272)

Net Assets - 100.0%		$14,015,174

[1]	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2023. Rate will reset at a future date.

[2]	Perpetuity Bond. The date shown represents the next call date.

[3]

Variable rate security. The rate shown is based on the latest available information as of December 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

[4]

Some of these securities, amounting to $2,406,325 or 17.2% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[5]

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, the value of these securities amounted to $4,791,775 or 34.2% of net assets.

[6]	Step Bond: A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.

[7]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

CMT	Constant Maturity Treasury

SOFR	Secured Overnight Financing Rate

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2023:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Corporate Bonds and Notes†	—	$13,717,655	—	$13,717,655

Short-Term Investments

Joint Repurchase Agreements	—	2,057,791	—	2,057,791

Repurchase Agreements	—	140,000	—	140,000

Total Investments in Securities	—	$15,915,446	—	$15,915,446

†

All corporate bonds and notes held in the Fund are level 2 securities. For a detailed breakout of corporate bonds and notes by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2023, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2023, AMG GW&K Municipal Bond Fund (the “Fund”) Class N shares returned 5.72%, compared to the 5.78% return for its benchmark, the Bloomberg 10-Year Municipal Bond Index (the “Index”).

Municipal bonds posted solid gains in the first quarter, piggybacking a strong but extremely volatile rally in Treasuries. Although interest rates ultimately finished lower for the quarter, each month produced wildly different results. In January yields declined sharply as weak economic data fueled speculation of a U.S. Federal Reserve (the “Fed”) pivot. That notion gained more currency after the Federal Open Market Committee (FOMC) executed a slimmed-down quarter-point hike at its meeting on February 1, 2023. Two days later, however, a blowout jobs report undermined any thoughts of a slowdown, setting the stage for a violent reversal in rates. Worries over a recession faded, giving way to talk of a potential “no landing” scenario, where the economy continues to grow despite the Fed’s efforts to tame inflation. By early March, the yield curve had reached its deepest inversion in 40 years. The no-landing theory was ultimately done in, however, by the collapse of Silicon Valley Bank and subsequent turmoil in the banking industry. Rates plummeted into quarter end in a classic flight to safety, as investors worried that a pullback in lending posed a serious threat to future economic growth. As March ended, markets were anticipating multiple Fed cuts by year-end, even as central bank officials continued to forecast at least one more hike and no cuts until 2024.

Municipal bonds posted modest losses in the second quarter, following the lead of a Treasury market that finally stopped fighting the Fed. Coming into April, investors were confident that the central bank would be forced to reverse its tightening campaign before year end. But that conviction didn’t last. Economic data stood firm against the torrent of rate hikes, defying predictions for a near-term recession. Regional banks earned back investor confidence, despite a third major failure. And while inflation slowed, it remained well above its 2% target, still threatening to become entrenched. Even when the FOMC stood pat in June, its first pause in 18 months of constant hiking, the committee refused to signal the all-clear, guiding for two more increases in 2023. The Street got the message. Short-term rates spiked more than 80 basis points over the quarter while the futures market erased bets that cuts would come later in the year. Long-term rates rose less dramatically, leading the yield curve to nearly match its March inversion, the deepest in over 40 years. An eventual recession is still the market’s base case, but exactly when or how deep remain open questions.

The municipal market was a full participant in the global bond rout that unfolded over the third quarter. Broad fixed income losses piled up each month, but accelerated after the September FOMC meeting, where the Fed policymakers signaled a determination to hold interest rates higher for longer. Investors were taken off guard by the hawkish messaging, given the trajectory toward lower inflation and reduced froth in the labor markets, particularly over the last three months. But as Jay Powell pointed out in his post-meeting press conference, the recent jump in Treasury yields was less about inflation and more about real yields rising in response to stronger-than-expected economic data. The Fed Chair listed a number of plausible explanations for the economy’s surprising resilience (lagged effects of tightening, higher neutral rate, more durable consumer and business balance sheets), but emphasized the need to guard against overheated growth, lest it threaten the headway made to date in restoring price stability and full employment. The markets shared his caution, as the yield on the 10-year Treasury note climbed 73 basis points over the quarter, closing September at 4.57%, its highest level since 2007.

As we ended the year, municipal bonds posted their best quarterly performance in nearly four decades, transforming 2023 into a year of solid gains after it looked like we were headed for a second consecutive annual loss. The remarkable turnaround was fueled by macro forces that unfolded over the final two months of the year. Recall that in October interest rates were still in selloff mode, as a stubbornly strong economy and persistently high inflation gave teeth to the Fed’s “higher-for-longer” mantra. Later that month, the yield on the 10-year Treasury had risen to 5%, a 16-year high. From that point on, however, the data began to shift. Job growth softened meaningfully while price pressures eased, increasing the odds of a soft landing and fueling speculation of an impending monetary pivot. Fed officials virtually confirmed this view when they unexpectedly penciled in 75 basis points of cuts for 2024 in the December FOMC projection materials. The bond market, already rallying coming into the meeting, continued to surge into the yearend. By the end of December, the 10-year yield had fallen to 3.88%, down almost 70 basis points for the quarter.

While the Treasury rally was the key factor driving performance to finish the year, municipal bonds received additional boosts from limited issuance and skyrocketing demand. Even during the October selloff, retail investors were jumping at the chance to lock in tax-equivalent yields not seen in over a decade, keeping municipals relatively well bid. When the market then started to turn, a healthy appetite for paper turned into a mad scramble, reflecting a fierce competition for bonds amid an end-of-year slowdown in issuance. The frenzy was amplified by a spike in rollover flows as well as an explosion of tax-loss harvesting, as participants hastened to reinvest proceeds before the market moved away from them. Over the final two months of the year, the 10-year municipal yield fell 133 basis points. And when it was all said and done, you had to go back to 1986 to find a better quarterly return. 2023 now enters the history books as the sixth best annual return in the last two decades, an extraordinary outcome for a year that brought so much handwringing.

FUND PERFORMANCE

The Fund performed in line with the Bloomberg Municipal 10-Year Index for the year. A longer duration and an extension trade overweighting longer-term bonds were positives. An underweight to lower coupon structures and BBB-rated bonds were negatives.

OUTLOOK

Looking ahead to January, the combination of seasonally low supply, still-heavy reinvestment needs and an end to tax-loss selling should continue to foster the momentum built up over the past two months. Demand will be supported by a healthy fundamental backdrop and historically attractive tax-equivalent yields. The outlook for state and local governments remains solid, with most looking at low-single-digit revenue increases, manageable expense growth and significant financial flexibility, a product of record-high reserves. Investors will need to be alert to future volatility, especially with the market anticipating a sea change in monetary policy followed by a fast-approaching national election. One area to keep an eye on is how expensive valuations to Treasuries have become in the wake of the recent rally. While we don’t necessarily expect a quick unwind of these historically stretched ratios, municipal bonds are less likely to outperform Treasuries until we see those metrics improve. Even so, heading into a year with so much uncertainty, the

AMG GW&K Municipal Bond Fund Portfolio Manager’s Comments (continued)

high-quality stability offered by municipal bonds promises to draw even more interest to the asset class in 2024.

The views expressed represent the opinions of GW&K Investment Management, LLC as of December 31, 2023, and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

AMG GW&K Municipal Bond Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Municipal Bond Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K Municipal Bond Fund’s Class N shares on December 31, 2013, to a $10,000 investment made in the Bloomberg 10-Year Municipal Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Municipal Bond Fund and the Bloomberg 10-Year Municipal Bond Index for the same time periods ended December 31, 2023.

	One	Five	Ten
Average Annual Total Returns[1]	Year	Years	Years

AMG GW&K Municipal Bond Fund2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15

Class N	5.72%	1.77%	2.35%

Class I	6.04%	2.11%	2.71%

Bloomberg 10-Year Municipal Bond Index[16]	5.78%	2.57%	3.22%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at wealth.amg.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2023. All returns are in U.S. Dollars ($).

[2] From time to time, the Fund’s Investment Manager has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3] Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics, or in response to events that affect particular industries or companies.

[4] The Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.

[5] Because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.

[6] The value of a debt security changes in response to various factors, including, for example, market-related factors, such as changes in interest rates or changes in the actual or perceived ability of an issuer to meet its obligations. Investments in debt securities are subject to, among other risks, credit risk, interest rate risk, extension risk, prepayment risk and liquidity risk.

[7] Fixed coupon payments (cash flows) of bonds and debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline. During periods of increasing interest rates, the Fund may experience high levels of volatility and shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices, which could reduce the returns of the Fund.

[8] The Fund will normally receive income which may include interest, dividends and/or capital gains, depending upon its investments. The distribution amount paid by the Fund will vary and generally depends on the amount of income the Fund earns (less expenses) on its portfolio holdings, and capital gains or losses it recognizes. A decline in the Fund’s income or net capital gains arising from its investments may reduce its distribution level.

[9] During periods of rising interest rates, a debtor may pay back a bond or other fixed income security slower than expected or required, and the value of such security may fall.

[10] Inflation risk is the risk that the value of assets or income from investments will be worth less in the

AMG GW&K Municipal Bond Fund Portfolio Manager’s Comments (continued)

future. Inflation rates may change frequently and drastically as a result of various factors and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors or adversely affect the real value of shareholders’ investments in the Fund. As inflation rates increase, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. Deflation risk is the risk that the prices throughout the economy decline over time – the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

[11] Factors unique to the municipal bond market may negatively affect the value of municipal bonds.

[12] A debtor may exercise its right to pay back a bond or other debt security earlier than expected or required during periods of decreasing interest rates.

[13] The Fund may have difficulty reinvesting payments from debtors and may receive lower rates than from its original investments.

[14] The issuer of bonds or other debt securities may be unable or unwilling, or may be perceived as unable or unwilling, to make timely interest or principal payments or otherwise honor its obligations.

[15] Issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[16] The Bloomberg 10-Year Municipal Bond Index is the 10 Year (8-12) component of the Municipal Bond Index. It is a rules based, market-value-weighted index engineered for the tax-exempt bond market. The Index tracks general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds rated Baa3/BBB- or higher by at least two of the

   ratings agencies: Moody’s, S&P, Fitch. Unlike the Fund, the Bloomberg 10-Year Municipal Bond Index is unmanaged, is not available for investment and does not incur expenses.

“Bloomberg®” and any Bloomberg index described herein are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by AMG Funds LLC. Bloomberg is not affiliated with AMG Funds LLC, and Bloomberg does not approve, endorse, review, or recommend the fund described herein. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to such fund.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG GW&K Municipal Bond Fund Fund Snapshots (unaudited) December 31, 2023

PORTFOLIO BREAKDOWN

Category	% of Net Assets

General Obligation	39.9

Transportation	18.2

Airport	10.0

Medical	8.7

Water	6.1

Utilities	5.4

Education	5.4

Power	2.7

Tobacco Settlement	0.8

Development	0.8

Short term investments	1.5

Other assets and liabilities	0.5

Rating	% of Market Value[1]

Aaa/AAA	21.6

Aa/AA	46.6

A	23.5

Baa/BBB	8.3

[1]	Includes market value of long-term fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets

Iowa Finance Authority, State Revolving Fund Green Bond, 5.000%, 08/01/30	1.6

Metropolitan Transportation Authority, Green Bond, Series B, 5.000%, 11/15/27	1.5

State of Maryland, Department of Transportation, 5.000%, 09/01/29	1.3

State of Maryland, Department of Transportation, 5.000%, 10/01/28	1.3

Louisiana Stadium & Exposition District, Series A, 5.000%, 07/01/42	1.2

City of San Antonio Electric & Gas Systems, Series A, 5.000%, 02/01/31	1.2

Illinois State Finance Authority, Clean Water Initiative, 5.000%, 07/01/27	1.1

State of Wisconsin Transportation, Series 2, 5.000%, 07/01/29	1.1

State of Illinois, Series B, 5.000%, 05/01/34	1.1

Illinois State Toll Highway Authority, Senior Revenue, Series A, 5.000%, 01/01/30	1.1

Top Ten as a Group	12.5

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB- or higher. Below investment grade ratings are credit ratings of BB+ or lower. Investments designated N/R are not rated by any of the rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments December 31, 2023

	Principal Amount	Value

Municipal Bonds - 98.0%

Alabama - 0.8%

Alabama Public School and College Authority, Series A 5.000%, 11/01/34	$7,500,000	$8,679,221

California - 4.0%

California Municipal Finance Authority, Community Medical Centers, Series A, 5.000%, 02/01/31	900,000	942,015
5.000%, 02/01/32	1,855,000	1,941,330

City of Los Angeles Department of Airports, Series C 5.000%, 05/15/30	5,515,000	6,147,060

San Francisco City & County Airport Commission, San Francisco International Airport, Series A, 5.000%, 05/01/32	3,000,000	3,366,044
5.000%, 05/01/34	5,010,000	5,459,889
5.000%, 05/01/35	5,800,000	6,305,526

State of California, 5.000%, 09/01/29	4,075,000	4,327,770
5.000%, 09/01/35	5,000,000	6,117,302
5.000%, 10/01/36	5,000,000	6,020,468

Total California		40,627,404

Colorado - 0.5%

Colorado Health Facilities Authority, Series A 5.000%, 08/01/33	4,260,000	4,659,865

Connecticut - 4.0%

Connecticut State Health & Educational Facilities Authority, 5.000%, 07/01/31	6,205,000	6,886,101
5.000%, 07/01/33	2,750,000	3,068,705
5.000%, 07/01/34	3,100,000	3,451,072

State of Connecticut Special Tax Obligation, Transportation Infrastructure, Series A 5.000%, 01/01/30	10,180,000	11,168,692

State of Connecticut Special Tax Obligation, Transportation Infrastructure, Series B 5.000%, 10/01/35	7,500,000	8,298,373

State of Connecticut, Series A 5.000%, 01/15/31	7,650,000	8,772,215

Total Connecticut		41,645,158

District of Columbia - 3.0%

District of Columbia, Series A 5.000%, 06/01/30	6,020,000	6,348,425

District of Columbia, Series B 5.000%, 06/01/31	5,080,000	5,622,556

District of Columbia, Series C, 5.000%, 12/01/33	5,000,000	6,067,577
5.000%, 12/01/34	6,000,000	7,258,290

	Principal Amount	Value

Washington DC Convention & Sports Authority, Series A 5.000%, 10/01/27	$4,845,000	$5,273,602

Total District of Columbia		30,570,450

Florida - 3.4%

Escambia County Health Facilities Authority 5.000%, 08/15/37	6,000,000	6,270,378

Florida Development Finance Corp. 4.000%, 11/15/33	10,000,000	10,683,637

Florida’s Turnpike Enterprise, Department of Transportation, Series C 5.000%, 07/01/28	7,075,000	7,462,288

Lee Memorial Health System, Series A1 5.000%, 04/01/34	5,645,000	6,140,364

Orange County Health Facilities Authority, Series A 5.000%, 10/01/31	4,525,000	4,733,609

Total Florida		35,290,276

Illinois - 8.3%

Chicago O’Hare International Airport, Series A 5.000%, 01/01/35	5,010,000	5,677,060

Chicago O’Hare International Airport, Senior Lien, Series A, 5.000%, 01/01/36	10,050,000	10,771,569
5.000%, 01/01/38	5,500,000	5,805,216

Illinois Finance Authority, Series A 4.000%, 08/15/37	5,910,000	6,115,466

Illinois State Finance Authority, Clean Water Initiative 5.000%, 07/01/27	11,000,000	11,500,487

Illinois State Toll Highway Authority, Senior Revenue, Series A 5.000%, 01/01/30	10,110,000	11,297,940

Illinois State Toll Highway Authority, Series A, 5.000%, 12/01/31	9,735,000	10,144,240
5.000%, 01/01/36[1]	3,000,000	3,647,038

State of Illinois, Series A 5.250%, 03/01/37	8,500,000	9,590,052

State of Illinois, Series B 5.000%, 05/01/34	10,000,000	11,298,538

Total Illinois		85,847,606

Indiana - 2.3%

Indiana Finance Authority, Series 1, 5.000%, 10/01/28	1,000,000	1,112,994
5.000%, 10/01/29	3,555,000	4,029,228

Indiana Finance Authority, Series A 5.000%, 02/01/32	5,000,000	5,844,870

Indiana Finance Authority, Series B 5.000%, 02/01/34	5,815,000	6,902,059

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Indiana - 2.3% (continued)

Indiana Finance Authority, Series C 5.000%, 06/01/29	$4,800,000	$5,445,089

Total Indiana		23,334,240

Iowa - 1.6%

Iowa Finance Authority, State Revolving Fund Green Bond 5.000%, 08/01/30	15,025,000	16,350,860

Kentucky - 0.6%

Louisville/Jefferson County Metropolitan Government, Norton Healthcare Inc. 5.000%, 10/01/29	5,505,000	5,736,199

Louisiana - 1.8%

Louisiana Stadium & Exposition District, Series A, 5.000%, 07/01/40	2,750,000	3,091,859
5.000%, 07/01/42	11,500,000	12,803,435

State of Louisiana, Series A 5.000%, 09/01/30	2,000,000	2,196,939

Total Louisiana		18,092,233

Maryland - 5.6%

Maryland State Transportation Authority 5.000%, 07/01/33	6,350,000	7,293,513

State of Maryland, Department of Transportation, 5.000%, 10/01/28	12,365,000	13,185,922
5.000%, 09/01/29	12,205,000	13,278,244

State of Maryland, Series C 4.000%, 03/01/29	9,245,000	10,033,854

State of Maryland, Series D 4.000%, 08/01/29	6,500,000	7,092,470

State of Maryland, State & Local Facilities Loan of 2019, 1st Series 5.000%, 03/15/30	6,000,000	6,797,039

Total Maryland		57,681,042

Massachusetts - 0.5%

Massachusetts Development Finance Agency 5.250%, 07/01/48	4,250,000	4,650,377

Michigan - 1.8%

Michigan Finance Authority, Henry Ford Health System 5.000%, 11/15/29	8,000,000	8,407,222

Michigan State Building Authority, Series I 5.000%, 04/15/27	5,700,000	5,925,402

Wayne County Airport Authority, Series A, 5.000%, 12/01/37	2,285,000	2,622,409
5.000%, 12/01/39	1,800,000	2,027,813

Total Michigan		18,982,846

New Jersey - 6.1%

New Jersey Economic Development Authority, Series A 5.250%, 11/01/40	7,000,000	8,004,278

	Principal Amount	Value

New Jersey Economic Development Authority, Series SSS, 5.250%, 06/15/36[1]	$3,000,000	$3,578,244
5.250%, 06/15/37[1]	2,000,000	2,361,193

New Jersey State Turnpike Authority, Series D 5.000%, 01/01/28	6,000,000	6,328,709

New Jersey Transportation Trust Fund Authority, Series A, 5.250%, 06/15/41	2,700,000	3,101,473
5.250%, 06/15/42	2,500,000	2,853,906

New Jersey Transportation Trust Fund Authority, Series B,
5.000%, 06/15/30	6,255,000	7,145,934
5.000%, 06/15/31	7,615,000	8,837,368
5.000%, 06/15/32	5,750,000	6,658,256
5.000%, 06/15/33	6,000,000	6,923,775

New Jersey Transportation Trust Fund Authority, Series BB
4.000%, 06/15/37	3,000,000	3,120,802

South Jersey Transportation Authority, 5.000%, 11/01/39	1,150,000	1,254,629
5.000%, 11/01/41	2,565,000	2,772,413

Total New Jersey		62,940,980

New Mexico - 0.8%

New Mexico Finance Authority, Series A 5.000%, 06/15/30	7,500,000	8,678,672

New York - 19.9%

City of New York 5.000%, 08/01/34	5,000,000	6,080,926

City of New York, Series B-1 5.000%, 08/01/32	3,000,000	3,602,456

City of New York, Series C, 5.000%, 08/01/33	1,500,000	1,734,229
5.000%, 08/01/34	3,250,000	3,749,886

City of New York, Series L-5 5.000%, 04/01/33	6,500,000	7,611,207

Long Island Power Authority 5.000%, 09/01/35	5,030,000	5,548,408

Long Island Power Authority, Series F 5.000%, 09/01/33	3,000,000	3,657,701

Metropolitan Transportation Authority, Green Bond, Series B 5.000%, 11/15/27	14,225,000	15,339,569

Metropolitan Transportation Authority, Series F 5.000%, 11/15/28	4,760,000	4,891,584

New York City Transitional Finance Authority Building Aid Revenue, Series 1A, (State Aid Withholding) 5.000%, 07/15/32	9,485,000	11,114,279

New York City Transitional Finance Authority Building Aid Revenue, Series S-3, (State Aid Withholding) 5.000%, 07/15/31	5,080,000	5,620,307

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

New York - 19.9% (continued)

New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series A-1, 5.000%, 05/01/40	$2,500,000	$2,897,950
5.000%, 05/01/41	3,000,000	3,456,590

New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series E-1 5.000%, 02/01/37	7,000,000	8,063,556

New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series F-1, 5.000%, 11/01/31	2,500,000	2,949,430
5.000%, 11/01/32	4,000,000	4,716,026
5.000%, 02/01/39	4,000,000	4,586,182

New York State Dormitory Authority 4.000%, 05/01/39	2,000,000	2,006,465

New York State Dormitory Authority, Series 1 5.000%, 03/15/30	5,000,000	5,755,145

New York State Dormitory Authority, Series 2, 5.000%, 09/15/30	5,000,000	5,787,733
5.000%, 09/15/33	5,000,000	6,090,618

New York State Dormitory Authority, Series A, 5.000%, 03/15/31	7,670,000	8,508,497
5.000%, 03/15/32	8,000,000	9,412,502
5.000%, 03/15/32	3,000,000	3,584,186
5.000%, 03/15/33	3,200,000	3,828,325

New York State Dormitory Authority, Series E 5.000%, 03/15/32	8,410,000	8,659,439

New York State Urban Development Corp. 5.000%, 03/15/32	7,000,000	8,137,707

New York Transportation Development Corp., 4.000%, 10/31/41	1,250,000	1,193,464
4.000%, 10/31/46	1,500,000	1,376,950
5.000%, 12/01/30	1,000,000	1,113,142
5.000%, 12/01/31	1,100,000	1,219,769
5.000%, 12/01/32	1,450,000	1,602,216
5.000%, 12/01/33	1,000,000	1,100,873
5.000%, 12/01/36	10,000,000	10,993,744
5.000%, 06/30/49	2,000,000	2,089,260
6.000%, 06/30/54	3,000,000	3,312,704

Port Authority of New York & New Jersey, Series 221 5.000%, 07/15/32	6,545,000	7,309,965

Triborough Bridge & Tunnel Authority, 5.000%, 11/15/30	7,500,000	8,759,409
5.000%, 11/15/33	3,970,000	4,881,630

Triborough Bridge & Tunnel Authority, Series C 5.000%, 11/15/35	2,000,000	2,442,017

Total New York		204,786,046

North Carolina - 2.2%

County of Union NC Enterprise System Revenue, 1.750%, 06/01/34	3,300,000	2,721,036
1.750%, 06/01/35	4,225,000	3,419,927
1.850%, 06/01/36	4,315,000	3,446,981
2.125%, 06/01/40	3,350,000	2,480,530

	Principal Amount	Value

North Carolina State Limited Obligation, Series B 5.000%, 05/01/28	$10,000,000	$10,832,374

Total North Carolina		22,900,848

Ohio - 0.8%

Ohio State General Obligation, Series T 5.000%, 05/01/30	5,000,000	5,386,875

Ohio Water Development Authority Water Pollution Control Loan Fund, Series B 5.000%, 06/01/35	2,500,000	3,032,038

Total Ohio		8,418,913

Pennsylvania - 3.1%

Allegheny County Airport Authority, Series A, 5.000%, 01/01/31	1,350,000	1,498,974
5.000%, 01/01/32	2,215,000	2,451,339

Commonwealth Financing Authority, Pennsylvania Tobacco 5.000%, 06/01/32	7,910,000	8,557,422

Hospitals & Higher Education Facilities Authority of Philadelphia, (AGM) 4.000%, 07/01/38	2,500,000	2,568,917
4.000%, 07/01/39	2,000,000	2,038,301

Pennsylvania Economic Development Financing Authority, 5.250%, 06/30/35	3,000,000	3,367,654
5.750%, 06/30/48	5,000,000	5,483,578

Pennsylvania Turnpike Commission, Series A 5.000%, 12/01/33	5,000,000	5,887,018

Total Pennsylvania		31,853,203

South Carolina - 1.2%

Richland County School District No 2, Series A, (South Carolina School District) 2.000%, 03/01/38	6,190,000	4,728,082
2.000%, 03/01/39	10,080,000	7,484,863

Total South Carolina		12,212,945

Tennessee - 0.6%

City of Chattanooga Electric System Revenue 2.000%, 09/01/39	8,925,000	6,582,298

Texas - 12.8%

City of Corpus Christi Utility System, Junior Lien Revenue Improvement 5.000%, 07/15/29	3,125,000	3,451,227

City of Houston Airport System, Series A, 4.000%, 07/01/35	1,100,000	1,131,542
4.000%, 07/01/36	1,100,000	1,124,142
5.000%, 07/01/34	2,835,000	3,168,552

City of San Antonio Electric & Gas Systems, Series A, 5.000%, 02/01/31	10,715,000	12,475,630
5.000%, 02/01/34	5,460,000	6,592,220
5.000%, 02/01/35	3,000,000	3,602,705
5.000%, 02/01/37	3,010,000	3,411,025
5.000%, 02/01/38	2,985,000	3,337,551

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Texas - 12.8% (continued)

County of Harris Toll Road First Lien, Series A 5.000%, 08/15/34	$5,000,000	$6,046,013

Dallas Area Rapid Transit, Senior Lien, (AMBAC) 5.250%, 12/01/28	8,865,000	10,040,691

Denton Independent School District, (PSF-GTD) 5.000%, 08/15/33	5,000,000	6,096,790
5.000%, 08/15/35	3,000,000	3,631,424

Lamar Consolidated Independent School District 5.000%, 02/15/34	7,965,000	9,466,377

Leander Independent School District, (PSF-GTD) 5.000%, 02/15/32	6,795,000	8,100,928

Lower Colorado River Authority 5.000%, 05/15/31	6,000,000	6,950,513

North Texas Municipal Water District Water System Revenue Refunding and Improvement 5.000%, 09/01/29	7,350,000	7,736,567

North Texas Tollway Authority, 2nd Tier, Series B, 5.000%, 01/01/31	2,000,000	2,073,525
5.000%, 01/01/32	3,010,000	3,209,603

North Texas Tollway Authority, Series A 5.250%, 01/01/38	4,500,000	5,184,275

Prosper Independent School District, Series A, (PSF-GTD) 1.750%, 02/15/34	3,565,000	2,993,858
1.750%, 02/15/35	5,155,000	4,250,035

State of Texas, Series A 5.000%, 10/01/29	5,000,000	5,180,485

Texas Private Activity Bond Surface
Transportation Corp., 5.500%, 06/30/41	1,000,000	1,074,602
5.500%, 06/30/42	1,000,000	1,073,747
5.500%, 06/30/43	1,000,000	1,072,449

Texas Private Activity Bond Surface
Transportation Corp., Series A, 4.000%, 12/31/37	5,000,000	5,042,783
4.000%, 12/31/38	3,735,000	3,748,732

Total Texas		131,267,991

Utah - 3.4%

Intermountain Power Agency, 5.000%, 07/01/33	3,500,000	4,199,534
5.000%, 07/01/34	3,500,000	4,189,452
5.000%, 07/01/35	3,250,000	3,870,903

Intermountain Power Agency, Series A 5.000%, 07/01/34	5,250,000	6,196,768

Salt Lake City Corp. Airport Revenue, Series A, 5.000%, 07/01/29	3,450,000	3,716,844
5.000%, 07/01/30	6,585,000	7,063,449

University of Utah/The, Series B 5.000%, 08/01/37	5,000,000	5,880,418

Total Utah		35,117,368

	Principal Amount	Value

Virginia - 1.6%

Virginia College Building Authority 5.000%, 02/01/33	$8,250,000	$10,027,020

Virginia Small Business Financing Authority, 4.000%, 01/01/37	3,000,000	3,007,895
4.000%, 01/01/38	3,000,000	2,961,831

Total Virginia		15,996,746

Washington - 4.0%

Energy Northwest, Series A 5.000%, 07/01/35	8,000,000	9,620,579

Port of Seattle, Series C 5.000%, 08/01/31	5,000,000	5,574,888

State of Washington School Improvements, Series C 5.000%, 02/01/28	7,370,000	7,719,258

State of Washington, Series B 5.000%, 08/01/31	4,680,000	4,942,310

State of Washington, Series R 5.000%, 07/01/31	9,975,000	10,171,281

Washington Health Care Facilities Authority,
Series A 5.000%, 08/01/38	3,270,000	3,474,167

Total Washington		41,502,483

West Virginia - 1.6%

West Virginia Hospital Finance Authority,
Series B 6.000%, 09/01/48	5,250,000	5,995,954

West Virginia Parkways Authority, 5.000%, 06/01/37	1,750,000	2,001,874
5.000%, 06/01/38	2,000,000	2,265,797
5.000%, 06/01/39	5,150,000	5,807,313

Total West Virginia		16,070,938

Wisconsin - 1.7%

State of Wisconsin Transportation, Series 2 5.000%, 07/01/29	10,405,000	11,331,694

State of Wisconsin, Series 2 5.000%, 05/01/35	5,000,000	6,049,663

Total Wisconsin		17,381,357

Total Municipal Bonds
(Cost $1,014,813,167)		1,007,858,565

Short-Term Investments - 1.5%

Repurchase Agreements - 1.5%

Fixed Income Clearing Corp., dated 12/29/23, due 01/02/24, 5.150% total to be received $7,903,520 (collateralized by a U.S. Treasury, 4.125%, 09/30/27, totaling $8,057,021)	7,899,000	7,899,000

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Repurchase Agreements - 1.5% (continued)

Fixed Income Clearing Corp., dated 12/29/23 due 01/02/24, 5.150% total to be received $7,321,187 (collateralized by a U.S. Treasury, 3.875%, 12/31/27, totaling $7,463,368)	$7,317,000	$7,317,000
Total Repurchase Agreements		15,216,000

Total Short-Term Investments
(Cost $15,216,000)		15,216,000

Principal Amount	Value

Total Investments - 99.5%
(Cost $1,030,029,167)	$1,023,074,565

Other Assets, less Liabilities - 0.5%	5,613,991

Net Assets - 100.0%	$1,028,688,556

[1]	All or part of a security is delayed delivery transaction. The market value for delayed delivery securities at December 31, 2023, amounted to $9,586,475, or 0.9% of net assets.

AGM	Assured Guaranty Municipal Corp.

AMBAC	American Municipal Bond Assurance Corp.
PSF-GTD	Permanent School Fund Guaranteed

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2023:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Bonds†	—	$1,007,858,565	—	$1,007,858,565

Short-Term Investments

Repurchase Agreements	—	15,216,000	—	15,216,000

Total Investments in Securities	—	$1,023,074,565	—	$1,023,074,565

†	All municipal bonds held in the Fund are Level 2 securities. For a detailed breakout of municipal bonds by major classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2023, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Enhanced Yield Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2023, AMG GW&K Municipal Enhanced Yield Fund’s (the “Fund”) Class N shares returned 10.53%, compared to the Bloomberg U.S. Municipal Bond BAA Index (the “Index”), which returned 8.93%.

Municipal bonds posted solid gains in the first quarter, piggybacking a strong but extremely volatile, rally in Treasuries. Although interest rates ultimately finished lower for the quarter, each month produced wildly different results. In January, yields declined sharply as weak economic data fueled speculation of a U.S Federal Reverse (the “Fed”) pivot. That notion gained more currency after the Federal Open Market Committee (FOMC) executed a slimmed-down quarter-point hike at its meeting on February 1, 2023. Two days later, however, a blowout jobs report undermined any thoughts of a slowdown, setting the stage for a violent reversal in rates. Worries over a recession faded, giving way to talk of a potential “no landing” scenario, where the economy continues to grow despite the Fed’s efforts to tame inflation. By early March the yield curve had reached its deepest inversion in 40 years. The no-landing theory was ultimately done in, however, by the collapse of Silicon Valley Bank and subsequent turmoil in the banking industry. Rates plummeted into quarter end in a classic flight to safety, as investors worried that a pullback in lending posed a serious threat to future economic growth. As March ended, markets were anticipating multiple Fed cuts by year-end, even as central bank officials continued to forecast at least one more hike and no cuts until 2024.

Municipal bonds posted modest losses in the second quarter, following the lead of a Treasury market that finally stopped fighting the Fed. Coming into April, investors were confident that the central bank would be forced to reverse its tightening campaign before year end. But that conviction didn’t last. Economic data stood firm against the torrent of rate hikes, defying predictions for a near-term recession. Regional banks earned back investor confidence, despite a third major failure. And while inflation slowed, it remained well above its 2% target, still threatening to become entrenched. Even when the FOMC stood pat in June, its first pause in 18 months of constant hiking, the committee refused to signal the all-clear, guiding for two more increases in 2023. The Street got the message. Short-term rates spiked more than 80 basis points over the quarter while the futures market erased bets that cuts would come later in the year. Long-term rates rose less dramatically, leading the yield curve to nearly match its March inversion, the deepest in over 40 years. An eventual recession is still the market’s base case, but exactly when or how deep remain open questions.

The municipal market was a full participant in the global bond rout that unfolded over the third quarter. Broad fixed income losses piled up each month, but accelerated after the September FOMC meeting, where Fed policymakers signaled a determination to hold interest rates higher for longer. Investors were taken off guard by the hawkish messaging, given the trajectory toward lower inflation and reduced froth in the labor markets, particularly over the last three months. But as Jay Powell pointed out in his post-meeting press conference, the recent jump in Treasury yields was less about inflation and more about real yields rising in response to stronger-than-expected economic data. The Fed Chair listed a number of plausible explanations for the economy’s surprising resilience (lagged effects of tightening, higher neutral rate, more durable consumer and business balance sheets), but emphasized the need to guard against overheated growth, lest it threaten the headway made to date in restoring price stability and full employment. The markets shared his caution, as the yield on the 10-year Treasury note climbed 73 basis points over the quarter, closing September at 4.57%, its highest level since 2007.

As we ended the year, municipal bonds posted their best quarterly performance in nearly four decades, transforming 2023 into a year of solid gains after it looked like we were headed for a second consecutive annual loss. The remarkable turnaround was fueled by macro forces that unfolded over the final two months of the year. Recall that in October interest rates were still in selloff mode, as a stubbornly strong economy and persistently high inflation gave teeth to the Feds “higher-for-longer” mantra. Later that month, the yield on the 10-year Treasury had risen to 5%, a 16-year high. From that point on, however, the data began to shift. Job growth softened meaningfully while price pressures eased, increasing the odds of a soft landing and fueling speculation of an impending monetary pivot. Fed officials virtually confirmed this view when they unexpectedly penciled in 75 basis points of cuts for 2024 in the December FOMC projection materials. The bond market, already rallying coming into the meeting, continued to surge into year-end. By the end of December, the 10-year yield had fallen to 3.88%, down almost 70 basis points for the quarter.

While the Treasury rally was the key factor driving performance in the fourth quarter, municipal bonds received additional boosts from limited issuance and sky-rocketing demand. Even during the October selloff, retail investors were jumping at the chance to lock in tax-equivalent yields not seen in over a decade, keeping municipals relatively well bid. When the market then started to turn, a healthy appetite for paper turned into a mad scramble, reflecting a fierce competition for bonds amid an end-of-year slowdown in issuance. The frenzy was amplified by a spike in rollover flows as well as an explosion of tax-loss harvesting, as participants hastened to reinvest proceeds before the market moved away from them. Over the final two months of the year, the 10-year municipal yield fell 133 basis points. And when it was all said and done, you had to go back to 1986 to find a better quarterly return. 2023 now enters the history books as the sixth best annual return in the last two decades, an extraordinary outcome for a year that brought so much handwringing.

FUND PERFORMANCE

The Fund outperformed the Index for the year. The strong rally in the fourth quarter transformed 2023 into a year of solid gains and outweighed the performance of the previous three quarters. The Fund’s outperformance was driven mainly by its longer duration, its overweight to longer maturities, and the significant decline in interest rates in the quarter. Additionally, the Fund’s overweights to the hospital and transportation sectors contributed to performance. Lower quality benefited from the rally in the fourth quarter. The Fund’s higher quality bias detracted from performance, specifically the Fund’s overweight to Single A versus the BBB-rated bonds of the Index. An underweight to lower coupon bonds and security selection in the tobacco and housing sectors were also detractors from performance.

OUTLOOK

Looking ahead to January, the combination of seasonally low supply, still-heavy reinvestment needs and an end to tax-loss selling should continue to foster the momentum built up over the past two months. Demand will be supported by a healthy fundamental backdrop and historically attractive tax-equivalent yields. The outlook for state and local governments remains solid, with most looking at low-single-digit revenue increases, manageable expense growth and significant financial flexibility, a product of record-high reserves. Investors will need to be alert to future volatility, especially with the market anticipating a sea change in monetary policy

AMG GW&K Municipal Enhanced Yield Fund Portfolio Manager’s Comments (continued)

followed by a fast-approaching national election. One area to keep an eye on is how expensive valuations to Treasuries have become in the wake of the recent rally. While we don’t necessarily expect a quick unwind of these historically stretched ratios, municipal bonds are less likely to outperform

Treasuries until we see those metrics improve. Even so, heading into a year with so much uncertainty, the high-quality stability generally offered by municipal bonds promises to draw even more interest to the asset class in 2024.

The views expressed represent the opinions of GW&K Investment Management, LLC as of December 31, 2023, and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

AMG GW&K Municipal Enhanced Yield Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Municipal Enhanced Yield Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K Municipal Enhanced Yield Fund’s Class N shares on December 31, 2013, to a $10,000 investment made in the Bloomberg U.S. Municipal Bond BAA Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Municipal Enhanced Yield Fund and the Bloomberg U.S. Municipal Bond BAA Index for the same time periods ended December 31, 2023.

	One	Five	Ten	Since	Inception
Average Annual Total Returns[1]	Year	Years	Years	Inception	Date

AMG GW&K Municipal Enhanced Yield Fund2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17

Class N	10.53%	1.94%	3.83%	4.77%	07/27/09

Class I	10.89%	2.29%	4.23%	3.92%	12/30/05

Class Z	10.95%	2.37%	—	2.89%	02/24/17

Bloomberg U.S. Municipal Bond BAA Index[18]	8.93%	3.02%	4.42%	4.81%	07/27/09†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at wealth.amg.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2023. All returns are in U.S. Dollars ($).

[2]  From time to time, the Fund’s Investment Manager has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics, or in response to events that affect particular industries or companies.

[4]  The Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.

[5]  Because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.

[6]  The value of a debt security changes in response to various factors, including, for example, market-related factors, such as changes in interest rates or changes in the actual or perceived ability of an issuer to meet its obligations. Investments in debt securities are subject to, among other risks, credit risk, interest rate risk, extension risk, prepayment risk and liquidity risk.

[7]  Fixed coupon payments (cash flows) of bonds and debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline. During periods of increasing interest rates, the Fund may experience high levels of volatility and shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices, which could reduce the returns of the Fund.

[8]  The Fund will normally receive income which may include interest, dividends and/or capital gains, depending upon its investments. The distribution amount paid by the Fund will vary and generally depends on the amount of income the Fund earns (less expenses) on its portfolio holdings, and capital gains or losses it recognizes. A decline in the Fund’s income or net capital gains arising from its investments may reduce its distribution level.

[9]  During periods of rising interest rates, a debtor may

AMG GW&K Municipal Enhanced Yield Fund Portfolio Manager’s Comments (continued)

   pay back a bond or other fixed income security slower than expected or required, and the value of such security may fall.

[10] Inflation risk is the risk that the value of assets or income from investments will be worth less in the future. Inflation rates may change frequently and drastically as a result of various factors and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors or adversely affect the real value of shareholders’ investments in the Fund. As inflation rates increase, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. Deflation risk is the risk that the prices throughout the economy decline over time – the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

[11] Factors unique to the municipal bond market may negatively affect the value of municipal bonds.

[12] A debtor may exercise its right to pay back a bond or other debt security earlier than expected or required during periods of decreasing interest rates.

[13] The Fund may have difficulty reinvesting payments

   from debtors and may receive lower rates than from its original investments.

[14] Below investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit, liquidity, and market risk than higher-rated securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments.

[15] Issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[16] The issuer of bonds or other debt securities or a counterparty to a derivatives contract may be unable or unwilling, or may be perceived as unable or unwilling, to make timely interest, principal or settlement payments or otherwise honor its obligations.

[17] The use of derivatives involves costs, the risk that the value of derivatives may not correlate perfectly with their underlying assets, rates or indices, liquidity risk, and the risk of mispricing or improper valuation. The use of derivatives may not succeed for various reasons, and the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[18] The Bloomberg U.S. Municipal Bond BAA Index is a subset of the Bloomberg U.S. Municipal Bond Index with an index rating of Baa1, Baa2, or Baa3. The Bloomberg U.S. Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term, tax-exempt bond market. Unlike the Fund, the Bloomberg U.S. Municipal Bond BAA Index is unmanaged, is not available for investment and does not incur expenses.

“Bloomberg®” and any Bloomberg index described herein are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by AMG Funds LLC. Bloomberg is not affiliated with AMG Funds LLC, and Bloomberg does not approve, endorse, review, or recommend the fund described herein. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to such fund.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG GW&K Municipal Enhanced Yield Fund Fund Snapshots (unaudited) December 31, 2023

PORTFOLIO BREAKDOWN

Category	% of Net Assets

Transportation	26.9

Medical	22.3

General Obligation	17.0

Higher Education	7.0

Airport	6.6

Industrial Development	5.8

Tobacco Settlement	4.4

Housing	3.1

School District	2.9

Utilities	2.6

Short-Term Investments	2.5

Other Assets, less Liabilities	(1.1)

Rating	% of Market Value[1]

Aa/AA	10.9

A	41.3

Baa/BBB	47.8

[1]	Includes market value of long-term fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets

Texas Private Activity Bond Surface Transportation Corp., 5.000%, 06/30/58	3.7

Public Authority for Colorado Energy Natural Gas Purchase Revenue, 6.500%, 11/15/38	3.2

Richland County School District No 2, Series A, 1.875%, 03/01/38	3.0

City of Chattanooga Electric, 2.000%, 09/01/40	2.6

Philadelphia Authority for Industrial Development, 5.250%, 11/01/52	2.6

Pennsylvania Economic Development Financing Authority, 5.250%, 06/30/53	2.5

Central Plains Energy Project #3, Series A, 5.000%, 09/01/42	2.4

New York Transportation Development Corp., 4.000%, 04/30/53	2.4

Escambia County Health Facilities Authority, 4.000%, 08/15/50	2.1

Colorado Health Facilities Authority, Series A, 5.000%, 08/01/44	2.1

Top Ten as a Group	26.6

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB- or higher. Below investment grade ratings are credit ratings of BB+ or lower. Investments designated N/R are not rated by any of the rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Municipal Enhanced Yield Fund Schedule of Portfolio Investments December 31, 2023

	Principal Amount	Value

Municipal Bonds - 98.6%

California - 5.5%

California Municipal Finance Authority, 5.000%, 05/15/43	$2,515,000	$2,589,281
5.000%, 05/15/48	3,855,000	3,940,708

California Municipal Finance Authority, Series A 4.000%, 02/01/51	1,260,000	1,142,127

Riverside County Transportation Commission, Series B1
4.000%, 06/01/46	1,095,000	1,096,857

Riverside County Transportation Commission, Series C
4.000%, 06/01/47	2,870,000	2,818,641

Total California		11,587,614

Colorado - 5.3%

Colorado Health Facilities Authority, Series A 5.000%, 08/01/44	4,185,000	4,358,208

Public Authority for Colorado Energy Natural Gas Purchase Revenue 6.500%, 11/15/38	5,395,000	6,797,330

Total Colorado		11,155,538

Connecticut - 2.0%

Connecticut State Health & Educational Facilities Authority,
4.000%, 07/01/40	2,845,000	2,808,496
4.000%, 07/01/42	1,465,000	1,421,282

Total Connecticut		4,229,778

Florida - 12.5%

Brevard County Health Facilities Authority, Series A
5.000%, 04/01/47	4,025,000	4,327,055

City of Tampa, Series B 5.000%, 07/01/50	2,065,000	2,165,619

County of Miami-Dade Florida Seaport Department, Series 1, (AGM) 4.000%, 10/01/45	2,730,000	2,604,753

County of Miami-Dade Florida Seaport Department, Series A 5.250%, 10/01/52	1,260,000	1,370,269

Escambia County Health Facilities Authority 4.000%, 08/15/50	5,065,000	4,455,095

Florida Development Finance Corp., 4.000%, 02/01/52	2,515,000	1,932,696
5.000%, 02/01/52	1,675,000	1,552,354

Hillsborough County Industrial Development Authority 4.000%, 08/01/50	4,185,000	3,907,709

Miami Beach Health Facilities Authority 4.000%, 11/15/46	4,185,000	4,023,004

Total Florida		26,338,554

	Principal Amount	Value

Illinois - 8.3%

Chicago O’Hare International Airport, Senior Lien, Series A
5.000%, 01/01/48	$3,000,000	$3,091,419

Metropolitan Pier & Exposition Authority, 4.000%, 12/15/42	1,675,000	1,673,996
4.000%, 06/15/52	2,515,000	2,366,020
5.000%, 06/15/50	4,185,000	4,324,762

State of Illinois 5.750%, 05/01/45	2,515,000	2,767,863

State of Illinois, Series A, 4.000%, 03/01/40	1,260,000	1,265,476
5.000%, 03/01/46	1,870,000	1,980,535

Total Illinois		17,470,071

Louisiana - 0.8%

Louisiana Stadium & Exposition District, Series A 5.250%, 07/01/53	1,500,000	1,657,513

Massachusetts - 3.2%

Massachusetts Development Finance Agency, 4.000%, 07/01/51	4,340,000	3,649,185
5.250%, 07/01/52	2,795,000	3,037,554

Total Massachusetts		6,686,739

Minnesota - 1.0%

Duluth Economic Development Authority, Series A 5.000%, 02/15/48	2,140,000	2,178,542

Nebraska - 2.4%

Central Plains Energy Project #3, Series A 5.000%, 09/01/42	4,655,000	5,111,377

New Jersey - 7.7%

New Jersey Transportation Trust Fund Authority, Series AA,
4.000%, 06/15/50	1,675,000	1,623,985
5.000%, 06/15/50	1,000,000	1,066,287

South Jersey Transportation Authority, 4.625%, 11/01/47	2,930,000	3,029,722
5.250%, 11/01/52	3,770,000	4,051,910

Tobacco Settlement Financing Corp., Series A, 5.000%, 06/01/46	2,095,000	2,130,536
5.250%, 06/01/46	2,755,000	2,840,056

Tobacco Settlement Financing Corp., Series B 5.000%, 06/01/46	1,605,000	1,629,093

Total New Jersey		16,371,589

New York - 13.9%

Metropolitan Transportation Authority, Series 1, 4.750%, 11/15/45	2,660,000	2,739,335
5.000%, 11/15/50	1,955,000	2,053,715
5.250%, 11/15/55	2,530,000	2,681,198

New York State Dormitory Authority, Series A, 4.000%, 07/01/47	1,675,000	1,592,446
4.000%, 07/01/52	1,775,000	1,626,697

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Enhanced Yield Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

New York - 13.9% (continued)

New York Transportation Development Corp., 4.000%, 12/01/39	$1,000,000	$1,011,564
4.000%, 04/30/53	5,790,000	5,077,717
5.000%, 12/01/40	1,000,000	1,068,287
5.000%, 12/01/41	2,185,000	2,315,847
5.625%, 04/01/40	4,000,000	4,303,295
6.000%, 04/01/35	2,500,000	2,784,990
6.000%, 06/30/54	2,000,000	2,208,469

Total New York		29,463,560

Pennsylvania - 10.8%

Allegheny County Airport Authority, Series A 5.000%, 01/01/51	4,185,000	4,353,788

Geisinger Authority 4.000%, 04/01/50	1,610,000	1,507,435

Montgomery County Higher Education and Health Authority, Series B 5.000%, 05/01/52	3,980,000	4,195,197

Pennsylvania Economic Development Financing Authority 5.250%, 06/30/53	5,025,000	5,259,596

Pennsylvania Turnpike Commission, Series A 4.000%, 12/01/50	2,065,000	2,023,281

Philadelphia Authority for Industrial Development 5.250%, 11/01/52	5,185,000	5,538,519

Total Pennsylvania		22,877,816

Rhode Island - 1.3%

Tobacco Settlement Financing Corp., Series A 5.000%, 06/01/40	2,755,000	2,776,829

South Carolina - 2.9%
Richland County School District No 2, Series A, (South Carolina School District) 1.875%, 03/01/38	8,290,000	6,198,756

Tennessee - 3.7%

City of Chattanooga Electric 2.000%, 09/01/40	7,710,000	5,547,400

Metropolitan Government Nashville & Davidson County Health & Educational Facilities 5.250%, 05/01/53	2,000,000	2,173,140

Total Tennessee		7,720,540

Texas - 9.7%

Central Texas Regional Mobility Authority, Series B 4.000%, 01/01/51	1,705,000	1,675,799

AGM Assured Guaranty Municipal Corp.

	Principal Amount	Value

Texas Private Activity Bond Surface Transportation Corp., 5.000%, 12/31/40	$3,315,000	$3,341,377
5.000%, 12/31/45	3,250,000	3,269,647
5.000%, 06/30/58	7,800,000	7,881,991
5.500%, 12/31/58	1,120,000	1,214,576

Texas Private Activity Bond Surface Transportation Corp., Series A 4.000%, 12/31/39	3,155,000	3,148,465

Total Texas		20,531,855

Virginia - 6.2%

Lynchburg Economic Development Authority 4.000%, 01/01/55	1,260,000	1,207,190

Virginia Small Business Financing Authority, 4.000%, 01/01/39	2,515,000	2,471,081
4.000%, 01/01/40	2,515,000	2,460,321
5.000%, 12/31/47	2,145,000	2,256,075
5.000%, 12/31/49	2,095,000	2,104,292
5.000%, 12/31/52	2,655,000	2,663,413
Total Virginia		13,162,372

West Virginia - 1.4%

West Virginia Hospital Finance Authority, Series B 6.000%, 09/01/53	2,625,000	2,973,614

Total Municipal Bonds
(Cost $219,058,013)		208,492,657

Short-Term Investments - 2.5%

Repurchase Agreements - 2.5%

Fixed Income Clearing Corp., dated 12/29/23 due 01/02/24, 5.150% total to be received $3,320,899 (collateralized by a U.S. Treasury, 3.875%, 08/15/33, totaling $3,385,422)	3,319,000	3,319,000

Fixed Income Clearing Corp. dated 12/29/23, due 01/02/24, 5.150% total to be received $1,866,067 (collateralized by a U.S. Treasury, 4.125%, 09/30/27, totaling $1,902,338)	1,865,000	1,865,000

Total Repurchase Agreements		5,184,000

Total Short-Term Investments
(Cost $5,184,000)		5,184,000

Total Investments - 101.1%
(Cost $224,242,013)		213,676,657

Other Assets, less Liabilities - (1.1)%		(2,268,391)
Net Assets - 100.0%		$211,408,266

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Enhanced Yield Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2023:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Municipal Bonds†	—	$208,492,657	—	$208,492,657

Short-Term Investments

Repurchase Agreements	—	5,184,000	—	5,184,000

Total Investments in Securities	—	$213,676,657	—	$213,676,657

†	All municipal bonds held in the Fund are Level 2 securities. For a detailed breakout of municipal bonds by major classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2023, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities December 31, 2023

	AMG GW&K ESG Bond Fund	AMG GW&K Enhanced Core Bond ESG Fund	AMG GW&K High Income Fund	AMG GW&K Municipal Bond Fund	AMG GW&K Municipal Enhanced Yield Fund

Assets:

Investments at value[1] (including securities on loan valued at $22,416,408, $4,139,635, $2,406,325, $0, and $0, respectively)	$431,999,068	$39,944,546	$13,717,655	$1,007,858,565	$208,492,657

Repurchase Agreements at value[2]	14,421,108	2,185,574	2,197,791	15,216,000	5,184,000

Cash	764	—	576	635,673	217,952

Receivable for investments sold	—	751,395	—	—	—

Interest receivables	4,126,109	334,577	193,387	13,533,410	2,783,924

Securities lending income receivable	7,508	742	1,343	—	—

Receivable for Fund shares sold	240,282	395,372	8	1,971,322	541,498

Receivable from affiliate	6,679	11,110	10,493	66,004	21,319

Prepaid expenses and other assets	19,278	12,838	9,238	17,465	20,027

Total assets	450,820,796	43,636,154	16,130,491	1,039,298,439	217,261,377

Liabilities:

Payable upon return of securities loaned	14,128,108	2,185,574	2,057,791	—	—

Payable for delayed delivery investments purchased	—	—	—	8,929,520	—

Payable for Fund shares repurchased	972,511	32,479	1,357	1,215,964	5,679,877

Due to custodian	—	523,529	—	—	—

Accrued expenses:

Investment advisory and management fees	84,894	10,570	4,607	180,610	82,176

Administrative fees	55,366	5,285	1,772	129,884	27,392

Distribution fees	—	2,374	—	2,545	1,110

Shareholder service fees	64,138	1,956	1,775	43,538	9,570

Other	94,323	57,726	48,015	107,822	52,986

Total liabilities	15,399,340	2,819,493	2,115,317	10,609,883	5,853,111

Commitments and Contingencies (Notes 2 & 5)

Net Assets	$435,421,456	$40,816,661	$14,015,174	$1,028,688,556	$211,408,266

[1] Investments at cost	$475,366,376	$42,698,974	$13,776,553	$1,014,813,167	$219,058,013

[2] Repurchase agreements at cost	$14,421,108	$2,185,574	$2,197,791	$15,216,000	$5,184,000

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG GW&K ESG Bond Fund	AMG GW&K Enhanced Core Bond ESG Fund	AMG GW&K High Income Fund	AMG GW&K Municipal Bond Fund	AMG GW&K Municipal Enhanced Yield Fund

Net Assets Represent:

Paid-in capital	$519,006,605	$50,366,220	$15,538,229	$1,062,346,645	$238,125,011

Total distributable loss	(83,585,149)	(9,549,559)	(1,523,055)	(33,658,089)	(26,716,745)

Net Assets	$435,421,456	$40,816,661	$14,015,174	$1,028,688,556	$211,408,266

Class N:

Net Assets	$269,529,427	$11,370,215	$7,061,496	$12,081,330	$5,963,753

Shares outstanding	12,337,059	1,242,810	337,682	1,047,721	648,395

Net asset value, offering and redemption price per share	$21.85	$9.15	$20.91	$11.53	$9.20

Class I:

Net Assets	$165,892,029	$21,804,982	$6,953,678	$1,016,607,226	$205,321,568

Shares outstanding	7,592,307	2,374,504	332,687	87,642,830	23,045,193

Net asset value, offering and redemption price per share	$21.85	$9.18	$20.90	$11.60	$8.91

Class Z:

Net Assets	—	$7,641,464	—	—	$122,945

Shares outstanding	—	832,312	—	—	13,803

Net asset value, offering and redemption price per share	—	$9.18	—	—	$8.91

The accompanying notes are an integral part of these financial statements.

Statement of Operations For the fiscal year ended December 31, 2023

	AMG GW&K ESG Bond Fund	AMG GW&K Enhanced Core Bond ESG Fund	AMG GW&K High Income Fund	AMG GW&K Municipal Bond Fund	AMG GW&K Municipal Enhanced Yield Fund

Investment Income:

Interest income	$16,708,574	$1,555,978	$843,707	$26,960,615	$9,453,149

Securities lending income	54,288	11,281	29,590	—	—

Foreign withholding tax	(17,309)	(257)	(500)	—	—

Total investment income	16,745,553	1,567,002	872,797	26,960,615	9,453,149

Expenses:

Investment advisory and management fees	1,063,895	119,542	61,171	2,184,142	1,101,809

Administrative fees	693,844	59,771	23,527	1,572,482	367,270

Distribution fees - Class N	—	27,445	—	32,772	9,305

Shareholder servicing fees - Class N	707,619	—	16,782	16,950	5,583

Shareholder servicing fees - Class I	89,758	16,980	4,486	517,606	120,504

Professional fees	86,687	55,137	49,306	123,287	57,519

Reports to shareholders	52,174	10,858	5,364	52,620	18,220

Registration fees	50,458	37,163	26,291	129,134	48,578

Custodian fees	46,034	25,189	21,895	81,896	31,805

Trustee fees and expenses	34,002	2,963	1,140	77,317	17,753

Transfer agent fees	25,407	2,940	1,177	37,460	8,680

Interest expense	—	990	—	1,144	3,962

Miscellaneous	27,341	5,133	3,059	55,697	14,624

Total expenses before offsets	2,877,219	364,111	214,198	4,882,507	1,805,612

Expense reimbursements	(90,822)	(127,203)	(100,391)	(749,681)	(221,214)

Net expenses	2,786,397	236,908	113,807	4,132,826	1,584,398

Net investment income	13,959,156	1,330,094	758,990	22,827,789	7,868,751

Net Realized and Unrealized Gain:

Net realized loss on investments	(19,675,989)	(1,593,070)	(225,634)	(16,640,418)	(10,403,174)[1]

Net change in unrealized appreciation/depreciation on investments	34,991,525	2,720,322	825,281	53,394,216	24,812,114

Net realized and unrealized gain	15,315,536	1,127,252	599,647	36,753,798	14,408,940

Net increase in net assets resulting from operations	$29,274,692	$2,457,346	$1,358,637	$59,581,587	$22,277,691

[1]	Includes realized losses of $4,997,167 relating to redemptions in-kind. See note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets For the fiscal years ended December 31,

	AMG GW&K ESG Bond Fund		AMG GW&K Enhanced Core Bond ESG Fund		AMG GW&K High Income Fund

	2023	2022	2023	2022	2023	2022

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income	$13,959,156	$12,222,196	$1,330,094	$1,041,080	$758,990	$618,650

Net realized loss on investments	(19,675,989)	(19,299,747)	(1,593,070)	(2,654,300)	(225,634)	(1,149,384)

Net change in unrealized appreciation/depreciation on investments	34,991,525	(84,052,548)	2,720,322	(5,951,857)	825,281	(961,928)

Net increase (decrease) in net assets resulting from operations	29,274,692	(91,130,099)	2,457,346	(7,565,077)	1,358,637	(1,492,662)

Distributions to Shareholders:

Class N	(8,492,938)	(7,736,535)	(347,751)	(235,849)	(325,482)	(277,251)

Class I	(5,729,614)	(5,885,301)	(691,238)	(537,618)	(446,846)	(410,014)

Class Z	—	—	(280,142)	(268,295)	—	—

Total distributions to shareholders	(14,222,552)	(13,621,836)	(1,319,131)	(1,041,762)	(772,328)	(687,265)

Capital Share Transactions:[1]

Net decrease from capital share transactions	(72,637,330)	(157,179,741)	(768,427)	(11,796,222)	(3,839,684)	(1,875,236)

Total increase (decrease) in net assets	(57,585,190)	(261,931,676)	369,788	(20,403,061)	(3,253,375)	(4,055,163)

Net Assets:

Beginning of year	493,006,646	754,938,322	40,446,873	60,849,934	17,268,549	21,323,712

End of year	$435,421,456	$493,006,646	$40,816,661	$40,446,873	$14,015,174	$17,268,549

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued) For the fiscal years ended December 31,

	AMG GW&K Municipal Bond Fund		AMG GW&K Municipal Enhanced Yield Fund

	2023	2022	2023	2022

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income	$22,827,789	$19,705,256	$7,868,751	$8,043,373

Net realized loss on investments	(16,640,418)	(10,312,359)	(10,403,174)	(10,807,395)

Net change in unrealized appreciation/depreciation on investments	53,394,216	(113,439,737)	24,812,114	(60,592,633)

Net increase (decrease) in net assets resulting from operations	59,581,587	(104,046,840)	22,277,691	(63,356,655)

Distributions to Shareholders:

Class N	(240,964)	(212,610)	(109,195)	(79,222)

Class I	(22,338,212)	(21,345,146)	(7,709,369)	(8,871,256)

Class Z	—	—	(3,806)	(3,685)

Total distributions to shareholders	(22,579,176)	(21,557,756)	(7,822,370)	(8,954,163)

Capital Share Transactions:[1]

Net decrease from capital share transactions	(89,576,367)	(142,203,031)	(62,041,101)	(53,225,598)

Total decrease in net assets	(52,573,956)	(267,807,627)	(47,585,780)	(125,536,416)

Net Assets:

Beginning of year	1,081,262,512	1,349,070,139	258,994,046	384,530,462

End of year	$1,028,688,556	$1,081,262,512	$211,408,266	$258,994,046

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

AMG GW&K ESG Bond Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$21.11	$24.88	$28.12	$27.14	$25.49

Income (loss) from Investment Operations:

Net investment income[1,2]	0.63	0.44	0.44	0.90	0.94

Net realized and unrealized gain (loss) on investments	0.75	(3.70)	(0.83)	1.03	1.85

Total income (loss) from investment operations	1.38	(3.26)	(0.39)	1.93	2.79

Less Distributions to Shareholders from:

Net investment income	(0.64)	(0.47)	(0.47)	(0.88)	(0.98)

Net realized gain on investments	—	(0.04)	(2.38)	(0.07)	(0.16)

Total distributions to shareholders	(0.64)	(0.51)	(2.85)	(0.95)	(1.14)

Net Asset Value, End of Year	$21.85	$21.11	$24.88	$28.12	$27.14

Total Return[2,3]	6.69%	(13.17)%	(1.29)%	7.34%	11.10%

Ratio of net expenses to average net assets	0.68%	0.68%	0.69%[4]	0.71%	0.72%[5]

Ratio of gross expenses to average net assets[6]	0.70%	0.69%	0.69%[4]	0.72%	0.73%[5]

Ratio of net investment income to average net assets[2]	2.94%	1.98%	1.71%	3.31%	3.53%

Portfolio turnover	27%	23%	186%	25%	20%

Net assets end of year (000’s) omitted	$269,529	$301,028	$427,818	$555,124	$618,381

AMG GW&K ESG Bond Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$21.12	$24.89	$28.13	$27.14	$25.49

Income (loss) from Investment Operations:

Net investment income[1,2]	0.67	0.49	0.50	0.95	0.99

Net realized and unrealized gain (loss) on investments	0.75	(3.71)	(0.83)	1.05	1.85

Total income (loss) from investment operations	1.42	(3.22)	(0.33)	2.00	2.84

Less Distributions to Shareholders from:

Net investment income	(0.69)	(0.51)	(0.53)	(0.94)	(1.03)

Net realized gain on investments	—	(0.04)	(2.38)	(0.07)	(0.16)

Total distributions to shareholders	(0.69)	(0.55)	(2.91)	(1.01)	(1.19)

Net Asset Value, End of Year	$21.85	$21.12	$24.89	$28.13	$27.14

Total Return[2,3]	6.85%	(12.99)%	(1.05)%	7.57%	11.32%

Ratio of net expenses to average net assets	0.48%	0.48%	0.49%[4]	0.50%	0.52%[5]

Ratio of gross expenses to average net assets[6]	0.50%	0.49%	0.49%[4]	0.51%	0.53%[5]

Ratio of net investment income to average net assets[2]	3.14%	2.18%	1.91%	3.52%	3.73%

Portfolio turnover	27%	23%	186%	25%	20%

Net assets end of year (000’s) omitted	$165,892	$191,979	$327,121	$546,698	$605,353

[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[4]	Ratio includes recapture of reimbursed fees from prior years amounting to less than 0.01% for the fiscal year ended December 31, 2021.
[5]	Includes 0.01% of extraordinary expense related to legal expense in support of an investment held in the portfolio.
[6]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

AMG GW&K Enhanced Core Bond ESG Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$8.92	$10.61	$10.90	$10.15	$9.43

Income (loss) from Investment Operations:

Net investment income[1,2]	0.29	0.19	0.14	0.20	0.24

Net realized and unrealized gain (loss) on investments	0.22	(1.69)	(0.28)	0.75	0.73

Total income (loss) from investment operations	0.51	(1.50)	(0.14)	0.95	0.97

Less Distributions to Shareholders from:

Net investment income	(0.28)	(0.19)	(0.14)	(0.20)	(0.25)

Paid in capital	—	—	(0.01)	—	—

Total distributions to shareholders	(0.28)	(0.19)	(0.15)	(0.20)	(0.25)

Net Asset Value, End of Year	$9.15	$8.92	$10.61	$10.90	$10.15

Total Return[2,3]	5.89%	(14.17)%	(1.26)%	9.41%	10.35%

Ratio of net expenses to average net assets	0.73%	0.73%	0.73%	0.73%	0.73%

Ratio of gross expenses to average net assets[4]	1.05%	1.00%	0.93%	1.06%	1.16%

Ratio of net investment income to average net assets[2]	3.20%	1.99%	1.32%	1.86%	2.43%

Portfolio turnover	51%	54%	86%	101%	71%

Net assets end of year (000’s) omitted	$11,370	$10,680	$13,736	$15,794	$14,779

AMG GW&K Enhanced Core Bond ESG Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$8.95	$10.65	$10.94	$10.19	$9.47

Income (loss) from Investment Operations:

Net investment income[1,2]	0.30	0.21	0.16	0.22	0.26

Net realized and unrealized gain (loss) on investments	0.23	(1.70)	(0.28)	0.75	0.73

Total income (loss) from investment operations	0.53	(1.49)	(0.12)	0.97	0.99

Less Distributions to Shareholders from:

Net investment income	(0.30)	(0.21)	(0.16)	(0.22)	(0.27)

Paid in capital	—	—	(0.01)	—	—

Total distributions to shareholders	(0.30)	(0.21)	(0.17)	(0.22)	(0.27)

Net Asset Value, End of Year	$9.18	$8.95	$10.65	$10.94	$10.19

Total Return[2,3]	6.05%	(14.07)%	(1.07)%	9.57%	10.51%

Ratio of net expenses to average net assets	0.56%	0.56%	0.56%	0.55%	0.55%

Ratio of gross expenses to average net assets[4]	0.88%	0.83%	0.76%	0.88%	0.98%

Ratio of net investment income to average net assets[2]	3.37%	2.16%	1.49%	2.04%	2.62%

Portfolio turnover	51%	54%	86%	101%	71%

Net assets end of year (000’s) omitted	$21,805	$19,890	$33,402	$27,800	$8,502

AMG GW&K Enhanced Core Bond ESG Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class Z	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$8.95	$10.65	$10.93	$10.18	$9.46

Income (loss) from Investment Operations:

Net investment income[1,2]	0.31	0.21	0.17	0.22	0.27

Net realized and unrealized gain (loss) on investments	0.23	(1.69)	(0.27)	0.75	0.72

Total income (loss) from investment operations	0.54	(1.48)	(0.10)	0.97	0.99

Less Distributions to Shareholders from:

Net investment income	(0.31)	(0.22)	(0.17)	(0.22)	(0.27)

Paid in capital	—	—	(0.01)	—	—

Total distributions to shareholders	(0.31)	(0.22)	(0.18)	(0.22)	(0.27)

Net Asset Value, End of Year	$9.18	$8.95	$10.65	$10.93	$10.18

Total Return[2,3]	6.13%	(14.00)%	(0.92)%	9.65%	10.59%

Ratio of net expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%

Ratio of gross expenses to average net assets[4]	0.80%	0.75%	0.68%	0.81%	0.91%

Ratio of net investment income to average net assets[2]	3.45%	2.24%	1.57%	2.11%	2.72%

Portfolio turnover	51%	54%	86%	101%	71%

Net assets end of year (000’s) omitted	$7,641	$9,877	$13,712	$11,552	$10,080

1 Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income would have been lower had certain expenses not been offset.

[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[4]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

AMG GW&K High Income Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$20.11	$22.46	$22.23	$21.52	$20.04

Income (loss) from Investment Operations:

Net investment income[1,2]	0.96	0.67	0.53	0.51	0.57

Net realized and unrealized gain (loss) on investments	0.83	(2.20)	0.28	2.09	0.98

Total income (loss) from investment operations	1.79	(1.53)	0.81	2.60	1.55

Less Distributions to Shareholders from:

Net investment income	(0.99)	(0.77)	(0.53)	(0.48)	(0.07)

Net realized gain on investments	—	(0.05)	(0.05)	(1.41)	—

Total distributions to shareholders	(0.99)	(0.82)	(0.58)	(1.89)	(0.07)

Net Asset Value, End of Year	$20.91	$20.11	$22.46	$22.23	$21.52

Total Return[2,3]	9.13%	(6.80)%	3.67%	12.16%	7.67%

Ratio of net expenses to average net assets	0.84%	0.86%[4]	0.84%	0.89%	0.89%

Ratio of gross expenses to average net assets[5]	1.48%	1.32%	1.37%	1.70%	1.87%

Ratio of net investment income to average net assets[2]	4.72%	3.22%	2.36%	2.28%	2.70%

Portfolio turnover	25%	74%	97%	157%	52%

Net assets end of year (000’s) omitted	$7,061	$6,528	$8,157	$10,302	$9,638

AMG GW&K High Income Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,		For the fiscal period ended December 31,

Class I	2023	2022	2021[6]

Net Asset Value, Beginning of Period	$20.10	$22.45	$22.27

Income (loss) from Investment Operations:

Net investment income[1,2]	1.00	0.71	0.46

Net realized and unrealized gain (loss) on investments	0.83	(2.20)	0.35

Total income (loss) from investment operations	1.83	(1.49)	0.81

Less Distributions to Shareholders from:

Net investment income	(1.03)	(0.81)	(0.58)

Net realized gain on investments	—	(0.05)	(0.05)

Total distributions to shareholders	(1.03)	(0.86)	(0.63)

Net Asset Value, End of Period	$20.90	$20.10	$22.45

Total Return[2,3]	9.35%	(6.63)%	3.68%[7]

Ratio of net expenses to average net assets	0.64%	0.66%[4]	0.64%[8]

Ratio of gross expenses to average net assets[5]	1.28%	1.12%	1.17%[8]

Ratio of net investment income to average net assets[2]	4.92%	3.42%	2.56%[8]

Portfolio turnover	25%	74%	97%

Net assets end of period (000’s) omitted	$6,954	$10,740	$13,166

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income would have been lower had certain expenses not been offset.

[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[4]	Includes interest expense totaling 0.02% related to participation in the interfund lending program.

[5]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

6 Commencement of operations was on March 15, 2021.

7 Not annualized.

8 Annualized.

AMG GW&K Municipal Bond Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$11.11	$12.24	$12.45	$12.12	$11.48

Income (loss) from Investment Operations:

Net investment income[1,2]	0.21	0.15	0.13	0.15	0.19

Net realized and unrealized gain (loss) on investments	0.42	(1.10)	(0.11)	0.33	0.64

Total income (loss) from investment operations	0.63	(0.95)	0.02	0.48	0.83

Less Distributions to Shareholders from:

Net investment income	(0.21)	(0.16)	(0.13)	(0.15)	(0.19)

Net realized gain on investments	—	(0.02)	(0.10)	—	—

Total distributions to shareholders	(0.21)	(0.18)	(0.23)	(0.15)	(0.19)

Net Asset Value, End of Year	$11.53	$11.11	$12.24	$12.45	$12.12

Total Return[2,3]	5.72%	(7.80)%	0.10%	4.31%	7.29%

Ratio of net expenses to average net assets	0.72%	0.72%	0.71%	0.71%	0.71%

Ratio of gross expenses to average net assets[4]	0.79%	0.78%	0.76%	0.77%	0.78%

Ratio of net investment income to average net assets[2]	1.85%	1.35%	1.01%	1.25%	1.59%

Portfolio turnover	29%	20%	24%	17%	18%

Net assets end of year (000’s) omitted	$12,081	$12,972	$17,112	$18,153	$18,711

AMG GW&K Municipal Bond Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$11.18	$12.31	$12.52	$12.18	$11.54

Income (loss) from Investment Operations:

Net investment income[1,2]	0.25	0.19	0.17	0.19	0.23

Net realized and unrealized gain (loss) on investments	0.41	(1.11)	(0.11)	0.34	0.64

Total income (loss) from investment operations	0.66	(0.92)	0.06	0.53	0.87

Less Distributions to Shareholders from:

Net investment income	(0.24)	(0.19)	(0.17)	(0.19)	(0.23)

Net realized gain on investments	—	(0.02)	(0.10)	—	—

Total distributions to shareholders	(0.24)	(0.21)	(0.27)	(0.19)	(0.23)

Net Asset Value, End of Year	$11.60	$11.18	$12.31	$12.52	$12.18

Total Return[2,3]	6.04%	(7.45)%	0.43%	4.70%	7.58%

Ratio of net expenses to average net assets	0.39%	0.39%	0.39%	0.39%	0.39%

Ratio of gross expenses to average net assets[4]	0.46%	0.45%	0.44%	0.45%	0.46%

Ratio of net investment income to average net assets[2]	2.18%	1.68%	1.33%	1.57%	1.91%

Portfolio turnover	29%	20%	24%	17%	18%

Net assets end of year (000’s) omitted	$1,016,607	$1,068,290	$1,331,958	$1,287,667	$1,014,514

[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[4]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

AMG GW&K Municipal Enhanced Yield Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$8.56	$10.74	$10.69	$10.42	$9.69

Income (loss) from Investment Operations:

Net investment income[1,2]	0.25	0.22	0.20	0.23	0.26

Net realized and unrealized gain (loss) on investments	0.64	(2.17)	0.18	0.37	0.78

Total income (loss) from investment operations	0.89	(1.95)	0.38	0.60	1.04

Less Distributions to Shareholders from:

Net investment income	(0.25)	(0.20)	(0.19)	(0.21)	(0.25)

Net realized gain on investments	—	(0.03)	(0.14)	(0.12)	(0.06)

Total distributions to shareholders	(0.25)	(0.23)	(0.33)	(0.33)	(0.31)

Net Asset Value, End of Year	$9.20	$8.56	$10.74	$10.69	$10.42

Total Return[2,3]	10.53%	(18.19)%	3.59%	5.95%	10.92%

Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	0.99%	0.99%

Ratio of gross expenses to average net assets[4]	1.08%	1.07%	1.05%	1.07%	1.08%

Ratio of net investment income to average net assets[2]	2.87%	2.39%	1.85%	2.17%	2.56%

Portfolio turnover	24%	45%	61%	81%	40%

Net assets end of year (000’s) omitted	$5,964	$2,955	$14,923	$5,015	$5,722

AMG GW&K Municipal Enhanced Yield Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$8.30	$10.43	$10.40	$10.15	$9.45

Income (loss) from Investment Operations:

Net investment income[1,2]	0.27	0.24	0.23	0.25	0.29

Net realized and unrealized gain (loss) on investments	0.62	(2.09)	0.17	0.37	0.76

Total income (loss) from investment operations	0.89	(1.85)	0.40	0.62	1.05

Less Distributions to Shareholders from:

Net investment income	(0.28)	(0.25)	(0.23)	(0.25)	(0.29)

Net realized gain on investments	—	(0.03)	(0.14)	(0.12)	(0.06)

Total distributions to shareholders	(0.28)	(0.28)	(0.37)	(0.37)	(0.35)

Net Asset Value, End of Year	$8.91	$8.30	$10.43	$10.40	$10.15

Total Return[2,3]	10.89%	(17.86)%	3.94%	6.31%	11.28%

Ratio of net expenses to average net assets	0.64%	0.64%	0.64%	0.64%	0.64%

Ratio of gross expenses to average net assets[4]	0.73%	0.72%	0.70%	0.72%	0.73%

Ratio of net investment income to average net assets[2]	3.22%	2.74%	2.20%	2.52%	2.91%

Portfolio turnover	24%	45%	61%	81%	40%

Net assets end of year (000’s) omitted	$205,322	$255,928	$369,473	$323,439	$273,228

AMG GW&K Municipal Enhanced Yield Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class Z	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$8.30	$10.43	$10.40	$10.15	$9.44

Income (loss) from Investment Operations:

Net investment income[1,2]	0.28	0.25	0.24	0.26	0.30

Net realized and unrealized gain (loss) on investments	0.61	(2.10)	0.17	0.37	0.76

Total income (loss) from investment operations	0.89	(1.85)	0.41	0.63	1.06

Less Distributions to Shareholders from:

Net investment income	(0.28)	(0.25)	(0.24)	(0.26)	(0.29)

Net realized gain on investments	—	(0.03)	(0.14)	(0.12)	(0.06)

Total distributions to shareholders	(0.28)	(0.28)	(0.38)	(0.38)	(0.35)

Net Asset Value, End of Year	$8.91	$8.30	$10.43	$10.40	$10.15

Total Return[2,3]	10.95%	(17.82)%	3.99%	6.37%	11.45%

Ratio of net expenses to average net assets	0.59%	0.59%	0.59%	0.59%	0.59%

Ratio of gross expenses to average net assets[4]	0.68%	0.67%	0.65%	0.67%	0.68%

Ratio of net investment income to average net assets[2]	3.27%	2.79%	2.25%	2.57%	2.96%

Portfolio turnover	24%	45%	61%	81%	40%

Net assets end of year (000’s) omitted	$123	$111	$135	$130	$120

[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[4]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

Notes to Financial Statements December 31, 2023

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds, AMG Funds II (“Trust II”) and AMG Funds III (“Trust III”) (the “Trusts”) are open-end management investment companies, organized as Massachusetts business trusts, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trusts consist of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Funds: AMG GW&K Municipal Bond Fund (“Municipal Bond”), AMG GW&K Municipal Enhanced Yield Fund (“Municipal Enhanced”), Trust II: AMG GW&K Enhanced Core Bond ESG Fund (“Enhanced Core Bond ESG”) and Trust III: AMG GW&K ESG Bond Fund (“ESG Bond”) and AMG GW&K High Income Fund (“High Income”), each a “Fund” and collectively, the “Funds”.

Each Fund offers different classes of shares. All Funds offer Class N shares and Class I shares; and Enhanced Core Bond ESG and Municipal Enhanced offer Class Z shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Market prices of investments held by the Funds may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated bid price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies. Investments in certain mortgage-backed and stripped mortgage-backed securities, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between such securities and yield to maturity in determining value.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services. Pursuant to Rule 2a-5 under the 1940 Act, the Funds’ Boards of Trustees (the “Board”) designated AMG Funds LLC (the “Investment Manager”) as the Funds’ Valuation Designee to perform the Funds’ fair value determinations. Such determinations are subject to Board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Investment Manager’s fair value determinations.

Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by the Investment Manager and under the general supervision of the Board. The Funds may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Funds’ valuation procedures, if the Investment Manager believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Investment Manager seeks to determine the price that the Funds might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with quarterly reports, as of the most recent quarter end, summarizing all fair value activity, material fair value matters that occurred during the quarter, and all outstanding securities fair valued by the Funds. Additionally, the Board will be presented with an annual report that assesses the adequacy and effectiveness of the Investment Manager’s process for determining the fair value of the Funds’ investments.

With respect to foreign equity securities and certain foreign fixed income securities, securities held in the Funds that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions

65

Notes to Financial Statements (continued)

that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Interest income on foreign securities is recorded gross of any withholding tax. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trusts and other trusts or funds within the AMG Funds Family of Funds (collectively, the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from net investment income, if any, will normally be declared and paid monthly by the Funds. Fund distributions resulting from realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are primarily due to redemptions in kind for Municipal Enhanced. There were no permanent differences for ESG Bond, Enhanced Core Bond ESG, High Income or Municipal Bond. Temporary differences are primarily due to wash sale loss deferrals for ESG Bond, Enhanced Core Bond ESG, High Income and Municipal Enhanced and premium amortization on callable bonds for ESG Bond and High Income. Municipal Bond had no temporary differences.

The tax character of distributions paid during the fiscal years ended December 31, 2023 and December 31, 2022 was as follows:

	ESG Bond		Enhanced Core Bond ESG		High Income

Distributions paid from:	2023	2022	2023	2022	2023	2022

Ordinary income *	$14,222,552	$12,655,107	$1,319,131	$1,041,762	$772,328	$684,311

Tax-exempt income	—	—	—	—	—	—

Long-term capital gains	—	966,729	—	—	—	2,954

	$14,222,552	$13,621,836	$1,319,131	$1,041,762	$772,328	$687,265

	Municipal Bond		Municipal Enhanced

Distributions paid from:	2023	2022	2023	2022

Ordinary income *	$1,247,248	$551,119	$367,083	$207,654

Tax-exempt income	21,331,928	19,272,793	7,455,287	7,931,831

Long-term capital gains	—	1,733,844	—	814,678

	$22,579,176	$21,557,756	$7,822,370	$8,954,163

* For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.

Notes to Financial Statements (continued)

As of December 31, 2023, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	ESG Bond	Enhanced Core Bond ESG	High Income	Municipal Bond	Municipal Enhanced

Capital loss carryforward	$39,808,360	$6,549,700	$1,435,297	$26,952,777	$16,215,360

Undistributed ordinary income	82,816	10,963	9,749	—	—

Undistributed tax-exempt income	—	—	—	249,290	76,439

At December 31, 2023, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Fund	Cost	Appreciation	Depreciation	Net Depreciation

ESG Bond	$490,317,269	$4,059,983	$(47,919,588)	$(43,859,605)

Enhanced Core Bond ESG	45,140,942	274,109	(3,284,931)	(3,010,822)

High Income	16,013,211	116,928	(214,435)	(97,507)

Municipal Bond	1,030,029,167	16,415,545	(23,370,147)	(6,954,602)

Municipal Enhanced	224,254,481	3,241,997	(13,819,821)	(10,577,824)

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. The Investment Manager has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2023, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Investment Manager is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefit/detriment will change materially in the next twelve months.

Furthermore, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2023, the Funds had capital loss carryovers for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

Fund	Short-Term	Long-Term	Total

ESG Bond	$9,213,293	$30,595,067	$39,808,360

Enhanced Core Bond ESG	2,675,067	3,874,633	6,549,700

High Income	398,620	1,036,677	1,435,297

Municipal Bond	1,211,437	25,741,340	26,952,777

Municipal Enhanced	4,404,660	11,810,700	16,215,360

g. CAPITAL STOCK

Each of AMG Funds’ Amended and Restated Agreement and Declaration of Trust, AMG Funds II’s Amended and Restated Declaration of Trust, and AMG Funds III’s Declaration of Trust authorizes for each applicable Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. For the fiscal year ended December 31, 2023, Municipal Enhanced delivered securities, and cash in connection with redemptions in-kind transactions in the amount of $46,736,183 for subscriptions in-kind to AMG Municipal Enhanced SMA Shares, an affiliated fund, and a related party. For the purposes of U.S. GAAP, the transactions were treated as sales of securities and the resulting gain or loss was recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized.

Notes to Financial Statements (continued)

For the fiscal years ended December 31, 2023 and December 31, 2022, the capital stock transactions by class for the Funds were as follows:

	ESG Bond				Enhanced Core Bond ESG
	December 31, 2023		December 31, 2022		December 31, 2023		December 31, 2022
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Shares sold	502,045	$10,618,434	434,859	$9,802,580	384,052	$3,446,741	151,245	$1,447,268

Shares issued in reinvestment of distributions	395,272	8,384,556	345,800	7,627,326	32,277	287,738	20,650	192,586

Shares redeemed	(2,817,229)	(59,923,434)	(3,716,450)	(83,888,821)	(370,741)	(3,342,409)	(268,963)	(2,557,723)

Net increase (decrease)	(1,919,912)	$(40,920,444)	(2,935,791)	$(66,458,915)	45,588	$392,070	(97,068)	$(917,869)

Class I:

Shares sold	1,156,432	$24,647,398	1,292,769	$29,148,121	1,011,926	$9,000,136	1,447,204	$13,969,790

Shares issued in reinvestment of distributions	259,536	5,507,823	256,042	5,663,172	74,147	663,551	55,346	519,860

Shares redeemed	(2,914,785)	(61,872,107)	(5,602,000)	(125,532,119)	(933,098)	(8,401,244)	(2,416,748)	(23,744,821)

Net increase (decrease)	(1,498,817)	$(31,716,886)	(4,053,189)	$(90,720,826)	152,975	$1,262,443	(914,198)	$(9,255,171)

Class Z:

Shares sold	—	—	—	—	143,285	$1,297,193	147,673	$1,476,721

Shares issued in reinvestment of distributions	—	—	—	—	30,302	271,456	27,916	261,662

Shares redeemed	—	—	—	—	(444,712)	(3,991,589)	(359,946)	(3,361,565)

Net decrease	—	—	—	—	(271,125)	$(2,422,940)	(184,357)	$(1,623,182)

	High Income				Municipal Bond

	December 31, 2023		December 31, 2022		December 31, 2023		December 31, 2022
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Shares sold	80,767	$1,656,985	18,712	$389,945	418,863	$4,709,065	647,098	$7,349,629

Shares issued in reinvestment of distributions	15,456	314,368	13,040	267,721	18,635	207,971	16,904	188,374

Shares redeemed	(83,177)	(1,699,230)	(70,270)	(1,469,556)	(556,927)	(6,183,058)	(895,246)	(10,012,745)

Net increase (decrease)	13,046	$272,123	(38,518)	$(811,890)	(119,429)	$(1,266,022)	(231,244)	$(2,474,742)

Class I:

Shares sold	58,087	$1,187,228	484,312	$9,834,594	37,373,757	$421,157,504	81,732,933	$917,700,640

Shares issued in reinvestment of distributions	21,980	446,846	19,941	410,014	1,488,315	16,699,309	1,484,035	16,631,130

Shares redeemed	(281,706)	(5,745,881)	(556,443)	(11,307,954)	(46,781,942)	(526,167,158)	(95,879,229)	(1,074,060,059)

Net decrease	(201,639)	$(4,111,807)	(52,190)	$(1,063,346)	(7,919,870)	$(88,310,345)	(12,662,261)	$(139,728,289)

	Municipal Enhanced

	December 31, 2023		December 31, 2022
	Shares	Amount	Shares	Amount

Class N:

Shares sold	1,862,046	$16,341,115	616,950	$5,797,292

Shares issued in reinvestment of distributions	8,269	72,921	5,976	53,425

Shares redeemed	(1,567,017)	(13,721,798)	(1,667,635)	(16,584,715)

Net increase (decrease)	303,298	$2,692,238	(1,044,709)	$(10,733,998)

Notes to Financial Statements (continued)

	Municipal Enhanced

	December 31, 2023		December 31, 2022
	Shares	Amount	Shares	Amount

Class I:

Shares sold	14,554,470	$124,614,205	12,933,675	$112,341,447

Shares issued in reinvestment of distributions	330,028	2,811,647	534,430	4,664,114

Shares redeemed	(22,667,440)	(192,162,997)[1]	(18,061,842)	(159,500,846)

Net decrease	(7,782,942)	$(64,737,145)	(4,593,737)	$(42,495,285)

Class Z:

Shares issued in reinvestment of distributions	448	$3,806	423	$3,685

Net increase	448	$3,806	423	$3,685

1 Includes redemption in-kind in the amount of $46,736,183.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party and bilateral repurchase agreements for temporary cash management purposes and for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Securities Lending Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in their share of the underlying collateral under such joint repurchase agreements and in their share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Securities Lending Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At December 31, 2023, the market value of Repurchase Agreements outstanding for ESG Bond, Enhanced Core Bond ESG, High Income, Municipal Bond and Municipal Enhanced was $14,421,108, $2,185,574, $2,197,791, $15,216,000 and $5,184,000, respectively.

i. DELAYED DELIVERY TRANSACTIONS AND WHEN-ISSUED SECURITIES

The Funds may enter into securities transactions on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in each Fund’s Schedule of Portfolio Investments. With respect to purchase commitments, the Funds identify securities as segregated in their records with a value at least equal to the amount of the commitment. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as an investment in securities and a forward sale commitment in the Fund’s Statement of Assets and Liabilities. For financial reporting purposes, the Fund does offset the receivable and payable for delayed delivery investments purchased and sold. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

At December 31, 2023, the market value of delayed delivery securities held in Municipal Bond amounted to $9,586,475.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trusts have entered into investment advisory agreements under which the Investment Manager, a subsidiary and the U.S. wealth platform of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects and recommends, subject to the approval of the Boards and, in certain circumstances, shareholders, the subadviser for the Funds and monitors the subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by GW&K Investment Management, LLC (“GW&K”), who serves as subadviser pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in GW&K.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended December 31, 2023, the Funds’ investment management fees were paid at the following annual rates of each Fund’s respective average daily net assets:

ESG Bond	0.23%

Enhanced Core Bond ESG	0.30%

High Income	0.39%

Municipal Bond

on first $25 million	0.35%

on next $25 million	0.30%

Notes to Financial Statements (continued)

on next $50 million	0.25%

on balance over $100 million	0.20%

Municipal Enhanced	0.45%

The fee paid to GW&K for its services as subadviser is paid out of the fee the Investment Manager receives from each Fund and does not increase the expenses of each Fund.

The Investment Manager has contractually agreed, through at least May 1, 2024, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) of ESG Bond, Enhanced Core Bond ESG, High Income, Municipal Bond, and Municipal Enhanced to the annual rate of 0.43%, 0.48%, 0.59%, 0.34%, and 0.59%, respectively, of each Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Funds in certain circumstances.

In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from a Fund, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of a Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of a Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of a Fund.

For the fiscal year ended December 31, 2023, the Investment Manager’s expense reimbursements, and repayments of prior reimbursements by the Funds to the Investment Manager, if any, are as follows:

	Expense Reimbursements	Repayment of Prior Reimbursements

ESG Bond	$90,822	—

Enhanced Core Bond ESG	127,203	—

High Income	100,391	—
Municipal Bond	749,681	—

Municipal Enhanced	221,214	—

At December 31, 2023, the Funds’ expiration of reimbursements subject to recoupment is as follows:

Expiration Period	ESG Bond	Enhanced Core Bond ESG	High Income

Less than 1 year	$19,644	$113,335	$94,499

1-2 years	72,842	130,195	88,045

2-3 years	90,822	127,203	100,391

Total	$183,308	$370,733	$282,935

Expiration Period	Municipal Bond	Municipal Enhanced

Less than 1 year	$706,015	$230,390

1-2 years	726,185	225,094

2-3 years	749,681	221,214

Total	$2,181,881	$676,698

The Trusts, on behalf of the Funds, have entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for certain aspects of managing the Funds’ operations, including administration and shareholder services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally, the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trusts have adopted a distribution and service plan (the “Plan”) with respect to the Class N shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, Enhanced Core Bond ESG, Municipal Bond and Municipal Enhanced may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each Fund’s Class N shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of Enhanced Core Bond ESG, Municipal Bond and Municipal Enhanced average daily net assets attributable to the Class N shares. The portion of payments made under the plan by Class N shares of Enhanced Core Bond ESG, Municipal Bond and Municipal Enhanced for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of each Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

For each of Class N and Class I shares of ESG Bond, High Income, Municipal Bond, and Municipal Enhanced, and for Enhanced Core Bond ESG’s Class I shares, the

70

Notes to Financial Statements (continued)

Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended December 31, 2023, was as follows:

Fund	Maximum Annual Amount Approved	Actual Amount Incurred

ESG Bond

Class N	0.25%	0.25%

Class I	0.05%	0.05%

Enhanced Core Bond ESG

Class I	0.10%	0.08%

High Income

Class N	0.25%	0.25%

Class I	0.05%	0.05%

Municipal Bond

Class N	0.15%	0.13%

Class I	0.05%	0.05%

Municipal Enhanced

Class N	0.15%	0.15%

Class I	0.05%	0.05%

The Board provides supervision of the affairs of the Trusts and other trusts within the AMG Funds Family. The Trustees of the Trusts who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. On October 10, 2023, the shareholders of each Trust elected Trustees, including two new Trustees who are not “interested persons” of the Funds within the meaning of the 1940 Act. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits certain eligible funds in the AMG Funds Family to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds Family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. The interest earned and interest paid on interfund loans are included on the Statement of Operations as interest income and interest expense, respectively. At December 31, 2023, the Funds had no interfund loans outstanding.

The following Funds utilized the interfund loan program during the fiscal year ended December 31, 2023 as follows:

Fund	Average Lent	Number of Days	Interest Earned	Average Interest Rate

Municipal Bond	$7,448,357	10	$12,158	5.958%
Municipal Enhanced	1,723,990	6	1,748	6.122%

Fund	Average Borrowed	Number of Days	Interest Paid	Average Interest Rate

Enhanced Core Bond ESG	$1,432,227	4	$990	6.220%

Municipal Bond	2,344,795	3	1,144	5.935%

Municipal Enhanced	1,802,749	13	3,962	6.170%

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended December 31, 2023, were as follows:

	Long Term Securities

Fund	Purchases	Sales

ESG Bond	$78,262,046	$115,067,183

Enhanced Core Bond ESG	11,200,578	11,978,804

High Income	3,863,034	7,666,292

Municipal Bond	301,623,507	393,699,685

Municipal Enhanced	56,932,120	70,231,619

Purchases and sales of U.S. Government Obligations for the fiscal year ended December 31, 2023 were as follows:

	U.S. Government Obligations

Fund	Purchases	Sales

ESG Bond	$43,877,436	$74,388,537

Enhanced Core Bond ESG	8,566,832	8,562,787

4. PORTFOLIO SECURITIES LOANED

The Funds, except Municipal Bond and Municipal Enhanced, participate in the Securities Lending Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Securities Lending Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash, U.S. Treasury Obligations or U.S. Government Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and

71

Notes to Financial Statements (continued)

the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Securities Lending Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM and cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. Loans of securities are terminable by a Fund at any time and the borrower, after notice, is required to return borrowed securities as soon as practical, which is normally within three business days.

The value of securities loaned on positions held, cash collateral and securities collateral received at December 31, 2023, was as follows:

Fund	Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received

ESG Bond	$22,416,408	$14,128,108	$9,203,847	$23,331,955

Enhanced Core Bond ESG	4,139,635	2,185,574	2,109,537	4,295,111

High Income	2,406,325	2,057,791	456,310	2,514,101

The following table summarizes the securities received as collateral for securities lending at December 31, 2023:

Fund	Collateral Type	Coupon Range	Maturity Date Range

ESG Bond	U.S. Treasury Obligations	0.125%-5.471%	04/15/24-05/15/51

Enhanced Core Bond ESG	U.S. Treasury Obligations	0.125%-4.750%	04/15/24-05/15/51
High Income	U.S. Treasury Obligations	0.000%-6.000%	02/01/24-08/15/53

5. COMMITMENTS AND CONTINGENCIES

Under the Trusts’ organizational documents, their Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trusts. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. RISKS ASSOCIATED WITH HIGH YIELD SECURITIES

Investing in high yield securities involves greater risks and considerations not typically associated with U.S. Government and other high quality/investment grade securities. High yield securities are generally below investment grade securities and do not have an established retail secondary market. Economic downturns may disrupt the high yield market and impair the issuer’s ability to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations and could cause the securities to become less liquid.

7. CREDIT AGREEMENT

Effective April 12, 2023, the Trust III, on behalf of High Income and another fund in the Trust, became party to a Credit Agreement among BNYM, AMG Funds II, and AMG Funds IV (together with the Trust and AMG Funds II, the “Participating Trusts”) (the “Credit Agreement”) that provided a revolving line of credit of up to $50 million to certain funds in the Participating Trusts (such funds, the “Participating Funds”). On December 31, 2023, the Credit Agreement was terminated. The facility was shared by the Participating Funds, and was available for temporary, emergency purposes including liquidity needs in meeting redemptions. The interest rate on outstanding Alternate Base Rate Loans was equal to the greater of the Prime Rate plus 1.25%, or 0.50% plus the Federal Funds Effective Rate plus 1.25%. The interest rate on outstanding Overnight Loans was equal to the greater of the Federal Funds Effective Rate plus 1.25%, or the Adjusted Daily Simple SOFR plus 1.25%. The aforementioned Adjusted Daily Simple SOFR was the sum of Daily Simple SOFR plus 0.10% plus a floor rate of 0.00%. The Participating Funds paid a commitment fee on the unutilized commitment amount of 0.175% per annum, which was allocated to the Participating Funds based on average daily net assets and is included in miscellaneous expense on the Participating Funds’ Statement of Operations. Interest incurred on loans utilized, if any, is included in the Statement of Operations as interest expense.

High Income did not utilize the line of credit during the period April 12, 2023, through December 31, 2023.

8. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the Securities Lending Program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of December 31, 2023:

Notes to Financial Statements (continued)

		Gross Amount Not Offset in the
		Statement of Assets and Liabilities

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount

ESG Bond

Cantor Fitzgerald Securities, Inc.	$3,006,434	—	$3,006,434	$3,006,434	—

Daiwa Capital Markets America	631,946	—	631,946	631,946	—

RBC Dominion Securities, Inc.	3,531,895	—	3,531,895	3,531,895	—

Santander U.S. Capital Markets LLC	3,496,576	—	3,496,576	3,496,576	—

State of Wisconsin Investment Board	3,461,257	—	3,461,257	3,461,257	—

Fixed Income Clearing Corp.	293,000	—	293,000	293,000	—

Total	$14,421,108	—	$14,421,108	$14,421,108	—

Enhanced Core Bond ESG

Daiwa Capital Markets America	$1,000,000	—	$1,000,000	$1,000,000	—

Deutsche Bank Securities, Inc.	185,574	—	185,574	185,574	—

RBC Dominion Securities, Inc.	1,000,000	—	1,000,000	1,000,000	—

Total	$2,185,574	—	$2,185,574	$2,185,574	—

High Income

Daiwa Capital Markets America	$1,000,000	—	$1,000,000	$1,000,000	—

Deutsche Bank Securities, Inc.	57,791	—	57,791	57,791	—

RBC Dominion Securities, Inc.	1,000,000	—	1,000,000	1,000,000	—

Fixed Income Clearing Corp.	140,000	—	140,000	140,000	—

Total	$2,197,791	—	$2,197,791	$2,197,791	—

Municipal Bond

Fixed Income Clearing Corp.	$7,899,000	—	$7,899,000	$7,899,000	—

Fixed Income Clearing Corp.	7,317,000	—	7,317,000	7,317,000	—

Total	$15,216,000	—	$15,216,000	$15,216,000	—

Municipal Enhanced

Fixed Income Clearing Corp.	$3,319,000	—	$3,319,000	$3,319,000	—

Fixed Income Clearing Corp.	1,865,000	—	1,865,000	1,865,000	—

Total	$5,184,000	—	$5,184,000	$5,184,000	—

9. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require an additional disclosure in or adjustment of the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

To the Boards of Trustees of AMG Funds, AMG Funds II, and AMG Funds III and Shareholders of AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Enhanced Core Bond ESG Fund, AMG GW&K ESG Bond Fund and AMG GW&K High Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund (two of the funds constituting AMG Funds), AMG GW&K Enhanced Core Bond ESG Fund (one of the funds constituting AMG Funds II), AMG GW&K ESG Bond Fund and AMG GW&K High Income Fund (two of the funds constituting AMG Funds III) (hereafter collectively referred to as the “Funds”) as of December 31, 2023, the related statements of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 27, 2024

We have served as the auditor of one or more investment companies in the AMG Funds Family since 1993.

Other Information (unaudited)

TAX INFORMATION

AMG GW&K ESG Bond Fund, AMG GW&K Enhanced Core Bond ESG Fund, AMG GW&K High Income Fund, AMG GW&K Municipal Bond Fund, and AMG GW&K Municipal Enhanced Yield Fund each hereby designate the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2023 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG GW&K ESG Bond Fund, AMG GW&K Enhanced Core Bond ESG Fund, AMG GW&K High Income Fund, AMG GW&K Municipal Bond Fund, and AMG GW&K Municipal Enhanced Yield Fund, each hereby designates $0, as a capital gain distribution with respect to the taxable year ended December 31, 2023, or if subsequently determined to be different, the net capital gains of such fiscal year.

PROXY VOTE

A special meeting of the shareholders of AMG Funds, AMG Funds II and AMG Funds III (collectively the “Trusts”) was held on October 10, 2023, to vote on proposals to elect trustees to the Boards of Trustees of the Trusts and to amend certain fundamental restrictions of AMG High Income Fund. Jill R. Cuniff, Kurt A. Keilhacker, Peter W. MacEwen, Steven J. Paggioli, Eric Rakowski, Victoria L. Sassine and Garret W. Weston were elected by shareholders at the special meeting on October 10, 2023. Bruce B. Bingham, an incumbent Trustee, served as a Trustee of the Trusts until his retirement on December 31, 2023. The proposals and results of the votes are described below.

AMG Funds	All Funds in Trust*

Election of Trustees [1]	For	Withheld

Jill R. Cuniff	523,453,201	50,330,270

Kurt A. Keilhacker	563,642,997	10,140,474

Peter W. MacEwen	523,551,974	50,231,497

Steven J. Paggioli	561,225,673	12,557,798

Eric Rakowski	561,230,560	12,552,911

Victoria L. Sassine	563,668,874	10,114,597

Garret W. Weston	564,280,150	9,503,321

AMG Funds II	All Funds in Trust*

Election of Trustees [1]	For	Withheld

Jill R. Cuniff	4,796,336	35,586

Kurt A. Keilhacker	4,798,616	33,306

Peter W. MacEwen	4,797,782	34,140

Steven J. Paggioli	4,797,674	34,248

Eric Rakowski	4,803,644	28,278

Victoria L. Sassine	4,801,440	30,482

Garret W. Weston	4,798,028	33,894

Other Information

AMG Funds III	All Funds in Trust*

Election of Trustees [1]	For	Withheld

Jill R. Cuniff	16,176,146	1,292,448

Kurt A. Keilhacker	16,195,091	1,273,503

Peter W. MacEwen	16,181,186	1,287,408

Steven J. Paggioli	16,171,262	1,297,332

Eric Rakowski	16,234,882	1,233,712

Victoria L. Sassine	16,232,798	1,235,796

Garret W. Weston	16,302,659	1,165,935

	AMG High Income Fund*
To approve the amendment of the Fund’s fundamental investment restrictions	For	Against	Abstain	Broker Non-Vote

Borrowing	365,234	2,237	5,456	205,732

Issuing Senior Securities	365,234	2,189	5,503	205,733

1 Ms. Cuniff and Mr. MacEwen were newly elected to the Boards of Trustees on October 10, 2023; Messrs. Keilhacker, Paggioli, Rakowski, and Weston and Ms. Sassine are incumbent Trustees.

* Rounded to the nearest share.

AMG Funds Trustees and Officers

The Trustees and Officers of the Trusts, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trusts and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trusts: 680 Washington Blvd., Suite 500, Stamford, CT. 06901.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trusts’ organizational documents and policies adopted by the Board from time to time.

The Chairman of the Board, the President, the Treasurer and the Secretary and such other Officers as the Trustees may in their discretion from time to time elect each hold office until his or her successor is elected and qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Each Officer holds office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trusts within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2012 - AMG Funds • Trustee since 2012 - AMG Funds II • Trustee since 2012 - AMG Funds III • Oversees 37 Funds in Fund Complex	Bruce B. Bingham, 75* Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds, Inc. (2 portfolios) (2000-2012).

• Trustee since 2023 - AMG Funds • Trustee since 2023 - AMG Funds II • Trustee since 2023 - AMG Funds III • Oversees 37 Funds in Fund Complex

Jill R. Cuniff, 59**

Director of Harding, Loevner Funds, Inc. (12 portfolios) (2018-Present); Retired (2016-Present); President & Portfolio Manager, Edge Asset Management (2009-2016); President & Chief Investment Officer, Morley Financial Services (2001-2009); President, Union Bond & Trust Company (2001-2009).

• Chairman of the Audit Committee since 2021 • Trustee since 2013 - AMG Funds • Trustee since 2013 - AMG Funds II • Trustee since 2013 - AMG Funds III • Oversees 39 Funds in Fund Complex

Kurt A. Keilhacker, 60

Managing Partner, Elementum Ventures (2013-Present); Managing Partner, TechFund Europe (2000-Present); Managing Partner, TechFund Capital (1997-Present); Adjunct Professor, University of San Francisco (2022-Present); Trustee, Wheaton College (2018-Present); Director, Wheaton College Trust Company, N.A. (2018-Present).

• Trustee since 2023 - AMG Funds • Trustee since 2023 - AMG Funds II • Trustee since 2023 - AMG Funds III • Oversees 37 Funds in Fund Complex

Peter W. MacEwen, 59**

Private investor (2019-Present); Affiliated Managers Group, Inc. (2003-2018): Chief Administrative Officer, Office of the CEO (2013-2018); Senior Vice President, Finance (2007-2013); Vice President, Finance (2003-2007).

• Trustee since 2004 - AMG Funds • Trustee since 2000 - AMG Funds II • Trustee since 1993 - AMG Funds III • Oversees 37 Funds in Fund Complex

Steven J. Paggioli, 73

Independent Consultant (2002-Present); Trustee, Professionally Managed Portfolios (28 portfolios); Independent Director, Muzinich BDC, Inc. (business development company) (2019-Present); Director, The Wadsworth Group; Independent Director, Chase Investment Counsel (2008–2019); Executive Vice President, Secretary and Director, Investment Company Administration, LLC and First Fund Distributors, INC. (1990-2001).

AMG Funds Trustees and Officers (continued)

• Independent Chairman of the Board of Trustees since 2017

• Chairman of the Governance Committee since 2017

• Trustee since 1999 - AMG Funds

• Trustee since 2000 - AMG Funds II

• Trustee since 1999 - AMG Funds III

• Oversees 39 Funds in Fund Complex

Eric Rakowski, 65

Professor of Law, University of California at Berkeley School of Law (1990-Present); Tax Attorney at Davis Polk & Wardwell and clerked for Judge Harry T. Edwards of the U.S. Court of Appeals for the District of Columbia Circuit and for Justice William J. Brennan Jr. of the U.S. Supreme Court; Trustee of Parnassus Funds (4 portfolios) (2021-Present); Trustee of Parnassus Income Funds (2 portfolios) (2021-Present); Director of Harding, Loevner Funds, Inc. (10 portfolios); Trustee of Third Avenue Trust (3 portfolios) (2002-2019); Trustee of Third Avenue Variable Trust (1 portfolio) (2002-2019).

• Trustee since 2013 - AMG Funds • Trustee since 2013 - AMG Funds II • Trustee since 2013 - AMG Funds III • Oversees 39 Funds in Fund Complex

Victoria L. Sassine, 58

Adjunct Professor, Babson College (2007–Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Adviser, EVOFEM Biosciences (2019-Present); Chairperson of the Board of Directors of Business Management Associates (2018-2019).

*Mr. Bingham retired from the Boards of Trustees of the Trusts on December 31, 2023.

**Ms. Cuniff and Mr. MacEwen were elected to the Boards of Trustees by the shareholders of the Trusts on October 10, 2023.

Interested Trustee

The Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2021 - AMG Funds • Trustee since 2021 - AMG Funds II • Trustee since 2021 - AMG Funds III • Oversees 39 Funds in Fund Complex

Garret W. Weston, 42

Affiliated Managers Group, Inc. (2008-Present): Managing Director, Head of Affiliate Product Strategy and Development (2023-Present), Managing Director, Co-Head of Affiliate Engagement, Distribution (2021-2022), Senior Vice President, Office of the CEO (2019-2021), Senior Vice President, Affiliate Development (2016-2019), Vice President, Office of the CEO (2015-2016), Vice President, New Investments (2008-2015); Associate, Madison Dearborn Partners (2006-2008); Analyst, Merrill Lynch (2004-2006).

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• President since 2018 • Principal Executive Officer since 2018 • Chief Executive Officer since 2018 • Chief Operating Officer since 2007

Keitha L. Kinne, 65

Managing Director, Head of Platform and Operations, AMG Funds LLC (2023-Present); Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 58

Managing Director and Senior Counsel, AMG Funds LLC (2021-Present); Senior Vice President and Senior Counsel, AMG Funds LLC (2015-2021); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 57

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

AMG Funds Trustees and Officers (continued)

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• Deputy Treasurer since 2017

John A. Starace, 53

Vice President, Mutual Fund Accounting, AMG Funds LLC (2021-Present); Director, Mutual Fund Accounting, AMG Funds LLC (2017-2021); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer since 2019 • Anti-Money Laundering Compliance Officer since 2022

Patrick J. Spellman, 49

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer, AMG Distributors, Inc. (2010-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-2019; 2022-Present); Anti-Money Laundering Compliance Officer, AMG Funds IV (2016-2019; 2022-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen M. Kerrigan, 38

Vice President, Senior Counsel, AMG Funds LLC (2021-Present); Vice President, Counsel, AMG Funds LLC (2019-2021); Director, Counsel, AMG Funds LLC (2017-2018); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

THIS PAGE INTENTIONALLY LEFT BLANK

INVESTMENT MANAGER AND

ADMINISTRATOR

AMG Funds LLC

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

SUBADVISER

GW&K Investment Management, LLC

222 Berkeley St.

Boston, MA 02116

CUSTODIAN

The Bank of New York Mellon

Mutual Funds Custody

6023 Airport Road

Oriskany, NY 13424

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc. AMG Funds

Attn: 534426 AIM 154-0520

500 Ross Street

Pittsburgh, PA 15262

800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at wealth.amg.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov and the Funds’ website at wealth.amg.com. To review a complete list of the Funds’ portfolio holdings, or to view the most recent semi-annual report or annual report, please visit wealth.amg.com.

wealth.amg.com

EQUITY FUNDS

AMG Beutel Goodman International Equity

Beutel, Goodman & Company Ltd.

AMG Boston Common Global Impact

Boston Common Asset Management, LLC

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Value

AMG GW&K Small/Mid Cap Core

AMG GW&K Small/Mid Cap Growth

AMG GW&K International Small Cap

GW&K Investment Management, LLC

AMG Montrusco Bolton Large Cap Growth

Montrusco Bolton Investments, Inc.

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Focused Absolute Value

AMG River Road Large Cap Value Select

AMG River Road Mid Cap Value AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Veritas Asia Pacific

AMG Veritas China

AMG Veritas Global Focus

AMG Veritas Global Real Return

Veritas Asset Management LLP

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Global

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG Beutel Goodman Core Plus Bond

Beutel, Goodman & Company Ltd.

AMG GW&K Core Bond ESG

AMG GW&K Enhanced Core Bond ESG

AMG GW&K ESG Bond

AMG GW&K High Income

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

wealth.amg.com	123123 AR088

ANNUAL REPORT

AMG Funds December 31, 2023

AMG GW&K Small Cap Core Fund

Class N: GWETX | Class I: GWEIX | Class Z: GWEZX

AMG GW&K Small Cap Value Fund

Class N: SKSEX | Class I: SKSIX | Class Z: SKSZX

AMG GW&K Small/Mid Cap Core Fund

(formerly AMG GW&K Small/Mid Cap Fund)

Class N: GWGVX | Class I: GWGIX | Class Z: GWGZX

AMG GW&K Global Allocation Fund

Class N: MBEAX | Class I: MBESX | Class Z: MBEYX

wealth.amg.com	123123 AR089

AMG Funds Annual Report — December 31, 2023

TABLE OF CONTENTS	PAGE

LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG GW&K Small Cap Core Fund	4

AMG GW&K Small Cap Value Fund	10

AMG GW&K Small/Mid Cap Core Fund	17

AMG GW&K Global Allocation Fund	22

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	27

Balance sheets, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	29

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	30

Detail of changes in assets for the past two fiscal years

Financial Highlights	32

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	44

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	52

OTHER INFORMATION	53

TRUSTEES AND OFFICERS	55

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

We are pleased to provide this annual report for your investment with AMG Funds. Our foremost goal is to provide investment solutions that help our shareholders successfully achieve their long-term investment goals. We appreciate the privilege of providing you with investment tools.

Throughout most of the year, markets wrestled with uncertainties around tighter monetary policy, increased geopolitical tension, instability in the regional banking sector, and political handwringing over the U.S. debt ceiling. However, investors remained optimistic for an economic “soft landing” as inflation continued to ease and risk assets finally surged in the fourth quarter following a dovish pivot in the U.S. Federal Reserve (the “Fed”) policy. Bonds finished with a positive return; a remarkable development after struggling to move higher for most of the year as global central banks raised interest rates.

The S&P 500® Index gained 26.29% for the fiscal year ended December 31, 2023, fully recouping losses suffered in 2022. Large-cap stocks diverged from small-cap stocks, particularly driven by a handful of mega-cap technology and consumer discretionary stocks. The Russell 1000® Index gained 26.53% compared to the 16.93% return for the Russell 2000® Index. Nine out of eleven sectors posted positive returns, with information technology (60.93%), communication services (55.86%), and consumer discretionary (43.22%) leading the way. The weakest sectors were utilities (-7.08%), energy (-1.33%), and consumer staples (+0.55%). The strength in information technology drove growth stocks to strongly outperform value stocks with the Russell 1000® Growth Index gaining 42.68% compared to a 11.46% return for the Russell 1000® Value Index. Outside the U.S., foreign equity markets underperformed domestic equities, delivering a 15.62% return, as measured by the MSCI All Country World Index ex USA benchmark.

The Bloomberg U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance, rebounded with a 5.53% return over the period. The 10-year Treasury yield climbed to post-GFC (Global Financial Crisis) highs through October as the Fed tightened policy throughout the year, leading many to expect another year of negative bond returns. However, investors received much needed relief as interest rates fell sharply in the final two months of the year following the Fed’s message signaling rate cuts in 2024. Looking across the broadest sectors of the market, investment-grade corporate bonds gained 8.52% for the year, while agency mortgage-backed securities rose 5.05%. High yield bonds were the best performing sector with a 13.44% return as measured by the return of the Bloomberg U.S. Corporate High Yield Bond Index. Municipal bonds outperformed the broader market with a 6.40% gain for the Bloomberg Municipal Bond Index. Outside the U.S., foreign bonds were also positive as the Bloomberg Global Aggregate ex-USD Index gained 5.72%.

AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit. For more information about AMG Funds’ wide range of products and resources, please visit wealth.amg.com. We thank you for your investment and continued trust in AMG Funds.

Respectfully,

Keitha Kinne

President

AMG Funds

		Periods ended
Average Annual Total Returns		December 31, 2023*

Stocks:		1 Year	3 Years	5 Years

Large Cap	(S&P 500® Index)	26.29%	10.00%	15.69%

Small Cap	(Russell 2000® Index)	16.93%	2.22%	9.97%

International	(MSCI ACWI ex USA)	15.62%	1.55%	7.08%

Bonds:

Investment Grade	(Bloomberg U.S. Aggregate Bond Index)	5.53%	(3.31)%	1.10%

High Yield	(Bloomberg U.S. Corporate High Yield Bond Index)	13.44%	1.98%	5.37%

Tax-exempt	(Bloomberg Municipal Bond Index)	6.40%	(0.40)%	2.25%

Treasury Bills	(ICE BofAML U.S. 6-Month Treasury Bill Index)	5.14%	2.17%	2.02%

* Source: FactSet. Past performance is no guarantee of future results.

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first section of the following table provides information about the actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2023	Expense Ratio for the Period	Beginning Account Value 07/01/23	Ending Account Value 12/31/23	Expenses Paid During the Period*

AMG GW&K Small Cap Core Fund

Based on Actual Fund Return
Class N	1.30%	$1,000	$1,046	$6.70
Class I	0.95%	$1,000	$1,048	$4.90
Class Z	0.90%	$1,000	$1,048	$4.65

Based on Hypothetical 5% Annual Return
Class N	1.30%	$1,000	$1,019	$6.61
Class I	0.95%	$1,000	$1,020	$4.84
Class Z	0.90%	$1,000	$1,021	$4.58

AMG GW&K Small Cap Value Fund

Based on Actual Fund Return
Class N	1.15%	$1,000	$1,118	$6.14
Class I	0.95%	$1,000	$1,119	$5.07
Class Z	0.90%	$1,000	$1,119	$4.81

Based on Hypothetical 5% Annual Return
Class N	1.15%	$1,000	$1,019	$5.85
Class I	0.95%	$1,000	$1,020	$4.84
Class Z	0.90%	$1,000	$1,021	$4.58

AMG GW&K Small/Mid Cap Core Fund

Based on Actual Fund Return

Class N	1.07%	$1,000	$1,079	$5.61
Class I	0.87%	$1,000	$1,080	$4.56
Class Z	0.82%	$1,000	$1,081	$4.30

Based on Hypothetical 5% Annual Return
Class N	1.07%	$1,000	$1,020	$5.45
Class I	0.87%	$1,000	$1,021	$4.43
Class Z	0.82%	$1,000	$1,021	$4.18

Six Months Ended December 31, 2023	Expense Ratio for the Period	Beginning Account Value 07/01/23	Ending Account Value 12/31/23	Expenses Paid During the Period*

AMG GW&K Global Allocation Fund

Based on Actual Fund Return
Class N	0.99%	$1,000	$993	$4.97
Class I	0.85%	$1,000	$993	$4.27
Class Z	0.77%	$1,000	$995	$3.87

Based on Hypothetical 5% Annual Return
Class N	0.99%	$1,000	$1,020	$5.04
Class I	0.85%	$1,000	$1,021	$4.33
Class Z	0.77%	$1,000	$1,021	$3.92

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

AMG GW&K Small Cap Core Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2023, AMG GW&K Small Cap Core Fund (the “Fund”) Class N shares returned 8.02%, compared with the Fund’s benchmark, the Russell 2000® Index (the “Index”), which returned 16.93%.

If we are anything alike, you are hoping the words “pivot” and “landing” are retired from the financial lexicon in 2024. The past year has been ALL about the macro and the U.S. Federal Reserve’s (the “Fed”) activities. Will they keep raising, stay higher for longer, or could they pause? By the time we reached December, investors pivoted to arguing about how many rate cuts were coming. Market participants shifted their views of economic conditions in 2023 as many times as Sam Bankman-Fried was convicted for fraud. Hard landing, soft landing, no landing. Bulls continuously thought there would be no recession and a pivot was just around the corner. Bears figured either the Fed’s rapid interest-rate increase would break something, causing earnings estimates to fall, or stickier inflation would keep the Fed firm.

For now, it appears the bulls were correct. However, given the rapid change in perspectives during 2023, investors assuming the bulls get the last word might also be shocked when a Barbie movie sequel or spinoff is announced. In fact, it is possible the Oppenheimer-Barbie cinematic linkage is the best example of 2023 markets you can find: two polar opposite experiences, improbably embraced simultaneously and relatedly. Inflation, higher interest rates, a banking crisis, and higher for longer in one theater, while the other audience watches a resilient economy, peaking monetary policy, and a bull market for financial assets. Stock investors were especially rewarded as the year came to a close, this time even those owning US small caps. The bulls emerge victorious for now but keep watch for changes to the outlook and the release of a Ken movie prequel.

The Index jumped 14.0% in the fourth quarter to finish the year with an impressive 16.9% return. During the year, sector leadership came from information technology, consumer discretionary, and industrials. Lagging performance came especially from utilities, while health care and communication services delivered less than half of the Index return. Housing-related industries were up well over 50% and some extraordinary individual stocks drove high returns in technology hardware, personal care, and beverages. Banks were just below flat on the year and joined life science tools & services, food, and containers/packaging among the laggards. Related to these last two industries, the lowest-beta quintile of the Index was ignored in the rally, increasing just 6.7%. Other factor oddities included the 30.3% return from the lowest-valuation quintile and languishing returns from the middle Return-on-Equity (ROE) group.

Stepping back, it appears our lower risk profile and lack of exposure in areas such as biotech, unprofitable tech, and housing or building products played a factor in our underperformance. We were far too cautiously positioned relative to the benchmark in areas such as housing and related construction materials and services, missed some critical one-off big winners, and suffered selection challenges which could not be overcome. The macro-centric backdrop certainly played a role, as likely did the ebbing of the tide from two previous strong years of Fund relative performance.

By sector, health care suffered half our deficit, although it is still our best performer over three years. Our holdings had nearly universally weak stock performance, although in most cases the fundamentals were sound and results not meaningfully different from our expectations in January 2023.

We missed several benchmark names with truly epic price appreciation, which cost over 100 bps of performance. Information technology experienced a dual hit to relative results from both our holdings and a few moon shots in the Index, where investors fancied a host of bitcoin and artificial intelligence (AI) related stocks. Totaling the impact of just six of these stocks created a headwind of 90 bps given their size and triple-digit returns. Finally, we were absent the cyclical semi cap equipment space, which jumped 55%.

Other sectors worth mentioning include financials and energy on the negative side of the ledger and industrials in the plus column. Financials suffered from weak stock selection in banks and Insurance. Higher exposure to commercial Real Estate (particularly office) and unanticipated credit events during the year were the main issues, but even those with solid execution suffered if they had above industry average valuations. In energy, our exploration & production holdings mostly hit numbers but lagged more dynamic performers. The industrials sector was a lone bright spot with strongly positive stock selection. The common theme among the best performers was solid revenue and order growth relative to expectations, good margin performance, and valuation expansion.

As we look forward into 2024, we are hopeful for a shift within the investing environment. Instead of pivots and landings or bitcoin and AI vaporware, we would prefer to focus on near and intermediate term earnings and cash-flow generation potential. While the market was hypersensitive to macro outcomes in 2023, consistent and sustainable earnings growth was often not the driving factor for returns. There are lessons to be learned from our stock selection, and we will study those and use them to improve our analytical thinking and investment process. We continue to believe consistent and sustainable growers will outperform the benchmark over long periods, as investors tire of rebound trades and other short-term infatuations.

We think it is a mistake to assume the outcome of this economic cycle is decided. The yield curve remains inverted, and the resilient economy has of late been partially supported by fiscal stimulus. It is uncertain if we will be able to avoid a recession over the next 12 months. As we enter 2024, we’re hoping it is the year where stock-specific fundamentals and small cap stocks trump the macro.

The views expressed represent the opinions of GW&K Investment Management, LLC as of December 31, 2023, and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

4

AMG GW&K Small Cap Core Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Small Cap Core Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K Small Cap Core Fund’s Class N shares on December 31, 2013, to a $10,000 investment made in the Russell 2000® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Small Cap Core Fund and the Russell 2000® Index for the same time periods ended December 31, 2023.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG GW&K Small Cap Core Fund[2,3,4,5,6,7,8]

Class N	8.02%	10.90%	7.20%	8.08%	12/10/96

Class I	8.39%	11.29%	7.60%	12.03%	07/27/09

Class Z	8.44%	11.33%	—	8.01%	02/24/17

Russell 2000® Index[9]	16.93%	9.97%	7.16%	8.01%	12/10/96	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at wealth.amg.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2023. All returns are in U.S. Dollars ($).

[2]  From time to time, the Fund’s Investment Manager has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics, or in response to events that affect particular industries or companies.

[4]  The stocks of small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[5]  The prices of equity securities of companies that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to market movements because the prices tend to reflect future investor expectations rather than just current profits.

[6]  Value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[7]  Because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.

[8]  The Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.

[9]  The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap stock performance. Unlike the Fund, the Russell 2000® Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

5

AMG GW&K Small Cap Core Fund Fund Snapshots (unaudited) December 31, 2023

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Industrials	18.5

Health Care	17.2

Financials	16.2

Consumer Discretionary	13.2

Information Technology	13.0

Materials	6.0

Real Estate	5.3

Energy	4.4

Consumer Staples	2.8

Utilities	2.2

Short-Term Investments	1.2

Other Assets, less Liabilities	0.0	[1]

[1] Less than (0.05)%

TOP TEN HOLDINGS

Security Name	% of Net Assets

Texas Roadhouse, Inc.	2.1

SPX Technologies, Inc.	2.0

RBC Bearings, Inc.	2.0

Matador Resources Co.	1.9

STAG Industrial, Inc.	1.9

UFP Industries, Inc.	1.9

Novanta, Inc.	1.9

Avient Corp.	1.8

Medpace Holdings, Inc.	1.8

MACOM Technology Solutions Holdings, Inc.	1.7

Top Ten as a Group	19.0

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

6

AMG GW&K Small Cap Core Fund Schedule of Portfolio Investments December 31, 2023

	Shares	Value

Common Stocks - 98.8%

Consumer Discretionary - 13.2%

Boot Barn Holdings, Inc.*	84,120	$6,457,051

Chuy’s Holdings, Inc.*	124,174	4,747,172

First Watch Restaurant Group, Inc.*	81,662	1,641,406

Fox Factory Holding Corp.*	66,016	4,454,760

Grand Canyon Education, Inc.*	66,609	8,795,052

Helen of Troy, Ltd.*	39,844	4,813,554

Lithia Motors, Inc.	29,876	9,837,569

Oxford Industries, Inc.	76,851	7,685,100

Patrick Industries, Inc.	66,007	6,623,802

Revolve Group, Inc.*,1	122,856	2,036,953

Skyline Champion Corp.*	123,935	9,203,413

Texas Roadhouse, Inc.	110,798	13,542,840

Tri Pointe Homes, Inc.*	137,784	4,877,554

Total Consumer Discretionary		84,716,226

Consumer Staples - 2.8%

Central Garden & Pet Co., Class A*	241,084	10,617,340

Utz Brands, Inc.	253,393	4,115,102

The Vita Coco Co., Inc.*	122,275	3,136,354

Total Consumer Staples		17,868,796

Energy - 4.4%

ChampionX Corp.	165,498	4,834,197

Magnolia Oil & Gas Corp., Class A	422,889	9,003,307

Matador Resources Co.	218,634	12,431,529

Patterson-UTI Energy, Inc.	206,944	2,234,995

Total Energy		28,504,028

Financials - 16.2%

Ameris Bancorp	171,780	9,112,929

AMERISAFE, Inc.	93,685	4,382,584

Cathay General Bancorp	165,340	7,369,204

Cohen & Steers, Inc.[1]	126,124	9,551,371

Flywire Corp.*	387,237	8,964,537

Glacier Bancorp, Inc.	133,092	5,499,361

Horace Mann Educators Corp.	229,815	7,514,950

Houlihan Lokey, Inc.	76,204	9,137,622

Independent Bank Corp.	92,564	6,091,637

OceanFirst Financial Corp.	352,295	6,115,841

Pacific Premier Bancorp, Inc.	276,783	8,057,153

Seacoast Banking Corp. of Florida	268,572	7,643,559

Stifel Financial Corp.	138,217	9,557,706

UMB Financial Corp.	55,000	4,595,250

Total Financials		103,593,704

	Shares	Value

Health Care - 17.2%

Arcutis Biotherapeutics, Inc.*	338,381	$1,092,971

Artivion, Inc.*	233,943	4,182,901

AtriCure, Inc.*	156,909	5,600,082

Azenta, Inc.*	90,584	5,900,642

BioCryst Pharmaceuticals, Inc.*	341,024	2,042,734

CryoPort, Inc.*,1	128,417	1,989,179

Globus Medical, Inc., Class A*	147,942	7,883,829

Halozyme Therapeutics, Inc.*	208,179	7,694,296

HealthEquity, Inc.*	138,878	9,207,611

ICU Medical, Inc.*	30,265	3,018,631

Insmed, Inc.*	162,863	5,047,124

Integra LifeSciences Holdings Corp.*	119,865	5,220,121

Intra-Cellular Therapies, Inc.*	129,579	9,280,448

Medpace Holdings, Inc.*	37,391	11,461,463

Phreesia, Inc.*	292,061	6,761,212

Progyny, Inc.*	149,613	5,562,611

Supernus Pharmaceuticals, Inc.*	237,168	6,863,642

US Physical Therapy, Inc.	59,441	5,536,335

Veracyte, Inc.*	223,656	6,152,777

Total Health Care		110,498,609

Industrials - 18.5%

Alamo Group, Inc.	50,881	10,694,677

Allegiant Travel Co.	37,517	3,099,279

CBIZ, Inc.*	155,811	9,752,211

Chart Industries, Inc.*,1	44,070	6,008,063

Ducommun, Inc.*	63,417	3,301,489

Heartland Express, Inc.	153,339	2,186,614

ICF International, Inc.	65,209	8,743,875

ITT, Inc.	77,066	9,195,515

Paycor HCM, Inc.*	311,685	6,729,279

Primoris Services Corp.	269,791	8,959,759

RBC Bearings, Inc.*	44,709	12,737,147

Shoals Technologies Group, Inc., Class A*	332,567	5,168,091

SPX Technologies, Inc.*	130,085	13,139,886

Terex Corp.	122,987	7,066,833

UFP Industries, Inc.	94,741	11,894,733

Total Industrials		118,677,451

Information Technology - 13.0%

Allegro MicroSystems, Inc.*	214,263	6,485,741

Appfolio, Inc., Class A*	54,972	9,523,349

The Descartes Systems Group, Inc. (Canada)*	114,038	9,586,034

Endava PLC, Sponsored ADR (United Kingdom)*	89,019	6,930,129

The accompanying notes are an integral part of these financial statements.

7

AMG GW&K Small Cap Core Fund Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 13.0%
(continued)

Intapp, Inc.*,1	220,306	$8,376,034

MACOM Technology Solutions Holdings, Inc.*	119,723	11,128,253

Novanta, Inc.*	70,613	11,891,936

Rapid7, Inc.*	91,963	5,251,087

Silicon Laboratories, Inc.*	51,383	6,796,430

Viavi Solutions, Inc.*	722,159	7,272,141

Total Information Technology		83,241,134

Materials - 6.0%

Avient Corp.	277,293	11,527,070

Balchem Corp.	57,203	8,508,946

Minerals Technologies, Inc.	122,847	8,760,220

Silgan Holdings, Inc.	208,354	9,428,018

Total Materials		38,224,254

Real Estate - 5.3%

Agree Realty Corp., REIT	101,393	6,382,689

National Health Investors, Inc., REIT	86,016	4,803,993

Ryman Hospitality Properties, Inc., REIT	97,877	10,772,343

STAG Industrial, Inc., REIT	310,922	12,206,798

Total Real Estate		34,165,823

Utilities - 2.2%

IDACORP, Inc.	64,930	6,383,917

Northwestern Energy Group, Inc.	149,247	7,595,180

Total Utilities		13,979,097

Total Common Stocks
(Cost $474,239,143)		633,469,122

	Principal Amount	Value
Short-Term Investments - 1.2%

Joint Repurchase Agreements - 0.3%[2]

Daiwa Capital Markets America, dated 12/29/23, due 01/02/24, 5.380% total to be received $795,438 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 7.500%, 03/22/24 -01/01/54, totaling $810,960)	$794,963	$794,963

RBC Dominion Securities, Inc., dated 12/29/23, due 01/02/24, 5.340% total to be received $1,000,593 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 7.500%, 01/15/24 -12/01/53, totaling $1,020,000)	1,000,000	1,000,000

Total Joint Repurchase Agreements		1,794,963

Repurchase Agreements - 0.9%

Fixed Income Clearing Corp., dated 12/29/23 due 01/02/24, 5.150% total to be received $2,328,332 (collateralized by a U.S. Treasury, 0.125%, 01/15/32, totaling $2,373,602)	2,327,000	2,327,000

Fixed Income Clearing Corp., dated 12/29/23, due 01/02/24, 5.150% total to be received $3,389,939 (collateralized by a U.S. Treasury, 4.125%, 09/30/27, totaling $3,455,767)	3,388,000	3,388,000

Total Repurchase Agreements		5,715,000

Total Short-Term Investments
(Cost $7,509,963)		7,509,963

Total Investments - 100.0%
(Cost $481,749,106)		640,979,085

Other Assets, less Liabilities - 0.0%#		(263,811)

Net Assets - 100.0%		$640,715,274

*	Non-income producing security.

#	Less than (0.05)%.
[1]

Some of these securities, amounting to $10,123,784 or 1.6% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

8

AMG GW&K Small Cap Core Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2023:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks†	$633,469,122	—	—	$633,469,122

Short-Term Investments

Joint Repurchase Agreements	—	$1,794,963	—	1,794,963

Repurchase Agreements	—	5,715,000	—	5,715,000

Total Investments in Securities	$633,469,122	$7,509,963	—	$640,979,085

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2023, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

9

AMG GW&K Small Cap Value Fund Portfolio Manager’s Comments (unaudited)

For the fiscal year ended December 31, 2023, AMG GW&K Small Cap Value Fund (the “Fund”) Class N shares returned 17.43%, compared to a 14.65% return for the Russell 2000® Value Index (the “Index”), the Fund’s benchmark.

If we are anything alike, you are hoping the words “pivot” and “landing” are retired from the financial lexicon in 2024. The past year has been ALL about the macro and the U.S Federal Reserve’s (the “Fed”) activities. Will they keep raising, stay higher for longer, or could they pause? By the time we reached December, investors pivoted to arguing about how many rate cuts were coming. Market participants shifted their views of economic conditions in 2023 as many times as Sam Bankman-Fried was convicted for fraud. Hard landing, soft landing, no landing. Bulls continuously thought there would be no recession and a pivot was just around the corner. Bears figured either the Fed’s rapid interest-rate increase would break something, causing earnings estimates to fall, or stickier inflation would keep the Fed firm.

For now, it appears the bulls were correct. However, given the rapid change in perspectives during 2023, investors assuming the bulls get the last word might also be shocked when a Barbie movie sequel or spinoff is announced. In fact, it is possible the Oppenheimer-Barbie cinematic linkage is the best example of 2023 markets you can find: two polar opposite experiences, improbably embraced simultaneously and relatedly. Inflation, higher interest rates, a banking crisis, and higher for longer in one theater, while the other audience watches a resilient economy, peaking monetary policy, and a bull market for financial assets. Stock investors were especially rewarded to finish out the year, this time even those owning U.S. small caps. The bulls emerge victorious for now, but keep watch for changes to the outlook and the release of a Ken movie prequel.

Focusing on the broader small cap market, the Russell 2000® Index jumped 14.0% in the fourth quarter to finish the year with an impressive 16.9% return. Sector leadership came from consumer discretionary, industrials, and information technology. Lagging performance came especially from utilities, while health care, communication services, and consumer staples delivered less than half of the Russell 2000® Index return.

Housing-related industries were up well over 50% and some extraordinary individual stocks drove high returns in technology hardware, software, and construction & engineering. Banks were just below flat on the year, and joined broadline retail, communications equipment, and health care technology among the worst-performing industries.

Compared to the Russell 2000 Value Index, our relative outperformance was driven by both strong stock selection and favorable sector allocation. Our strongest sectors were Health Care, Financials, Industrials, and Consumer Staples. In Health Care, performance benefited from both allocation and stock selection. Our underweight position in biotech helped performance, and was boosted by solid returns from several names, including Tenet Healthcare, NeoGenomics, Integer Holdings, and Albireo Pharma.

Similarly, in financials both sector allocation (a slight underweight), and stock selection drove relative performance. Industrials benefited most from our overweight in construction & engineering, with strong selection across the sector. In Consumer Staples, our two holdings, Hostess Brands and Central Garden & Pet, outperformed by a wide margin, helped by the acquisition of Hostess by J.M. Smucker. The utilities and materials sectors also produced relative outperformance.

Other sectors worth mentioning in brief include real estate and information technology on the negative side of the ledger. Poor stock selection drove relative performance in real estate as several of our long-term holdings suffered from the impact of rising interest rates. In information technology, our biggest headwind was our lack of exposure in software, an industry that was up 58.4% for the year.

As we look forward into 2024, we are hopeful for a shift in the investing environment. Instead of pivots and landings or bitcoin and artificial intelligence (AI) vaporware, we would prefer to focus on near- and intermediate-term earnings and cash-flow generation potential. While the market was hypersensitive to macro outcomes in 2023, consistent and sustainable earnings growth was often not the driving factor for returns. There are lessons to be learned from our stock selection, and we will study those and use them to improve our analytical thinking and investment process. We continue to believe consistent and sustainable growers will outperform the benchmark over long periods, as investors tire of rebound trades and other short-term infatuations.

We think it is a mistake to assume the outcome of this economic cycle is decided. The yield curve remains inverted, and the resilient economy has of late been partially supported by fiscal stimulus. It is uncertain if we will be able to avoid a recession over the next 12 months. As we enter 2024, we’re hoping it is the year where stock-specific fundamentals and small cap stocks trump the macro.

The views expressed represent the opinions of GW&K Investment Management, LLC as of December 31, 2023, and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

10

AMG GW&K Small Cap Value Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Small Cap Value Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K Small Cap Value Fund’s Class N shares on December 31, 2013, to a $10,000 investment made in the Russell 2000® Value Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Small Cap Value Fund and the Russell 2000® Value Index for the same time periods ended December 31, 2023.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date

AMG GW&K Small Cap Value Fund[2,3,4,5,6,7,8,9,10]

Class N	17.43%	11.92%	6.22%	11.11%	04/23/87

Class I	17.73%	12.14%	—	6.61%	02/24/17

Class Z	17.77%	12.20%	—	6.67%	02/24/17

Russell 2000® Value Index[11]	14.65%	10.00%	6.76%	—	—

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at wealth.amg.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2023. All returns are in U.S. Dollars ($).

[2] As of December 4, 2020, the Fund’s Subadviser was changed to GW&K Investment Management, LLC. Prior to December 4, 2020, the Fund was known as the AMG Managers Skyline Special Equities Fund, and had different principal investment strategies and corresponding risks. Performance shown for periods prior to December 4, 2020 reflects the performance and investment strategies of the Fund’s previous Subadviser, Skyline Asset Management, L.P. The Fund’s past performance would have been different if the Fund were managed by the current Subadviser and strategy, and the Fund’s prior performance record might be less pertinent for investors considering whether to purchase shares of the Fund.

[3] From time to time, the Fund’s Investment Manager has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[4] Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics, or in response to events that affect particular industries or companies.

[5] The stocks of small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[6] Value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[7] Because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.

[8] The Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.

[9] Investments in the Fund may be subject to many of the same risks as a direct investment in real estate. The stock prices of companies in the real estate industry, including real estate investment trusts (“REITs”), are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, as well as the management skill and creditworthiness of the issuer. REITs also depend generally on their ability to generate cash flow to make distributions to shareholders or

11

AMG GW&K Small Cap Value Fund Portfolio Manager’s Comments (continued)

   unitholders and are subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended.

[10] Issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[11] The Russell 2000® Value Index is an unmanaged, market-value weighted, value-oriented index comprised of small stocks that have relatively low price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 2000® Value Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies. Not FDIC insured, nor bank guaranteed. May lose value.

12

AMG GW&K Small Cap Value Fund Fund Snapshots (unaudited) December 31, 2023

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Financials	28.6

Industrials	15.4

Consumer Discretionary	12.3

Real Estate	10.0

Energy	8.9

Health Care	8.4

Information Technology	4.6

Materials	4.4

Utilities	3.1

Consumer Staples	2.0

Communication Services	1.4

Short-Term Investments	1.2

Other Assets, less Liabilities	(0.3)

TOP TEN HOLDINGS

Security Name	% of Net Assets

Group 1 Automotive, Inc.	2.4

Federal Agricultural Mortgage Corp., Class C	2.3

Selective Insurance Group, Inc.	2.2

Comfort Systems USA, Inc.	2.2

CBIZ, Inc.	2.2

Walker & Dunlop, Inc.	2.1

Piper Sandler Cos.	2.1

Orion, S.A.	2.0

Central Garden & Pet Co.	2.0

PJT Partners, Inc., Class A	1.8

Top Ten as a Group	21.3

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

13

AMG GW&K Small Cap Value Fund Schedule of Portfolio Investments December 31, 2023

	Shares	Value

Common Stocks - 99.1%

Communication Services - 1.4%

IMAX Corp. (Canada)*	138,360	$2,078,167

Ziff Davis, Inc.*	22,549	1,515,068

Total Communication Services		3,593,235

Consumer Discretionary - 12.3%

Academy Sports & Outdoors, Inc.	59,621	3,934,986

BJ’s Restaurants, Inc.*	55,100	1,984,151

Boot Barn Holdings, Inc.*	60,619	4,653,115

First Watch Restaurant Group, Inc.*	233,901	4,701,410

Group 1 Automotive, Inc.	19,937	6,075,601

Helen of Troy, Ltd.*	22,125	2,672,921

Topgolf Callaway Brands Corp.*	139,299	1,997,548

Tri Pointe Homes, Inc.*	78,500	2,778,900

Worthington Enterprises, Inc.[1]	48,973	2,818,396

Total Consumer Discretionary		31,617,028

Consumer Staples - 2.0%

Central Garden & Pet Co.*,1	101,330	5,077,646

Energy - 8.9%

California Resources Corp.	39,335	2,150,838

Chord Energy Corp.	23,026	3,827,612

Crescent Energy Co., Class A1	170,520	2,252,569

Magnolia Oil & Gas Corp., Class A	135,130	2,876,918

Matador Resources Co.	57,756	3,284,006

Northern Oil and Gas, Inc.[1]	70,220	2,603,055

Permian Resources Corp.	325,793	4,430,785

Solaris Oilfield Infrastructure, Inc., Class A	197,190	1,569,632

Total Energy		22,995,415

Financials - 28.6%

Ameris Bancorp	80,054	4,246,865

Atlantic Union Bankshares Corp.	116,294	4,249,383

Cathay General Bancorp	75,122	3,348,188

City Holding Co.	33,366	3,678,935

Community Bank System, Inc.	54,395	2,834,523

Enterprise Financial Services Corp.	52,030	2,323,140

Federal Agricultural Mortgage Corp., Class C	30,667	5,864,144

First Financial Bancorp	121,829	2,893,439

First Interstate BancSystem, Inc., Class A	114,430	3,518,722

Glacier Bancorp, Inc.[1]	56,260	2,324,663

International Bancshares Corp.	74,848	4,065,743

OceanFirst Financial Corp.	129,553	2,249,040

Pacific Premier Bancorp, Inc.	92,274	2,686,096

Piper Sandler Cos.	30,549	5,342,104

	Shares	Value

PJT Partners, Inc., Class A1	46,851	$4,772,711

Seacoast Banking Corp. of Florida	80,102	2,279,703

Selective Insurance Group, Inc.	58,415	5,811,124

Stifel Financial Corp.	55,442	3,833,814

Walker & Dunlop, Inc.	48,718	5,408,185

WesBanco, Inc.	63,078	1,978,757

Total Financials		73,709,279

Health Care - 8.4%

BioCryst Pharmaceuticals, Inc.*	250,010	1,497,560

Integer Holdings Corp.*	46,176	4,575,118

Ligand Pharmaceuticals, Inc.*	49,825	3,558,502

NeoGenomics, Inc.*	212,308	3,435,143

OmniAb, Inc.*,2,3	10,502	0

OmniAb, Inc.*,2,3	10,502	0

Paragon 28, Inc.*	248,742	3,091,863

Supernus Pharmaceuticals, Inc.*	103,046	2,982,151

Ultragenyx Pharmaceutical, Inc.*	53,944	2,579,602

Total Health Care		21,719,939

Industrials - 15.4%

Atkore, Inc.*	27,211	4,353,760

CBIZ, Inc.*	88,947	5,567,193

Columbus McKinnon Corp.	91,447	3,568,262

Comfort Systems USA, Inc.	27,781	5,713,718

Herc Holdings, Inc.	19,176	2,855,115

Hillenbrand, Inc.	60,296	2,885,163

ICF International, Inc.	14,607	1,958,653

Primoris Services Corp.	110,220	3,660,406

Terex Corp.	76,265	4,382,187

UFP Industries, Inc.	37,194	4,669,707

Total Industrials		39,614,164

Information Technology - 4.6%

Endava PLC, Sponsored ADR (United Kingdom)*	50,107	3,900,830

Power Integrations, Inc.	31,205	2,562,243

Silicon Laboratories, Inc.*	25,713	3,401,059

Viavi Solutions, Inc.*	202,350	2,037,664

Total Information Technology		11,901,796

Materials - 4.4%

Minerals Technologies, Inc.	38,987	2,780,163

Orion, S.A.	186,576	5,173,752

Schnitzer Steel Industries, Inc., Class A	61,985	1,869,468

Worthington Steel, Inc.*,1	48,973	1,376,141

Total Materials		11,199,524

The accompanying notes are an integral part of these financial statements.

14

AMG GW&K Small Cap Value Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Real Estate - 10.0%

Acadia Realty Trust, REIT	123,030	$2,090,280

Agree Realty Corp., REIT	44,330	2,790,574

Four Corners Property Trust, Inc., REIT [1]	135,268	3,422,280

Getty Realty Corp., REIT	111,617	3,261,449

Independence Realty Trust, Inc., REIT	289,397	4,427,774

LXP Industrial Trust, REIT	158,624	1,573,550

Plymouth Industrial REIT, Inc.	107,330	2,583,433

STAG Industrial, Inc., REIT	84,920	3,333,959

Xenia Hotels & Resorts, Inc., REIT	170,671	2,324,539

Total Real Estate		25,807,838

Utilities - 3.1%

IDACORP, Inc.	33,552	3,298,833

Northwestern Energy Group, Inc.	47,853	2,435,239

Southwest Gas Holdings, Inc.	36,798	2,331,153

Total Utilities		8,065,225

Total Common Stocks
(Cost $195,571,246)		255,301,089

	Principal Amount

Short-Term Investments - 1.2%

Joint Repurchase Agreements - 0.4%[4]

Daiwa Capital Markets America, dated 12/29/23, due 01/02/24, 5.380% total to be received $78,423 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 7.500%, 03/22/24 -01/01/54, totaling $79,953)	$78,376	78,376

	Principal Amount	Value

RBC Dominion Securities, Inc., dated 12/29/23, due 01/02/24, 5.340% total to be received $1,000,593 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 7.500%, 01/15/24 -12/01/53, totaling $1,020,000)	$1,000,000	$1,000,000

Total Joint Repurchase Agreements		1,078,376

Repurchase Agreements - 0.8%

Fixed Income Clearing Corp., dated 12/29/23 due 01/02/24, 5.150% total to be received $2,066,182 (collateralized by a U.S. Treasury, 4.125%, 09/30/27, totaling $2,106,360)	2,065,000	2,065,000

Total Short-Term Investments
(Cost $3,143,376)		3,143,376

Total Investments - 100.3%
(Cost $198,714,622)		258,444,465

Other Assets, less Liabilities - (0.3)%		(845,701)

Net Assets - 100.0%		$257,598,764

*	Non-income producing security.

[1]

Some of these securities, amounting to $17,250,209 or 6.7% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Security’s value was determined by using significant unobservable inputs.

[3]

These securities are restricted and are not available for re-sale. Ligand Pharmaceuticals, Inc. (“Ligand”) completed a spin-off of OmniAb, Inc on November 2, 2022. Ligand shareholders received new holdings of OmniAb earn-out shares. The market value of earn-out shares was $0 on the date of the spin-off. At December 31, 2023, for each holding of OmniAb earn-out shares, the cost was $19,190 and the market value of each was $0, which represents 0% of net assets..

[4]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

15

AMG GW&K Small Cap Value Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2023:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks

Financials	$73,709,279	—	—	$73,709,279

Industrials	39,614,164	—	—	39,614,164

Consumer Discretionary	31,617,028	—	—	31,617,028

Real Estate	25,807,838	—	—	25,807,838

Energy	22,995,415	—	—	22,995,415

Health Care	21,719,939	—	$0	21,719,939

Information Technology	11,901,796	—	—	11,901,796

Materials	11,199,524	—	—	11,199,524

Utilities	8,065,225	—	—	8,065,225

Consumer Staples	5,077,646	—	—	5,077,646

Communication Services	3,593,235	—	—	3,593,235

Short-Term Investments

Joint Repurchase Agreements	—	$1,078,376	—	1,078,376

Repurchase Agreements	—	2,065,000	—	2,065,000

Total Investments in Securities	$255,301,089	$3,143,376	$0	$258,444,465

The Level 3 common stocks were received as a result of a corporate action. The security’s value was determined by using significant unobservable inputs. For the current period ended December 31, 2023, the change in unrealized depreciation was $0.

For the fiscal year ended December 31, 2023, there were no transfers in or out of Level 3. The Fund did not have any purchases and sales of Level 3 securities for the same period.

The accompanying notes are an integral part of these financial statements.

16

AMG GW&K Small/Mid Cap Core Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2023, AMG GW&K Small/Mid Cap Core Fund (the “Fund”) Class I shares returned 14.76%, compared to the Fund’s benchmark, the Russell 2500® Index (the “Index”), which returned 17.42%.

If we are anything alike, you are hoping the words “pivot” and “landing” are retired from the financial lexicon in 2024. The past year has been ALL about the macro and the U.S Federal Reserve’s (the “Fed”) activities. Will they keep raising, stay higher for longer, or could they pause? By the time we reached December, investors pivoted to arguing about how many rate cuts were coming. Market participants shifted their views of economic conditions in 2023 as many times as Sam Bankman-Fried was convicted for fraud. Hard landing, soft landing, no landing. Bulls continuously thought there would be no recession and a pivot was just around the corner. Bears figured either the Fed’s rapid interest-rate increase would break something, causing earnings estimates to fall, or stickier inflation would keep the Fed firm.

For now, it appears the bulls were correct. However, given the rapid change in perspectives during 2023, investors assuming the bulls get the last word might also be shocked when a Barbie movie sequel or spinoff is announced. In fact, it is possible the Oppenheimer-Barbie cinematic linkage is the best example of 2023 markets you can find: two polar opposite experiences, improbably embraced simultaneously and relatedly. Inflation, higher interest rates, a banking crisis, and higher for longer in one theater, while the other audience watches a resilient economy, peaking monetary policy, and a bull market for financial assets. Stock investors were especially rewarded as the year came to a close, this time even those owning US small/mid (smid) caps. The bulls emerge victorious for now but keep watch for changes to the outlook and the release of a Ken movie prequel.

During the year, sector leadership in the Index came from information technology, industrials, and consumer discretionary. Lagging performance came especially from utilities, while health care and energy offered only modest positive returns. Housing-related industries were up close to 60%, and some extraordinary individual stocks drove high returns in technology hardware, personal care, and beverages. Banks were just below flat on the year and joined health care equipment/supplies and communications equipment among the negative performers. Among factor details, the lowest-beta quintile of the benchmark was ignored in the rally, increasing just 6.5%. Other factor oddities included the 25.0% return from the lowest-valuation quintile and languishing returns from the middle Return-on-Equity (ROE) group (+12.6%).

Stepping back, it appears our lower risk profile and lack of exposure in areas such as biotech, unprofitable software, and housing or building products played a factor, in addition to stock selection. We were too cautiously positioned relative to the benchmark in areas such as housing and related construction materials and services, missed some critical one-off big winners, and suffered selection challenges which could not be overcome. The macro centric backdrop certainly played a role. By sector, Health Care suffered the majority of our deficit, although it is still our best performer over three years. We missed several benchmark names with truly epic price appreciation, which cost us in addition to our biotech underweight. Performance issues in the Financials sector were mostly due to our selection in banks. Our holdings were hit hard during the March banking crisis, with Signature Bank taken over by New York state regulators and Western Alliance doing everything they could not to follow that pathway. We sold Western Alliance and replaced it with other banking exposure, but the impact of both stocks was nearly 150 bps, a portion of which was earned back elsewhere in the sector. Finally, consumer staples was hurt by a drop in Lancaster Colony due to disappointing margin performance and BJ’s Wholesale, which grew earnings but saw its multiple degrade to generate a flat stock on the year. In the plus column, information technology benefited from broadly excellent stock selection in software. Outperformance was all the more remarkable given investor obsession with a host of bitcoin and artificial intelligence (AI) related stocks. Totaling the impact of just six of these stocks created a headwind of 40 bps given their size and triple-digit returns. The materials sector was also additive.

As we look forward into 2024, we are hopeful for a shift within the investing environment. Instead of pivots and landings or bitcoin and AI vaporware, we would prefer to focus on near- and intermediate-term earnings and cash-flow generation potential. While the market was hypersensitive to macro outcomes in 2023, consistent and sustainable earnings growth was often not the driving factor for returns. There are lessons to be learned from our stock selection, and we will study those and use them to improve our analytical thinking and investment process. We continue to believe consistent and sustainable growers will outperform the benchmark over long periods, as investors tire with rebound trades and other short-term infatuations.

We think it is a mistake to assume the outcome of this economic cycle is decided. The yield curve remains inverted, and the resilient economy has of late been partially supported by fiscal stimulus. It is uncertain if we will be able to avoid a recession over the next 12 months. As we enter 2024, we’re hoping it is the year where stock-specific fundamentals and small cap stocks trump the macro.

The views expressed represent the opinions of GW&K Investment Management, LLC as of December 31, 2023, and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

17

AMG GW&K Small/Mid Cap Core Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Small/Mid Cap Core Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K Small/Mid Cap Core Fund’s Class I shares on June 30, 2015, to a $10,000 investment made in the Russell 2500® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Small/Mid Cap Core Fund and the Russell 2500® Index for the same time periods ended December 31, 2023.

Average Annual Total Returns[1]	One Year	Five Years	Since Inception	Inception Date

AMG GW&K Small/Mid Cap Core Fund[2,3,4,5,6,7,8]

Class N	14.51%	13.62%	9.80%	02/24/17

Class I	14.76%	13.84%	8.41%	06/30/15

Class Z	14.78%	13.90%	10.07%	02/24/17

Russell 2500® Index[9]	17.42%	11.67%	8.42%	06/30/15	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at wealth.amg.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2023. All returns are in U.S. Dollars ($).

[2] From time to time, the Fund’s Investment Manager has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3] Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics, or in response to events that affect particular industries or companies.

[4] The prices of equity securities of companies that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to market movements because the prices tend to reflect future investor expectations rather than just current profits.

[5] Value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[6] Because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.

[7] The Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.

[8] The stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[9] The Russell 2500® Index is composed of the 2,500 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small/mid cap stock performance. Unlike the Fund, the Russell 2500® Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

18

AMG GW&K Small/Mid Cap Core Fund Fund Snapshots (unaudited) December 31, 2023

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Industrials	23.4

Health Care	14.7

Information Technology	14.6

Consumer Discretionary	13.9

Financials	11.4

Materials	6.7

Real Estate	5.3

Consumer Staples	4.6

Energy	3.6

Utilities	2.0

Short-Term Investments	1.4

Other Assets, less Liabilities	(1.6)

TOP TEN HOLDINGS

Security Name	% of Net Assets

RBC Bearings, Inc.	2.0

CyberArk Software, Ltd. (Israel)	1.9

Texas Roadhouse, Inc.	1.8

BJ’s Wholesale Club Holdings, Inc.	1.8

Voya Financial, Inc.	1.8

Comfort Systems USA, Inc.	1.8

Booz Allen Hamilton Holding Corp.	1.8

Cavco Industries, Inc.	1.8

Nordson Corp.	1.8

Globant SA (Uruguay)	1.7

Top Ten as a Group	18.2

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

19

AMG GW&K Small/Mid Cap Core Fund Schedule of Portfolio Investments December 31, 2023

	Shares	Value

Common Stocks - 100.2%

Consumer Discretionary - 13.9%

Bright Horizons Family Solutions, Inc.*,1	83,246	$7,845,103

Burlington Stores, Inc.*	40,115	7,801,565

Carter’s, Inc.	46,759	3,501,781

Cavco Industries, Inc.*	35,570	12,329,273

Dorman Products, Inc.*	78,107	6,514,905

Five Below, Inc.*	46,178	9,843,302

Gentherm, Inc.*	88,679	4,643,232

Grand Canyon Education, Inc.*	42,567	5,620,547

Krispy Kreme, Inc.[1]	197,240	2,976,352

Lithia Motors, Inc.	35,001	11,525,129

Polaris, Inc.[1]	67,101	6,359,162

Texas Roadhouse, Inc.	104,513	12,774,624

Vail Resorts, Inc.	24,397	5,208,028

Total Consumer Discretionary		96,943,003

Consumer Staples - 4.6%

BJ’s Wholesale Club Holdings, Inc.*	191,548	12,768,590

Lancaster Colony Corp.	45,974	7,649,614

Performance Food Group Co.*	167,261	11,566,098

Total Consumer Staples		31,984,302

Energy - 3.6%

ChampionX Corp.	133,691	3,905,114

Magnolia Oil & Gas Corp., Class A	272,876	5,809,530

Matador Resources Co.	114,281	6,498,018

Ovintiv, Inc.	118,080	5,186,073

SM Energy Co.	96,186	3,724,322

Total Energy		25,123,057

Financials - 11.4%

Atlantic Union Bankshares Corp.	195,181	7,131,914

Glacier Bancorp, Inc.	130,065	5,374,286

Kinsale Capital Group, Inc.	33,862	11,340,722

MarketAxess Holdings, Inc.	19,332	5,661,376

Pinnacle Financial Partners, Inc.	130,089	11,346,363

Piper Sandler Cos.	61,778	10,803,119

Stifel Financial Corp.	98,598	6,818,052

Voya Financial, Inc.	172,118	12,557,729

Wintrust Financial Corp.	87,854	8,148,458

Total Financials		79,182,019

Health Care - 14.7%

Acadia Healthcare Co., Inc.*	96,855	7,531,445

Azenta, Inc.*	135,592	8,832,463

Bio-Rad Laboratories, Inc., Class A*	22,266	7,189,469

	Shares	Value

Catalent, Inc.*	88,067	$3,956,850

Globus Medical, Inc., Class A*	153,656	8,188,328

Halozyme Therapeutics, Inc.*	167,670	6,197,083

Hologic, Inc.*	101,759	7,270,681

Integer Holdings Corp.*	97,690	9,679,125

Intra-Cellular Therapies, Inc.*	139,882	10,018,349

Jazz Pharmaceuticals PLC*	63,671	7,831,533

Molina Healthcare, Inc.*	10,991	3,971,158

Neurocrine Biosciences, Inc.*	80,879	10,656,617

Tandem Diabetes Care, Inc.*,1	207,853	6,148,292

Vericel Corp.*	131,497	4,682,608

Total Health Care		102,154,001

Industrials - 23.4%

Atkore, Inc.*	62,254	9,960,640

Booz Allen Hamilton Holding Corp.	97,082	12,417,759

Chart Industries, Inc.*,1	30,628	4,175,515

Columbus McKinnon Corp.	152,243	5,940,522

Comfort Systems USA, Inc.	60,570	12,457,432

Exponent, Inc.	79,173	6,970,391

Federal Signal Corp.	132,079	10,135,742

Gates Industrial Corp. PLC*	537,651	7,215,276

Gibraltar Industries, Inc.*	103,161	8,147,656

Hexcel Corp.	117,453	8,662,159

IDEX Corp.	43,505	9,445,370

ITT, Inc.	76,937	9,180,123

Lincoln Electric Holdings, Inc.	46,531	10,118,631

Nordson Corp.	46,571	12,302,195

Paylocity Holding Corp.*	52,343	8,628,744

RBC Bearings, Inc.*,1	48,817	13,907,475

Schneider National, Inc., Class B	216,377	5,506,795

The Toro Co.	82,342	7,904,009

Total Industrials		163,076,434

Information Technology - 14.6%

CCC Intelligent Solutions Holdings, Inc.*	722,419	8,228,352

Cognex Corp.	228,107	9,521,186

CyberArk Software, Ltd. (Israel)*	61,711	13,517,795

Entegris, Inc.	98,833	11,842,170

Globant SA (Uruguay)*	50,828	12,096,047

MACOM Technology Solutions Holdings, Inc.*	78,849	7,329,015

Manhattan Associates, Inc.*	52,091	11,216,234

Procore Technologies, Inc.*	114,100	7,898,002

Rapid7, Inc.*	96,866	5,531,049

Silicon Laboratories, Inc.*	53,782	7,113,745

The accompanying notes are an integral part of these financial statements.

20

AMG GW&K Small/Mid Cap Core Fund Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 14.6% (continued)

Zebra Technologies Corp., Class A*	27,047	$7,392,757

Total Information Technology		101,686,352

Materials - 6.7%

AptarGroup, Inc.	39,428	4,874,089

Eagle Materials, Inc.	57,818	11,727,803

Element Solutions, Inc.	438,743	10,152,513

Quaker Chemical Corp.	48,637	10,380,109

RPM International, Inc.	87,750	9,795,532

Total Materials		46,930,046

Real Estate - 5.3%

Agree Realty Corp., REIT	105,078	6,614,660

Easterly Government Properties, Inc., REIT [1]	417,062	5,605,313

EastGroup Properties, Inc., REIT	42,168	7,739,515

National Storage Affiliates Trust, REIT	122,629	5,085,425

Physicians Realty Trust, REIT	263,427	3,506,213

Sun Communities, Inc., REIT	63,469	8,482,632

Total Real Estate		37,033,758

Utilities - 2.0%

IDACORP, Inc.	75,009	7,374,885

Portland General Electric Co.	157,274	6,816,255

Total Utilities		14,191,140

Total Common Stocks
(Cost $580,215,613)		698,304,112

	Principal Amount	Value

Short-Term Investments - 1.4%

Joint Repurchase Agreements - 0.0%#,2

RBC Dominion Securities, Inc., dated 12/29/23, due 01/02/24, 5.340% total to be received $38,408 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 7.500%, 01/15/24 -12/01/53, totaling $39,153)	$38,385	$38,385

Repurchase Agreements - 1.4%

Fixed Income Clearing Corp., dated 12/29/23 due 01/02/24, 5.150% total to be received $1,203,688 (collateralized by a U.S. Treasury, 0.125%, 01/15/32, totaling $1,227,142)	1,203,000	1,203,000

Fixed Income Clearing Corp., dated 12/29/23, due 01/02/24, 5.150% total to be received $8,469,844 (collateralized by a U.S. Treasury, 4.125%, 09/30/27, totaling $8,634,337)	8,465,000	8,465,000

Total Repurchase Agreements		9,668,000

Total Short-Term Investments
(Cost $9,706,385)		9,706,385

Total Investments - 101.6%
(Cost $589,921,998)		708,010,497

Other Assets, less Liabilities - (1.6)%		(11,097,449)

Net Assets - 100.0%		$696,913,048

*	Non-income producing security.

#	Less than 0.05%.

[1]

Some of these securities, amounting to $18,547,638 or 2.7% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

REIT	Real Estate Investment Trust

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2023:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks†	$698,304,112	—	—	$698,304,112

Short-Term Investments

Joint Repurchase Agreements	—	$38,385	—	38,385

Repurchase Agreements	—	9,668,000	—	9,668,000

Total Investments in Securities	$698,304,112	$9,706,385	—	$708,010,497

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2023, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

21

AMG GW&K Global Allocation Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2023, AMG GW&K Global Allocation Fund (the “Fund”) Class N shares returned 5.35%, compared to the 15.48% return for its blended benchmark which consists of 60% the MSCI All Country World (ACWI) Index (“MSCI ACWI Index”) and 40% the Bloomberg Global Aggregate Bond Index.

The Board of Trustees of AMG Funds II has approved to liquidate and close the Fund on February 9, 2024. Therefore, the Fund liquidated all of its investment positions during December 2023.

ASSET ALLOCATION

The asset allocation framework for the Fund favored equities over fixed income in 2023. In the fourth quarter, the equity/fixed income asset allocation stood at 60%/40%, where it has remained since early 2023. For the full year, the 60% MSCI ACWI Index/40% Bloomberg Global Aggregate Index gained 15.5% with more than one half of the benchmark’s gain coming in the final quarter. The Fund’s modest tilt toward equities reflected our judgment that global equities should outperform global fixed income over the coming quarters, albeit with significant volatility along the way.

The tilt toward equities is based on both quantitative and qualitative judgments. First, relative asset-class valuations continue to support a significant allocation to equities, despite the rise in most developed market government bond yields since 2021. Second, we expect the global economy to continue to expand for the next several years, although recession risks are significant for both the U.S. and Europe. Inflation moderated significantly in 2023, which should permit many central banks to cut interest rates over the coming year. The U.S. Federal Reserve (the “Fed“) has projected that it will cut the upper range of the federal funds rate to 4.75% by the end of 2024 compared to its 5.5% level at the end of 2023. Except for the Bank of Japan, most other major central banks are also expected to cut rates in response to easing inflation.

Expectations for moderating inflation and lower rates provided favorable tailwinds to global equity and bond markets last year. That said, recession risks in many nations remain elevated based on the lagged effects of monetary tightening since 2021. Fortunately, easing inflation and improving financial conditions have raised the odds that global economic growth will continue in 2024, albeit with sluggish growth widely expected for developed market (DM) economies in the first half of the year.

Emerging market (EM) economies are also expected to post solid growth in 2024 based on broad-based monetary easing. In the case of China, active support from fiscal policy is also expected. In short, we remain cautiously optimistic that the global economy has sufficient momentum to continue to expand despite higher rates and that a positive tailwind of corporate earnings growth should still favor equities over fixed income.

A key valuation metric for global equities is the Long-term Earnings Yield of the MSCI ACWI Index. That stood at 5.0% at the end of 2023 and is based on the inverse of the corresponding Shiller PE ratio of 20 times. By way of comparison, the Long-term Earnings Yield of MSCI ACWI Index has averaged 5.5% since 2006, corresponding to an average Shiller PE ratio of 18.2 times. Those figures suggest that equities are modestly expensive relative to their own history.

For asset allocation purposes, a relevant comparison of the Long-term Earnings Yield is to the real yield of US Treasuries. At the end of 2023, the yield on 10-Year U.S. Treasury Inflation-Protected Securities (TIPS) stood at 1.7%. The gap between the Long-term Earnings Yield of 5.0 for global equities and 1.7% for TIPS securities suggests the potential for global equities to outperform bonds by about 3.3% per annum in inflation-adjusted terms over the next five to ten years.

In short, investors continue to have reasonable incentive to favor equities over fixed income, notwithstanding the potential for greater volatility in equities. Key risks would be if the ongoing expansion that is evident in global economic data gives way to pronounced weakness or if major central banks fail to deliver on the rate cuts that are currently priced into markets. Financial market volatility may also be subject to ongoing geopolitical risks involving Russia-Ukraine, Israel-Hamas, and China-Taiwan. These types of risks will be monitored carefully, but we currently view such risks as sufficiently discounted by markets to justify a significant tilt toward equities.

EQUITY

Global equity markets rebounded in 2023 on expectations that softer inflation would lead to rate cuts in several countries, particularly the U.S. Developed markets delivered particularly strong results, but China weighed on emerging markets due to ongoing stress in the property market and relatively weak consumer demand. The MSCI ACWI Index returned 22.2%, led by the Americas and Europe, while Asia underperformed as the MSCI

China Index fell -11.2%. Sector performance was broadly positive with information technology, driven by artificial intelligence (AI) enthusiasm, communication services, and consumer discretionary among the leaders. Utilities, consumer staples, and health care trailed the MSCI ACWI Index.

The Fund’s equity component underperformed the MSCI ACWI Index for 2023. Stock selection in the financials and consumer discretionary sectors was a key detractor, accounting for nearly 70% of the performance shortfall. Additionally, less exposure to the outperforming IT sector was a drag on relative returns. Within financials, Charles Schwab declined due to increased funding costs caused by higher U.S. interest rates. Hong Kong based life insurer AIA Group was down on falling bond yields in China, though new business continued to recover as the year progressed. Demand concerns caused selling pressure in the Fund’s consumer positions in China—quick service restaurant operator Yum China Holdings, hotel operator H World Group and ecommerce platform Alibaba. Health care was a standout sector, due to positive stock selection. Idexx, a leader in companion animal health diagnostics, ended the year on a positive note as fundamentals began to stabilize. Our newer holding in Switzerland-based Ypsomed, maker of specialty injection systems for the biopharmaceutical industry, delivered positive earnings which led to incrementally positive estimate revisions and strong stock performance.

On a geographic level, Asia was the Fund’s worst performing region due to the Fund’s higher weight in China and stock selection in the country. This combination accounted for over 40% of the Fund’s underperformance. The U.S. also detracted from results due to an underweight allocation and stock selection. In addition to Schwab, interest-rate sensitive names in the utilities and real estate sectors, NextEra Energy and American Tower, were also down during the year. Finally, higher exposure to the Europe, the Middle East and Africa (EMEA) region was a positive contributor.

Due to exceptional fourth quarter performance, the larger global equity markets, excluding China, have mostly recouped 2022 losses, reflecting the view that central banks have largely tamed inflation without undue economic costs. This could set the stage for a near-term pause in market momentum ahead of the fourth-quarter earnings season when the focus will shift to 2024 guidance. With policy normalization behind us and rate reductions expected in several countries, the longer-term outlook for global equity markets is promising. Valuations are attractive,

22

AMG GW&K Global Allocation Fund Portfolio Manager’s Comments (continued)

particularly outside the U.S., input costs are leveling off and, in some cases, declining, and top-line forecasts remain conservative. Additionally, there could be more stimulus on the way in China, as the government has become increasingly vocal about the need to support economic growth and opportunity.

FIXED INCOME

The Fund’s fixed income component underperformed the Bloomberg Global Aggregate Bond Index for

2023. An overweight to U.S. rates was a negative contributor as rates were broadly higher over this time period. This was offset somewhat by the Fund’s overweight to spread, particularly Corporates. The underweight to, and allocation within, the Securitized sector was also a positive contributor, but was entirely offset by the overweight to Government Related. Security selection was mixed but ultimately a negative contributor, particularly from within the BBB-rated communications and finance companies sectors.	The views expressed represent the opinions of GW&K Investment Management, LLC as of December 31, 2023, and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

23

AMG GW&K Global Allocation Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Global Allocation Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K Global Allocation Fund’s Class N shares on December 31, 2013, to a $10,000 investment made in the 60% MSCI ACWI/40% Bloomberg Global Aggregate Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the indexes exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Global Allocation Fund and the 60% MSCI ACWI/40% Bloomberg Global Aggregate Bond Index for the same time periods ended December 31, 2023.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
AMG GW&K Global Allocation Fund2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18, 19, 20, 21, 22, 23, 24, 25, 26, 27, 28

Class N	5.35%	3.72%	4.67%

Class I	5.50%	3.88%	4.83%

Class Z	5.65%	3.99%	4.94%

60% MSCI ACWI/40% Bloomberg Global Aggregate Bond Index29, [30]	15.48%	7.12%	5.12%

MSCI ACWI Index [29]	22.20%	11.72%	7.93%

Bloomberg Global Aggregate Bond Index[30]	5.72%	(0.32%)	0.38%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at wealth.amg.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2023. All returns are in U.S. Dollars ($).

[2]  As of April 17, 2020, the Fund’s Subadviser was changed to GW&K Investment Management, LLC. Prior to April 17, 2020, the Fund was known as the AMG Chicago Equity Partners Balanced Fund, and had different principal investment strategies and corresponding risks. Performance shown for periods prior to April 17, 2020 reflects the performance and investment strategies of the Fund’s previous Subadviser, Chicago Equity Partners, LLC. The Fund’s past performance would have been different if the Fund were managed by the current Subadviser and strategy, and the Fund’s prior performance record might be less pertinent for investors considering whether to purchase shares of the Fund.

[3]  From time to time, the Fund’s Investment Manager has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[4]  Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics, or in response to events that affect particular industries or companies.

[5]  The stocks of small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[6]  The prices of equity securities of companies that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to market movements because the prices tend to reflect future investor expectations rather than just current profits.

[7]  Value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[8]  Because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.

[9]  The Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.

[10] The Fund’s investments may not be allocated in the best performing asset classes.

24

AMG GW&K Global Allocation Fund Portfolio Manager’s Comments (continued)

[11] Investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.

[12] Investments in emerging markets are subject to the general risks of foreign investments, as well as additional risks which can result in greater price volatility. Such additional risks include the risk that markets in emerging market countries are typically less developed and less liquid than markets in developed countries and such markets are subjected to increased economic, political, or regulatory uncertainties.

[13] Fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

[14] Changes in the general political and social environment of a country can have substantial effects on the value of investments exposed to that country.

[15] The value of a debt security changes in response to various factors, including, for example, market-related factors, such as changes in interest rates or changes in the actual or perceived ability of an issuer to meet its obligations. Investments in debt securities are subject to, among other risks, credit risk, interest rate risk, extension risk, prepayment risk and liquidity risk.

[16] Investments in asset-backed and mortgage-backed securities involve risk of severe credit downgrades, loss due to prepayments that occur earlier or later than expected, illiquidity and default.

[17] The issuer of bonds or other debt securities may be unable or unwilling, or may be perceived as unable or unwilling, to make timely interest or principal payments or otherwise honor its obligations.

[18] Because applying the Fund’s ESG investment criteria may result in the selection or exclusion of securities of certain issuers for reasons other than financial performance, the Fund’s investment returns may underperform funds that do not incorporate ESG factors into their investment process. The incorporation of ESG criteria into the investment process may affect the Fund’s investment exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will improve the financial performance of the Fund or reflect the beliefs or values of any particular investor. ESG standards differ by region and industry, and a company’s ESG practices or the Subadviser’s assessment of a company’s ESG practices may change over time.

[19] During periods of rising interest rates, a debtor may pay back a bond or other fixed income security slower than expected or required, and the value of such security may fall.

[20] Below investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit, liquidity, and market risk than higher-rated securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments.

[21] Inflation risk is the risk that the value of assets or income from investments will be worth less in the future. Inflation rates may change frequently and drastically as a result of various factors and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors or adversely affect the real value of shareholders’ investments in the Fund. As inflation rates increase, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. Deflation risk is the risk that the prices throughout the economy decline over time – the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

[22] Fixed coupon payments (cash flows) of bonds and debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline. During periods of increasing interest rates, the Fund may experience high levels of volatility and shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices, which could reduce the returns of the Fund.

[23] The stocks of large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small- or mid-capitalization companies.

[24] The stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[25] Factors unique to the municipal bond market may negatively affect the value of municipal bonds.

[26] A debtor may exercise its right to pay back a bond or other debt security earlier than expected or required during periods of decreasing interest rates.

[27] The Fund may have difficulty reinvesting payments from debtors and may receive lower rates than from its original investments.

[28] Obligations issued by some U.S. Government agencies,

   authorities, instrumentalities, or sponsored enterprises such as Government National Mortgage Association (“GNMA”) are backed by the full faith and credit of the U.S. Government, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and Federal Home Loan Banks (“FHLBs”), are not backed by the full faith and credit of the U.S. Government and are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. If one of these agencies defaults on a loan, there is no guarantee that the U.S. Government will provide financial support.

[29] The MSCI All Country World Index (ACWI) is a free-float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Please go to msci.com for most current list of countries represented by the Index. Unlike the Fund, the MSCI All Country World Index (ACWI) is unmanaged, is not available for investment and does not incur expenses.

[30] The Bloomberg Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The Index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities. Unlike the Fund, the Bloomberg Global Aggregate Bond Index is unmanaged, is not available for investment and does not incur expenses.

All MSCI data is provided “as is”. The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

“Bloomberg®” and any Bloomberg index described herein are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by AMG Funds LLC. Bloomberg is not affiliated with AMG Funds LLC, and Bloomberg does not approve, endorse, review, or recommend the fund described herein. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to such fund.

Not FDIC insured, nor bank guaranteed. May lose value.

25

AMG GW&K Global Allocation Fund Schedule of Portfolio Investments December 31, 2023

	Shares	Value

Short-Term Investments - 100.3%

Other Investment Companies - 100.3%

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 5.32%[1]	27,228,212	$27,228,212

Total Short-Term Investments
(Cost $27,228,212)		27,228,212

Value

Total Investments - 100.3%
(Cost $27,228,212)	$27,228,212

Other Assets, less Liabilities - (0.3)%	(76,749)

Net Assets - 100.0%	$27,151,463

[1]	Yield shown represents the December 31, 2023, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2023:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Short-Term Investments

Other Investment Companies	$27,228,212	—	—	$27,228,212

Total Investments in Securities	$27,228,212	—	—	$27,228,212

For the fiscal year ended December 31, 2023, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

26

Statement of Assets and Liabilities December 31, 2023

	AMG GW&K Small Cap Core Fund	AMG GW&K Small Cap Value Fund	AMG GW&K Small/Mid Cap Core Fund	AMG GW&K Global Allocation Fund

Assets:

Investments at value[1] (including securities on loan valued at $10,123,784, $17,250,209, $18,547,638, and $0, respectively)	$640,979,085	$258,444,465	$708,010,497	$27,228,212

Cash	239,637	170,687	404,030	—

Receivable for investments sold	1,681,731	—	3,693,352	4,422

Dividend and interest receivables	517,716	354,458	405,254	87,162

Securities lending income receivable	2,402	1,006	1,881	124

Receivable for Fund shares sold	214,835	25,763	532,138	—

Receivable from affiliate	8,765	8,208	16,951	70,746

Prepaid expenses and other assets	20,305	11,663	19,926	—

Total assets	643,664,476	259,016,250	713,084,029	27,390,666

Liabilities:

Payable upon return of securities loaned	1,794,963	1,078,376	38,385	—

Payable for investments purchased	221,854	—	—	—

Payable for Fund shares repurchased	382,933	60,821	15,578,005	134,105

Accrued expenses:

Investment advisory and management fees	372,330	148,647	363,367	15,130

Administrative fees	79,785	31,853	87,911	3,782

Distribution fees	1,717	—	10,953	1,453

Shareholder service fees	18,385	37,490	12,186	367

Other	77,235	60,299	80,174	84,366

Total liabilities	2,949,202	1,417,486	16,170,981	239,203

Commitments and Contingencies (Notes 2 & 6)

Net Assets	$640,715,274	$257,598,764	$696,913,048	$27,151,463

[1] Investments at cost	$481,749,106	$198,714,622	$589,921,998	$27,228,212

The accompanying notes are an integral part of these financial statements.

27

Statement of Assets and Liabilities (continued)

	AMG GW&K Small Cap Core Fund	AMG GW&K Small Cap Value Fund	AMG GW&K Small/Mid Cap Core Fund	AMG GW&K Global Allocation Fund

Net Assets Represent:

Paid-in capital	$484,094,439	$196,070,190	$591,426,301	$27,151,308

Total distributable earnings	156,620,835	61,528,574	105,486,747	155

Net Assets	$640,715,274	$257,598,764	$696,913,048	$27,151,463

Class N:

Net Assets	$8,335,778	$165,039,759	$53,075,606	$19,457,460

Shares outstanding	283,346	5,545,091	3,085,279	1,684,053

Net asset value, offering and redemption price per share	$29.42	$29.76	$17.20	$11.55

Class I:

Net Assets	$421,135,676	$86,356,848	$296,659,228	$6,596,583

Shares outstanding	13,899,802	2,905,123	17,183,794	560,223

Net asset value, offering and redemption price per share	$30.30	$29.73	$17.26	$11.77

Class Z:

Net Assets	$211,243,820	$6,202,157	$347,178,214	$1,097,420

Shares outstanding	6,967,046	209,495	20,075,991	93,352

Net asset value, offering and redemption price per share	$30.32	$29.61	$17.29	$11.76

The accompanying notes are an integral part of these financial statements.

28

Statement of Operations For the fiscal year ended December 31, 2023

	AMG GW&K Small Cap Core Fund	AMG GW&K Small Cap Value Fund	AMG GW&K Small/Mid Cap Core Fund	AMG GW&K Global Allocation Fund

Investment Income:

Dividend income	$7,957,059	$4,259,085	$6,276,650	$270,841

Interest income	749,293	190,143	570,716	564,489

Securities lending income	29,141	17,333	31,348	5,544

Foreign withholding tax	(328)	(2,455)	(798)	(47,258)

Total investment income	8,735,165	4,464,106	6,877,916	793,616

Expenses:

Investment advisory and management fees	4,659,582	1,749,632	4,039,089	221,209

Administrative fees	998,482	374,921	977,199	55,302

Distribution fees - Class N	20,421	—	128,855	53,720

Shareholder servicing fees - Class N	12,253	399,819	—	—

Shareholder servicing fees - Class I	214,973	41,857	133,003	10,418

Professional fees	84,285	57,883	87,706	46,356

Custodian fees	66,012	32,125	65,430	30,488

Registration fees	54,157	44,110	61,394	66,220

Reports to shareholders	52,859	28,014	57,645	23,808

Trustee fees and expenses	48,143	18,126	48,229	2,690

Transfer agent fees	26,407	24,714	33,088	6,496

Interest expense	5,929	—	—	—

Miscellaneous	35,862	14,499	32,602	23,549

Repayment of prior reimbursements	9,858	—	2,140	—

Total expenses before offsets	6,289,223	2,785,700	5,666,380	540,256

Expense reimbursements	(44,646)	(94,496)	(62,502)	(178,130)

Expense reductions	(38,740)	(16,749)	(13,277)	—

Fee waivers	—	—	—	(6,447)

Net expenses	6,205,837	2,674,455	5,590,601	355,679

Net investment income	2,529,328	1,789,651	1,287,315	437,937

Net Realized and Unrealized Gain:

Net realized gain (loss) on investments	1,660,979	2,909,094	(7,110,048)	5,789,015

Net realized loss on foreign currency transactions	—	—	—	(5,890)

Net change in unrealized appreciation/depreciation on investments	44,726,622	35,560,602	92,679,674	(4,181,179)

Net change in unrealized appreciation/depreciation on foreign currency translations	—	—	—	1,554

Net realized and unrealized gain	46,387,601	38,469,696	85,569,626	1,603,500

Net increase in net assets resulting from operations	$48,916,929	$40,259,347	$86,856,941	$2,041,437

The accompanying notes are an integral part of these financial statements.

29

Statements of Changes in Net Assets For the fiscal years ended December 31,

	AMG GW&K Small Cap Core Fund		AMG GW&K Small Cap Value Fund

	2023	2022	2023	2022

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income	$2,529,328	$980,632	$1,789,651	$1,649,617

Net realized gain on investments	1,660,979	8,194,929	2,909,094	2,350,459

Net change in unrealized appreciation/depreciation on investments	44,726,622	(135,195,014)	35,560,602	(58,011,614)

Net increase (decrease) in net assets resulting from operations	48,916,929	(126,019,453)	40,259,347	(54,011,538)

Distributions to Shareholders:

Class N	(58,273)	(64,594)	(2,472,103)	(2,695,354)

Class I	(4,206,615)	(3,756,002)	(1,481,630)	(1,530,323)

Class Z	(2,323,516)	(2,006,227)	(107,131)	(164,728)

Total distributions to shareholders	(6,588,404)	(5,826,823)	(4,060,864)	(4,390,405)

Capital Share Transactions:[1]

Net increase (decrease) from capital share transactions	(62,153,366)	34,931,383	(30,511,025)	(61,819,336)

Total increase (decrease) in net assets	(19,824,841)	(96,914,893)	5,687,458	(120,221,279)

Net Assets:

Beginning of year	660,540,115	757,455,008	251,911,306	372,132,585

End of year	$640,715,274	$660,540,115	$257,598,764	$251,911,306

1 See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

30

Statements of Changes in Net Assets (continued) For the fiscal years ended December 31,

	AMG GW&K Small/Mid Cap Core Fund		AMG GW&K Global Allocation Fund

	2023	2022	2023	2022

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income	$1,287,315	$1,413,863	$437,937	$348,609

Net realized gain (loss) on investments	(7,110,048)	11,157,155	5,783,125	2,887,870

Net change in unrealized appreciation/depreciation on investments	92,679,674	(126,909,129)	(4,179,625)	(28,082,042)

Net increase (decrease) in net assets resulting from operations	86,856,941	(114,338,111)	2,041,437	(24,845,563)

Distributions to Shareholders:

Class N	—	(2,004,795)	(4,440,153)	(2,644,479)

Class I	(568,708)	(10,257,877)	(1,823,450)	(1,798,913)

Class Z	(857,186)	(10,783,979)	(261,489)	(201,039)

Total distributions to shareholders	(1,425,894)	(23,046,651)	(6,525,092)	(4,644,431)

Capital Share Transactions:[1]

Net increase (decrease) from capital share transactions	47,327,881	138,227,537	(9,414,026)	(56,032,680)

Total increase (decrease) in net assets	132,758,928	842,775	(13,897,681)	(85,522,674)

Net Assets:

Beginning of year	564,154,120	563,311,345	41,049,144	126,571,818

End of year	$696,913,048	$564,154,120	$27,151,463	$41,049,144

1 See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

31

AMG GW&K Small Cap Core Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$27.43	$33.13	$29.97	$26.09	$21.03

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	0.00 [3]	(0.06)	(0.15)	(0.03)	(0.04)

Net realized and unrealized gain (loss) on investments	2.19	(5.43)	6.34	4.64	6.47

Total income (loss) from investment operations	2.19	(5.49)	6.19	4.61	6.43

Less Distributions to Shareholders from:

Net investment income	(0.03)	—	—	—	—

Net realized gain on investments	(0.17)	(0.21)	(3.03)	(0.73)	(1.37)

Total distributions to shareholders	(0.20)	(0.21)	(3.03)	(0.73)	(1.37)

Net Asset Value, End of Year	$29.42	$27.43	$33.13	$29.97	$26.09

Total Return[2,4]	8.02%	(16.58)%	21.01%	17.73%	30.66%

Ratio of net expenses to average net assets[5]	1.30%[6]	1.29%[6]	1.30%[6]	1.29%	1.29%

Ratio of gross expenses to average net assets[7]	1.31%[6]	1.30%[6]	1.30%[6]	1.30%	1.31%

Ratio of net investment income (loss) to average net assets[2]	0.02%	(0.22)%	(0.45)%	(0.14)%	(0.15)%

Portfolio turnover	20%	25%	33%	37%	20%

Net assets end of year (000’s) omitted	$8,336	$8,533	$11,278	$8,667	$10,239

32

AMG GW&K Small Cap Core Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$28.24	$34.02	$30.61	$26.57	$21.37

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	0.11	0.04	(0.03)	0.05	0.05

Net realized and unrealized gain (loss) on investments	2.25	(5.57)	6.47	4.76	6.58

Total income (loss) from investment operations	2.36	(5.53)	6.44	4.81	6.63

Less Distributions to Shareholders from:

Net investment income	(0.13)	(0.04)	—	(0.04)	(0.06)

Net realized gain on investments	(0.17)	(0.21)	(3.03)	(0.73)	(1.37)

Total distributions to shareholders	(0.30)	(0.25)	(3.03)	(0.77)	(1.43)

Net Asset Value, End of Year	$30.30	$28.24	$34.02	$30.61	$26.57

Total Return[2,4]	8.39%	(16.27)%	21.38%	18.16%	31.13%

Ratio of net expenses to average net assets[5]	0.95%[6]	0.94%[6]	0.95%[6]	0.94%	0.94%

Ratio of gross expenses to average net assets[7]	0.96%[6]	0.95%[6]	0.95%[6]	0.95%	0.96%

Ratio of net investment income (loss) to average net assets[2]	0.37%	0.13%	(0.10)%	0.21%	0.20%

Portfolio turnover	20%	25%	33%	37%	20%

Net assets end of year (000’s) omitted	$421,136	$433,066	$546,326	$470,373	$331,703

33

AMG GW&K Small Cap Core Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class Z	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$28.26	$34.05	$30.61	$26.57	$21.37

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	0.12	0.05	(0.02)	0.07	0.06

Net realized and unrealized gain (loss) on investments	2.26	(5.58)	6.49	4.75	6.59

Total income (loss) from investment operations	2.38	(5.53)	6.47	4.82	6.65

Less Distributions to Shareholders from:

Net investment income	(0.15)	(0.05)	—	(0.05)	(0.08)

Net realized gain on investments	(0.17)	(0.21)	(3.03)	(0.73)	(1.37)

Total distributions to shareholders	(0.32)	(0.26)	(3.03)	(0.78)	(1.45)

Net Asset Value, End of Year	$30.32	$28.26	$34.05	$30.61	$26.57

Total Return[2,4]	8.44%	(16.25)%	21.48%	18.21%	31.13%

Ratio of net expenses to average net assets[5]	0.90%[6]	0.89%[6]	0.90%[6]	0.89%	0.89%

Ratio of gross expenses to average net assets[7]	0.91%[6]	0.90%[6]	0.90%[6]	0.90%	0.91%

Ratio of net investment income (loss) to average net assets[2]	0.42%	0.18%	(0.05)%	0.26%	0.25%

Portfolio turnover	20%	25%	33%	37%	20%

Net assets end of year (000’s) omitted	$211,244	$218,941	$199,851	$125,848	$110,020

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.

[3]	Less than $0.005 per share.

[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[5]	Includes reduction from broker recapture amounting to less than 0.01%, 0.01%, less than 0.01%, 0.01% and 0.01% for the fiscal years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively.

[6]

Such ratio includes recapture of waived/reimbursed fees from prior periods amounting to less than 0.01%, less than 0.01% and 0.01% for the fiscal years ended December 31, 2023, 2022 and 2021, respectively.

[7]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

34

AMG GW&K Small Cap Value Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$25.73	$30.90	$26.71	$37.16	$30.93

Income (loss) from Investment Operations:

Net investment income[1,2]	0.17	0.13	0.09	0.08	0.07

Net realized and unrealized gain (loss) on investments	4.31	(4.87)	8.41	1.00	8.79

Total income (loss) from investment operations	4.48	(4.74)	8.50	1.08	8.86

Less Distributions to Shareholders from:

Net investment income	(0.20)	(0.15)	(0.08)	(0.08)	(0.09)

Net realized gain on investments	(0.25)	(0.28)	(4.23)	(11.45)	(2.54)

Total distributions to shareholders	(0.45)	(0.43)	(4.31)	(11.53)	(2.63)

Net Asset Value, End of Year	$29.76	$25.73	$30.90	$26.71	$37.16

Total Return[2,3]	17.43%	(15.33)%	32.93%	3.29%	28.64%

Ratio of net expenses to average net assets	1.14%[4]	1.13%[4]	1.13%[4]	1.17%	1.17%

Ratio of gross expenses to average net assets[5]	1.19%	1.18%	1.17%	1.21%	1.20%

Ratio of net investment income to average net assets[2]	0.64%	0.47%	0.28%	0.28%	0.19%

Portfolio turnover	14%	19%	41%	115%	20%

Net assets end of year (000’s) omitted	$165,040	$162,011	$223,586	$243,655	$359,550

35

AMG GW&K Small Cap Value Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$25.69	$30.87	$26.79	$37.23	$31.05

Income (loss) from Investment Operations:

Net investment income[1,2]	0.23	0.18	0.15	0.14	0.13

Net realized and unrealized gain (loss) on investments	4.31	(4.87)	8.42	1.02	8.83

Total income (loss) from investment operations	4.54	(4.69)	8.57	1.16	8.96

Less Distributions to Shareholders from:

Net investment income	(0.25)	(0.21)	(0.26)	(0.15)	(0.24)

Net realized gain on investments	(0.25)	(0.28)	(4.23)	(11.45)	(2.54)

Total distributions to shareholders	(0.50)	(0.49)	(4.49)	(11.60)	(2.78)

Net Asset Value, End of Year	$29.73	$25.69	$30.87	$26.79	$37.23

Total Return[2,3]	17.73%	(15.19)%	33.17%	3.50%	28.86%

Ratio of net expenses to average net assets	0.94%[4]	0.93%[4]	0.93%[4]	0.99%	1.01%

Ratio of gross expenses to average net assets[5]	0.99%	0.98%	0.97%	1.03%	1.04%

Ratio of net investment income to average net assets[2]	0.84%	0.67%	0.48%	0.46%	0.35%

Portfolio turnover	14%	19%	41%	115%	20%

Net assets end of year (000’s) omitted	$86,357	$81,319	$115,837	$83,003	$122,323

36

AMG GW&K Small Cap Value Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class Z	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$25.59	$30.76	$26.72	$37.16	$31.10

Income (loss) from Investment Operations:

Net investment income[1,2]	0.24	0.20	0.16	0.16	0.16

Net realized and unrealized gain (loss) on investments	4.30	(4.87)	8.41	1.02	8.84

Total income (loss) from investment operations	4.54	(4.67)	8.57	1.18	9.00

Less Distributions to Shareholders from:

Net investment income	(0.27)	(0.22)	(0.30)	(0.17)	(0.40)

Net realized gain on investments	(0.25)	(0.28)	(4.23)	(11.45)	(2.54)

Total distributions to shareholders	(0.52)	(0.50)	(4.53)	(11.62)	(2.94)

Net Asset Value, End of Year	$29.61	$25.59	$30.76	$26.72	$37.16

Total Return[2,3]	17.77%	(15.16)%	33.27%	3.57%	28.94%

Ratio of net expenses to average net assets	0.89%[4]	0.88%[4]	0.88%[4]	0.92%	0.92%

Ratio of gross expenses to average net assets[5]	0.94%	0.93%	0.92%	0.96%	0.95%

Ratio of net investment income to average net assets[2]	0.89%	0.72%	0.53%	0.53%	0.44%

Portfolio turnover	14%	19%	41%	115%	20%

Net assets end of year (000’s) omitted	$6,202	$8,582	$32,710	$10,481	$11,815

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.

[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[4]	Includes reduction from broker recapture amounting to 0.01%, 0.01% and 0.02% for the fiscal years ended December 31, 2023, 2022 and 2021, respectively.

[5]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

37

AMG GW&K Small/Mid Cap Core Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$15.02	$19.08	$16.04	$13.03	$9.99

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	(0.00)[3]	0.01	(0.06)	(0.01)	0.00 [4]

Net realized and unrealized gain (loss) on investments	2.18	(3.47)	4.14	3.02	3.07

Total income (loss) from investment operations	2.18	(3.46)	4.08	3.01	3.07

Less Distributions to Shareholders from:

Net investment income	—	(0.00)[3]	—	—	(0.01)

Net realized gain on investments	—	(0.60)	(1.04)	—	(0.02)

Total distributions to shareholders	—	(0.60)	(1.04)	—	(0.03)

Net Asset Value, End of Year	$17.20	$15.02	$19.08	$16.04	$13.03

Total Return[2,5]	14.51%	(18.15)%	25.63%	23.10%	30.64%

Ratio of net expenses to average net assets[6]	1.07%[7]	1.06%[7]	1.06%[7]	1.10%	1.09%

Ratio of gross expenses to average net assets[8]	1.08%[7]	1.08%[7]	1.08%[7]	1.13%	1.14%

Ratio of net investment income (loss) to average net assets[2]	(0.01)%	0.04%	(0.32)%	(0.07)%	0.02%

Portfolio turnover	19%	25%	19%	29%	18%

Net assets end of year (000’s) omitted	$53,076	$51,333	$70,736	$224	$172

38

AMG GW&K Small/Mid Cap Core Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$15.07	$19.15	$16.06	$13.04	$9.99

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	0.03	0.04	(0.02)	0.01	0.02

Net realized and unrealized gain (loss) on investments	2.19	(3.48)	4.15	3.03	3.07

Total income (loss) from investment operations	2.22	(3.44)	4.13	3.04	3.09

Less Distributions to Shareholders from:

Net investment income	(0.03)	(0.04)	—	(0.02)	(0.02)

Net realized gain on investments	—	(0.60)	(1.04)	—	(0.02)

Total distributions to shareholders	(0.03)	(0.64)	(1.04)	(0.02)	(0.04)

Net Asset Value, End of Year	$17.26	$15.07	$19.15	$16.06	$13.04

Total Return[2,5]	14.76%	(18.01)%	25.91%	23.31%	30.86%

Ratio of net expenses to average net assets[6]	0.87%[7]	0.86%[7]	0.86%[7]	0.92%	0.94%

Ratio of gross expenses to average net assets[8]	0.88%[7]	0.88%[7]	0.88%[7]	0.95%	0.99%

Ratio of net investment income (loss) to average net assets[2]	0.19%	0.24%	(0.12)%	0.11%	0.17%

Portfolio turnover	19%	25%	19%	29%	18%

Net assets end of year (000’s) omitted	$296,659	$250,024	$293,614	$165,840	$102,784

39

AMG GW&K Small/Mid Cap Core Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class Z	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$15.10	$19.18	$16.07	$13.05	$10.00

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	0.04	0.05	(0.01)	0.02	0.03

Net realized and unrealized gain (loss) on investments	2.19	(3.48)	4.16	3.03	3.07

Total income (loss) from investment operations	2.23	(3.43)	4.15	3.05	3.10

Less Distributions to Shareholders from:

Net investment income	(0.04)	(0.05)	—	(0.03)	(0.03)

Net realized gain on investments	—	(0.60)	(1.04)	—	(0.02)

Total distributions to shareholders	(0.04)	(0.65)	(1.04)	(0.03)	(0.05)

Net Asset Value, End of Year	$17.29	$15.10	$19.18	$16.07	$13.05

Total Return[2,5]	14.78%	(17.94)%	26.02%	23.37%	30.94%

Ratio of net expenses to average net assets[6]	0.82%[7]	0.81%[7]	0.81%[7]	0.83%	0.84%

Ratio of gross expenses to average net assets[8]	0.83%[7]	0.83%[7]	0.83%[7]	0.86%	0.89%

Ratio of net investment income (loss) to average net assets[2]	0.24%	0.29%	(0.07)%	0.19%	0.27%

Portfolio turnover	19%	25%	19%	29%	18%

Net assets end of year (000’s) omitted	$347,178	$262,798	$198,961	$104,705	$95,884

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.

[3]	Less than $(0.005) per share.

[4]	Less than $0.005 per share.

[5]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[6]	Includes reduction from broker recapture amounting to less than 0.01%, less than 0.01%, 0.01%, 0.01% and 0.01% for the fiscal years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively.

[7]	Such ratio includes recapture of waived/reimbursed fees from prior periods amounting to less than 0.01%.

[8]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

40

AMG GW&K Global Allocation Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$13.93	$19.50	$19.50	$17.04	$15.45

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	0.16	0.06	(0.04)	0.10	0.25

Net realized and unrealized gain (loss) on investments	0.59	(3.94)	0.51	2.93	2.35

Total income (loss) from investment operations	0.75	(3.88)	0.47	3.03	2.60

Less Distributions to Shareholders from:

Net investment income	(0.19)	(0.02)	(0.00)[3]	(0.09)	(0.27)

Net realized gain on investments	(2.94)	(1.67)	(0.47)	(0.48)	(0.74)

Paid in capital	—	—	—	(0.00)[3]	—

Total distributions to shareholders	(3.13)	(1.69)	(0.47)	(0.57)	(1.01)

Net Asset Value, End of Year	$11.55	$13.93	$19.50	$19.50	$17.04

Total Return[2,4]	5.35%	(20.04)%	2.44%	18.92%	16.96%

Ratio of net expenses to average net assets	1.03%[5]	1.07%[6]	1.06%	1.07%[7]	1.08%[7]

Ratio of gross expenses to average net assets[8]	1.53%	1.23%[6]	1.10%	1.19%	1.16%

Ratio of net investment income (loss) to average net assets[2]	1.12%	0.38%	(0.21)%	0.60%	1.51%

Portfolio turnover	20%	36%	36%	156%	123%

Net assets end of year (000’s) omitted	$19,457	$23,430	$41,939	$51,415	$69,774

41

AMG GW&K Global Allocation Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$14.14	$19.75	$19.71	$17.22	$15.60

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	0.19	0.09	(0.01)	0.13	0.28

Net realized and unrealized gain (loss) on investments	0.59	(4.00)	0.53	2.95	2.38

Total income (loss) from investment operations	0.78	(3.91)	0.52	3.08	2.66

Less Distributions to Shareholders from:

Net investment income	(0.21)	(0.03)	(0.01)	(0.11)	(0.30)

Net realized gain on investments	(2.94)	(1.67)	(0.47)	(0.48)	(0.74)

Paid in capital	—	—	—	(0.00)[3]	—

Total distributions to shareholders	(3.15)	(1.70)	(0.48)	(0.59)	(1.04)

Net Asset Value, End of Year	$11.77	$14.14	$19.75	$19.71	$17.22

Total Return[2,4]	5.50%	(19.91)%	2.60%	19.08%	17.17%

Ratio of net expenses to average net assets	0.87%[5]	0.91%[6]	0.91%	0.92%[7]	0.93%[7]

Ratio of gross expenses to average net assets[8]	1.37%	1.07%[6]	0.95%	1.04%	1.01%

Ratio of net investment income (loss) to average net assets[2]	1.28%	0.54%	(0.06)%	0.75%	1.66%

Portfolio turnover	20%	36%	36%	156%	123%

Net assets end of year (000’s) omitted	$6,597	$16,074	$81,515	$97,869	$173,575

42

AMG GW&K Global Allocation Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class Z	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$14.13	$19.76	$19.71	$17.21	$15.60

Income (loss) from Investment Operations:

Net investment income[1,2]	0.20	0.10	0.01	0.14	0.30

Net realized and unrealized gain (loss) on investments	0.60	(3.99)	0.52	2.97	2.37

Total income (loss) from investment operations	0.80	(3.89)	0.53	3.11	2.67

Less Distributions to Shareholders from:

Net investment income	(0.23)	(0.07)	(0.01)	(0.13)	(0.32)

Net realized gain on investments	(2.94)	(1.67)	(0.47)	(0.48)	(0.74)

Paid in capital	—	—	—	(0.00)[3]	—

Total distributions to shareholders	(3.17)	(1.74)	(0.48)	(0.61)	(1.06)

Net Asset Value, End of Year	$11.76	$14.13	$19.76	$19.71	$17.21

Total Return[2,4]	5.65%	(19.85)%	2.73%	19.28%	17.21%

Ratio of net expenses to average net assets	0.79%[5]	0.82%[6]	0.81%	0.82%[7]	0.83%[7]

Ratio of gross expenses to average net assets[8]	1.29%	0.98%[6]	0.85%	0.94%	0.91%

Ratio of net investment income to average net assets[2]	1.36%	0.63%	0.04%	0.85%	1.76%

Portfolio turnover	20%	36%	36%	156%	123%

Net assets end of year (000’s) omitted	$1,097	$1,545	$3,118	$3,733	$8,358

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.

[3]	Less than $(0.005) per share.

[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[5]	Includes voluntary waiver of 0.02%.

[6]	Includes interest expense totaling 0.01% related to participation in the interfund lending program.

[7]	Includes reduction from broker recapture amounting to less than 0.01% and 0.01% for the fiscal years ended December 31, 2020 and 2019, respectively.

[8]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

43

Notes to Financial Statements December 31, 2023

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds and AMG Funds II (“Trust II” and, together with AMG Funds, the “Trusts”) are open-end management investment companies, organized as Massachusetts business trusts, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trusts consist of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Funds: AMG GW&K Small Cap Core Fund (“Small Cap Core”), AMG GW&K Small Cap Value Fund (“Small Cap Value”) and AMG GW&K Small/Mid Cap Core Fund (“Small/Mid Cap Core”) (formerly, AMG GW&K Small/Mid Cap Fund) and Trust II: AMG GW&K Global Allocation Fund (“Global Allocation”), each a “Fund” and collectively, the “Funds”.

Each Fund offers Class N shares, Class I shares and Class Z shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Board of Trustees of Trust II approved a plan to liquidate and terminate Global Allocation (the “Liquidation”). In conjunction with the Liquidation, the Fund sold its portfolio investments and invested the proceeds in cash and cash equivalents. Effective December 12, 2023, Global Allocation discontinued accruing 12b-1 distribution fees through the liquidation date and effective December 18, 2023, and through the liquidation date, the Investment Manager waived its management fee and will waive the right to recoup any prior reimbursed expenses under the Fund’s Expense Limitation Agreement.

Market prices of investments held by the Funds may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price. Equity securities held by the Funds that are traded in the over-the-counter market (other than NMS securities) are valued at the bid price. Foreign equity securities (securities principally traded in markets other than U.S.

markets) held by the Funds are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated bid price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services. Pursuant to Rule 2a-5 under the 1940 Act, the Funds’ Boards of Trustees (the “Board”) designated AMG Funds LLC (the “Investment Manager”) as the Funds’ Valuation Designee to perform the Funds’ fair value determinations. Such determinations are subject to Board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Investment Manager’s fair value determinations.

Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by the Investment Manager and under the general supervision of the Board. The Funds may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Funds’ valuation procedures, if the Investment Manager believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Investment Manager seeks to determine the price that the Funds might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with quarterly reports, as of the most recent quarter end, summarizing all fair value activity, material fair value matters that occurred during the quarter, and all outstanding securities fair valued by the Funds. Additionally, the Board will be presented with an annual report that assesses the adequacy and effectiveness of the Investment Manager’s process for determining the fair value of the Funds’ investments.

With respect to foreign equity securities and certain foreign fixed income securities, securities held in the Funds that can be fair valued by the applicable

44

Notes to Financial Statements (continued)

fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds.

Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Funds become aware of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Upon notification from the issuer, distributions received from a real estate investment trust (REIT) may be redesignated as a reduction of cost of investments and/or realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trusts and other funds within the AMG Funds Family of Funds (collectively, the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

Small Cap Core, Small Cap Value and Small/Mid Cap Core had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Fund’s overall expense ratio. For the fiscal year ended December 31, 2023, the impact on the expenses and expense ratios were as follows: Small Cap Core $38,740 or less than 0.01%, Small Cap Value $16,749 or 0.01% and Small/Mid Cap Core $13,277 or less than 0.01%.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences for Global Allocation are primarily due to equalization utilized. There were no permanent differences during the year for Small Cap Core, Small Cap Value, and Small/Mid Cap Core. Temporary differences for Small Cap Core, Small Cap Value, and Small/Mid Cap Core are primarily due to wash sale loss deferrals. There were no temporary differences for Global Allocation.

The tax character of distributions paid during the fiscal years ended December 31, 2023 and December 31, 2022 was as follows:

	Small Cap Core		Small Cap Value

Distributions paid from:	2023	2022	2023	2022

Ordinary income *	$2,576,784	$983,753	$1,865,133	$2,858,422

Long-term capital gains	4,011,620	4,843,070	2,195,731	1,531,983

	$6,588,404	$5,826,823	$4,060,864	$4,390,405

45

Notes to Financial Statements (continued)

	Small/Mid Cap Core		Global Allocation

Distributions paid from:	2023	2022	2023	2022

Ordinary income *	$1,425,894	$3,063,625	$728,606	$70,230

Long-term capital gains	—	19,983,026	5,796,486	4,574,201

	$1,425,894	$23,046,651	$6,525,092	$4,644,431

* For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2023, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Small Cap Core	Small Cap Value	Small/Mid Cap Core	Global Allocation

Capital loss carryforward	—	—	$10,955,179	—

Undistributed ordinary income	—	$2,425,103	—	—

Late-year capital loss deferral	$60,816	—	—	—

At December 31, 2023, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Fund	Cost	Appreciation	Depreciation	Net Appreciation

Small Cap Core	$484,297,434	$192,231,577	$(35,549,926)	$156,681,651

Small Cap Value	199,338,228	67,950,258	(8,844,021)	59,106,237

Small/Mid Cap Core	591,568,572	142,005,936	(25,564,010)	116,441,926

Global Allocation	27,228,212	155	—	155

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. The Investment Manager has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2023, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Investment Manager is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefit/detriment will change materially in the next twelve months.

Furthermore, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2023, the following Fund had capital loss carryovers for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

Fund	Short-Term	Long-Term	Total

Small/Mid Cap Core	$9,038,319	$1,916,860	$10,955,179

As of December 31, 2023, Small Cap Core, Small Cap Value and Global Allocation had no capital loss carryovers for federal income tax purposes. Should the Funds incur net capital losses for the fiscal year ended December 31, 2024, such amounts may be used to offset future realized capital gains indefinitely, and retain their character as either short-term and/or long-term.

g. CAPITAL STOCK

Each of AMG Funds’ Amended and Restated Agreement and Declaration of Trust and AMG Funds II’s Amended and Restated Declaration of Trust authorizes for each applicable Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date.

46

Notes to Financial Statements (continued)

For the fiscal years ended December 31, 2023 and December 31, 2022, the capital stock transactions by class for the Funds were as follows:

		Small Cap Core				Small Cap Value

	December 31, 2023		December 31, 2022		December 31, 2023		December 31, 2022
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Shares sold	29,118	$817,133	37,881	$1,067,824	180,373	$4,935,921	328,009	$9,251,175

Shares issued in reinvestment of distributions	2,003	58,273	2,347	64,594	82,894	2,445,379	103,980	2,676,448

Shares redeemed	(58,835)	(1,645,587)	(69,611)	(2,001,608)	(1,015,943)	(27,541,793)	(1,369,396)	(38,000,949)

Net decrease	(27,714)	$(770,181)	(29,383)	$(869,190)	(752,676)	$(20,160,493)	(937,407)	$(26,073,326)

Class I:

Shares sold	2,751,955	$79,493,243	4,099,105	$120,153,569	288,685	$7,769,687	175,101	$4,827,765

Shares issued in reinvestment of distributions	128,635	3,852,621	120,360	3,408,606	48,671	1,433,860	58,116	1,494,168

Shares redeemed	(4,316,175)	(122,609,775)	(4,942,007)	(145,337,666)	(597,479)	(16,210,599)	(820,535)	(22,214,607)

Net decrease	(1,435,585)	$(39,263,911)	(722,542)	$(21,775,491)	(260,123)	$(7,007,052)	(587,318)	$(15,892,674)

Class Z:

Shares sold	1,965,678	$58,356,284	3,687,440	$109,560,529	47,660	$1,319,831	234,844	$6,285,035

Shares issued in reinvestment of distributions	74,897	2,244,651	67,660	1,917,493	3,651	107,131	6,435	164,728

Shares redeemed	(2,820,695)	(82,720,209)	(1,877,449)	(53,901,958)	(177,185)	(4,770,442)	(969,451)	(26,303,099)

Net increase (decrease)	(780,120)	$(22,119,274)	1,877,651	$57,576,064	(125,874)	$(3,343,480)	(728,172)	$(19,853,336)

		Small/Mid Cap Core				Global Allocation

	December 31, 2023		December 31, 2022		December 31, 2023		December 31, 2022
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Shares sold	102,414	$1,577,823	79,691	$1,266,688	131,305	$1,825,500	185,281	$2,987,760

Shares issued in reinvestment of distributions	—	—	125,984	1,906,132	349,449	4,029,141	168,475	2,382,240

Shares redeemed	(434,221)	(6,733,845)	(495,033)	(7,984,813)	(478,305)	(6,574,736)	(822,318)	(13,591,753)

Net increase (decrease)	(331,807)	$(5,156,022)	(289,358)	$(4,811,993)	2,449	$(720,095)	(468,562)	$(8,221,753)

Class I:

Shares sold	3,440,965	$54,073,777	5,005,682	$81,783,320	31,228	$447,025	101,204	$1,688,772

Shares issued in reinvestment of distributions	31,529	535,995	638,185	9,687,652	153,180	1,799,865	111,655	1,601,140

Shares redeemed	(2,874,163)	(45,263,249)	(4,388,574)	(68,857,138)	(760,841)	(10,682,407)	(3,204,309)	(50,332,935)

Net increase (decrease)	598,331	$9,346,523	1,255,293	$22,613,834	(576,433)	$(8,435,517)	(2,991,450)	$(47,043,023)

Class Z:

Shares sold	7,272,985	$116,360,111	8,639,083	$147,447,070	3,175	$47,299	8,240	$131,446

Shares issued in reinvestment of distributions	47,547	809,723	666,057	10,124,070	20,831	244,352	13,576	194,542

Shares redeemed	(4,648,999)	(74,032,454)	(2,272,861)	(37,145,444)	(39,978)	(550,065)	(70,316)	(1,093,892)

Net increase (decrease)	2,671,533	$43,137,380	7,032,279	$120,425,696	(15,972)	$(258,414)	(48,500)	$(767,904)

47

Notes to Financial Statements (continued)

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party and bilateral repurchase agreements for temporary cash management purposes and for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Securities Lending Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in their share of the underlying collateral under such joint repurchase agreements and in their share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Securities Lending Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At December 31, 2023, the market value of Repurchase Agreements outstanding for Small Cap Core, Small Cap Value, Small/Mid Cap Core and Global Allocation was $7,509,963, $3,143,376, $9,706,385 and $0, respectively.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. Dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. Dollars are translated into U.S. Dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. Dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trusts have entered into investment advisory agreements under which the Investment Manager, a subsidiary and the U.S. wealth platform of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects and recommends, subject to the approval of the Board and, in certain circumstances, shareholders, the subadviser for the Funds and monitors the subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by GW&K Investment Management, LLC (“GW&K”), who serves as subadviser pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in GW&K.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended December 31, 2023, the Funds’ investment management fees were paid at the following annual rates of each Fund’s respective average daily net assets:

Small Cap Core	0.70%

Small Cap Value	0.70%

Small/Mid Cap Core	0.62%

Global Allocation	0.60%[1]

[1]	Effective December 18, 2023, the investment management fee was waived.

The fee paid to GW&K for its services as subadviser is paid out of the fee the Investment Manager receives from each Fund and does not increase the expenses of each Fund.

The Investment Manager has contractually agreed, through at least May 1, 2024, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) of Small Cap Core, Small Cap Value, Small/Mid Cap Core and Global Allocation to the annual rate of 0.90%, 0.90%, 0.82% and 0.81%, respectively, of each Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Funds in certain circumstances.

In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from a Fund, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of a Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of a Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of a Fund.

For the fiscal year ended December 31, 2023, the Investment Manager’s expense reimbursements, and repayments of prior reimbursements by the Funds to the Investment Manager, if any, are as follows:

48

Notes to Financial Statements (continued)

	Expense Reimbursements	Repayment of Prior Reimbursements

Small Cap Core	$44,646	$9,858

Small Cap Value	94,496	—

Small/Mid Cap Core	62,502	2,140

Global Allocation	178,130	—

At December 31, 2023, the Funds’ expiration of reimbursements subject to recoupment is as follows:

Expiration Period	Small Cap Core	Small Cap Value	Small/Mid Cap Core

Less than 1 year	—	$52,722	$42,690

1-2 years	$4,130	93,363	39,766

2-3 years	44,646	94,496	62,502

Total	$48,776	$240,581	$144,958

Effective December 18, 2023, for Global Allocation the Investment Manager waived its management fee and right to recoup any prior reimbursed expenses under each Fund’s Expense Limitation Agreement. For the fiscal year ended December 31, 2023, the investment management fees for Global Allocation were reduced by $6,447, or 0.02% of average daily net assets.

The Trusts, on behalf of the Funds, have entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for certain aspects of managing the Funds’ operations, including administration and shareholder services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally, the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trusts have adopted a distribution and service plan (the “Plan”) with respect to the Class N shares of each Fund, except Small Cap Value, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, each Fund, except Small Cap Value, may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each Fund’s Class N shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of each Fund’s, except Small Cap Value’s, average daily net assets attributable to the Class N shares. The portion of payments made under the plan by Class N shares of each Fund, except Small Cap Value, for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of each Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

For each of Class N and Class I shares of Small Cap Core and Small Cap Value, and for Small/Mid Cap Core and Global Allocation’s Class I shares, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended December 31, 2023, was as follows:

Fund	Maximum Annual Amount Approved	Actual Amount Incurred

Small Cap Core

Class N	0.15%	0.15%

Class I	0.05%	0.05%

Small Cap Value

Class N	0.25%	0.25%

Class I	0.05%	0.05%

Small/Mid Cap Core

Class I	0.05%	0.05%

Global Allocation

Class I	0.10%	0.08%

The Board provides supervision of the affairs of the Trusts and other trusts within the AMG Funds Family. The Trustees of the Trusts who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. On October 10, 2023, the shareholders of each Trust elected Trustees, including two new Trustees who are not “interested persons” of the Funds within the meaning of the 1940 Act. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits certain eligible funds in the AMG Funds Family to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds Family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. The interest earned and interest paid on interfund loans are included on the Statement of Operations as interest income and interest expense, respectively. At December 31, 2023, the Funds had no interfund loans outstanding.

49

Notes to Financial Statements (continued)

The following Funds utilized the interfund loan program during the fiscal year ended December 31, 2023 as follows:

Fund	Average Lent	Number of Days	Interest Earned	Average Interest Rate

Small Cap Core	$6,812,514	6	$6,389	5.705%

Small/Mid Cap Core	1,814,515	1	271	5.450%

Global Allocation	1,372,065	3	586	5.200%

Fund	Average Borrowed	Number of Days	Interest Paid	Average Interest Rate

Small Cap Core	$5,806,086	6	$5,929	6.212%

Small Cap Value did not have any interfund lending activity for the fiscal year ended December 31, 2023.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended December 31, 2023, were as follows:

	Long Term Securities

Fund	Purchases	Sales

Small Cap Core	$132,668,535	$194,185,898

Small Cap Value	35,598,022	66,173,311

Small/Mid Cap Core	178,822,371	123,919,851

Global Allocation	5,711,397	42,058,168

Global Allocation purchases and sales of U.S. Government Obligations for the fiscal year ended December 31, 2023 were $1,005,553 and $6,285,160, respectively.

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Securities Lending Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Securities Lending Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash, U.S. Treasury Obligations or U.S. Government Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Securities Lending Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by

BNYM and cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. Loans of securities are terminable by a Fund at any time and the borrower, after notice, is required to return borrowed securities as soon as practical, which is normally within three business days.

The value of securities loaned on positions held, cash collateral and securities collateral received at December 31, 2023, was as follows:

Fund	Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received

Small Cap Core	$10,123,784	$1,794,963	$8,822,681	$10,617,644

Small Cap Value	17,250,209	1,078,376	16,764,826	17,843,202

Small/Mid Cap Core	18,547,638	38,385	19,226,148	19,264,533

The following table summarizes the securities received as collateral for securities lending at December 31, 2023:

Fund	Collateral Type	Coupon Range	Maturity Date Range

Small Cap Core	U.S. Treasury Obligations	0.125%-5.368%	04/15/24-08/15/53

Small Cap Value	U.S. Treasury Obligations	0.125%-4.750%	04/15/24-05/15/51

Small/Mid Cap Core	U.S. Treasury Obligations	0.125%-4.750%	04/15/24-05/15/51

5. FOREIGN SECURITIES

Global Allocation invested in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. A Fund’s investments in emerging market countries are exposed to additional risks. A Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Realized gains in certain countries may be subject to foreign taxes at the Fund level and the Fund would pay such foreign taxes at the appropriate rate for each jurisdiction.

6. COMMITMENTS AND CONTINGENCIES

Under the Trusts’ organizational documents, their Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trusts. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

50

Notes to Financial Statements (continued)

7. CREDIT AGREEMENT

Effective April 12, 2023, the Trust II, on behalf of Global Allocation, and another fund in the Trust, became party to a Credit Agreement among BNYM, AMG Funds III, and AMG Funds IV (together with Trust and AMG Funds III, the “Participating Trusts”) (the “Credit Agreement”) that provided a revolving line of credit of up to $50 million to certain funds in the Participating Trusts (such funds, the “Participating Funds”). On December 31, 2023, the Credit Agreement was terminated. The facility was shared by the Participating Funds, and was available for temporary, emergency purposes including liquidity needs in meeting redemptions. The interest rate on outstanding Alternate Base Rate Loans was equal to the greater of the Prime Rate plus 1.25%, or 0.50% plus the Federal Funds

Effective Rate plus 1.25%. The interest rate on outstanding Overnight Loans was equal to the greater of the Federal Funds Effective Rate plus 1.25%, or the Adjusted Daily Simple SOFR plus 1.25%. The aforementioned Adjusted Daily Simple SOFR was the sum of Daily Simple SOFR plus 0.10% plus a floor rate of 0.00%. The Participating Funds paid a commitment fee on the unutilized commitment amount of 0.175% per annum, which was allocated to the Participating Funds based on average daily net assets and is included in miscellaneous expense on the Participating Funds’ Statement of Operations. Interest incurred on loans utilized, if any, is included in the Statement of Operations as interest expense.

Global Allocation did not utilize the line of credit during the period April 12, 2023, through December 31, 2023.

8. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the Securities Lending Program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of December 31, 2023:

		Gross Amount Not Offset in the
		Statement of Assets and Liabilities

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount

Small Cap Core

Daiwa Capital Markets America	$794,963	—	$794,963	$794,963	—

RBC Dominion Securities, Inc.	1,000,000	—	1,000,000	1,000,000	—

Fixed Income Clearing Corp.	2,327,000	—	2,327,000	2,327,000	—

Fixed Income Clearing Corp.	3,388,000	—	3,388,000	3,388,000	—

Total	$7,509,963	—	$7,509,963	$7,509,963	—

Small Cap Value

Daiwa Capital Markets America	$78,376	—	$78,376	$78,376	—

RBC Dominion Securities, Inc.	1,000,000	—	1,000,000	1,000,000	—

Fixed Income Clearing Corp.	2,065,000	—	2,065,000	2,065,000	—

Total	$3,143,376	—	$3,143,376	$3,143,376	—

Small/Mid Cap Core

RBC Dominion Securities, Inc.	$38,385	—	$38,385	$38,385	—

Fixed Income Clearing Corp.	1,203,000	—	1,203,000	1,203,000	—

Fixed Income Clearing Corp.	8,465,000	—	8,465,000	8,465,000	—

Total	$9,706,385	—	$9,706,385	$9,706,385	—

9. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require an additional disclosure in or adjustment of the Funds’ financial statements except, Global Allocation liquidated on February 9, 2024.

51

Report of Independent Registered Public Accounting Firm

To the Boards of Trustees of AMG Funds and AMG Funds II and Shareholders of AMG GW&K Small Cap Core Fund, AMG GW&K Small Cap Value Fund, AMG GW&K Small/Mid Cap Core Fund and AMG GW&K Global Allocation Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AMG GW&K Small Cap Core Fund, AMG GW&K Small Cap Value Fund, AMG GW&K Small/Mid Cap Core Fund (three of the funds constituting AMG Funds) and AMG GW&K Global Allocation Fund (one of the funds constituting AMG Funds II) (hereafter collectively referred to as the “Funds”) as of December 31, 2023, the related statements of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2023 and each of the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and broker; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 27, 2024

We have served as the auditor of one or more investment companies in the AMG Funds Family since 1993.

52

Other Information (unaudited)

TAX INFORMATION

AMG GW&K Small Cap Core Fund, AMG GW&K Small Cap Value Fund, AMG GW&K Small/Mid Cap Core Fund and AMG GW&K Global Allocation Fund each hereby designate the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2023 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG GW&K Small Cap Core Fund, AMG GW&K Small Cap Value Fund, AMG GW&K Small/Mid Cap Core Fund and AMG GW&K Global Allocation Fund each hereby designates $4,011,620, $2,195,731, $0 and $5,796,486, respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2023, or if subsequently determined to be different, the net capital gains of such fiscal year.

PROXY VOTE

A special meeting of the shareholders of AMG Funds and AMG Funds II (collectively the “Trusts”) was held on October 10, 2023, to vote on proposals to elect trustees to the Boards of Trustees of the Trusts and to amend certain fundamental restrictions of AMG GW&K Global Allocation Fund. With respect to the proposal to amend certain fundamental restrictions of AMG GW&K Global Allocation Fund, the meeting was adjourned to October 31, 2023, November 21, 2023 and December 11, 2023. Jill R. Cuniff, Kurt A. Keilhacker, Peter W. MacEwen, Steven J. Paggioli, Eric Rakowski, Victoria L. Sassine and Garret W. Weston were elected by shareholders at the special meeting on October 10, 2023. Bruce B. Bingham, an incumbent Trustee, served as a Trustee of the Trusts until his retirement on December 31, 2023. The proposals and results of the votes are described below.

AMG Funds	All Funds in Trust*

Election of Trustees [1]	For	Withheld

Jill R. Cuniff	523,453,201	50,330,270

Kurt A. Keilhacker	563,642,997	10,140,474

Peter W. MacEwen	523,551,974	50,231,497

Steven J. Paggioli	561,225,673	12,557,798

Eric Rakowski	561,230,560	12,552,911

Victoria L. Sassine	563,668,874	10,114,597

Garret W. Weston	564,280,150	9,503,321

AMG Funds II	All Funds in Trust*

Election of Trustees [1]	For	Withheld

Jill R. Cuniff	4,796,336	35,586

Kurt A. Keilhacker	4,798,616	33,306

Peter W. MacEwen	4,797,782	34,140

Steven J. Paggioli	4,797,674	34,248

Eric Rakowski	4,803,644	28,278

Victoria L. Sassine	4,801,440	30,482

Garret W. Weston	4,798,028	33,894

53

Other Information

	AMG GW&K Global Allocation Fund*

To approve the amendment of the Fund’s fundamental investment restrictions	For	Against	Abstain	Broker Non-Vote

Borrowing	828,792	38,339	54,533	619,284
Issuing Senior Securities	830,187	35,803	55,674	619,284

[1]	Ms. Cuniff and Mr. MacEwen were newly elected to the Boards of Trustees on October 10, 2023; Messrs. Keilhacker, Paggioli, Rakowski, and Weston and Ms. Sassine are incumbent Trustees.

*Rounded	to the nearest share.

54

AMG Funds Trustees and Officers

The Trustees and Officers of the Trusts, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trusts and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trusts: 680 Washington Blvd., Suite 500, Stamford, CT. 06901.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trusts’ organizational documents and policies adopted by the Board from time to time.

The Chairman of the Board, the President, the Treasurer and the Secretary and such other Officers as the Trustees may in their discretion from time to time elect each hold office until his or her successor is elected and qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Each Officer holds office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2012 - AMG Funds • Trustee since 2012 - AMG Funds II • Oversees 37 Funds in Fund Complex	Bruce B. Bingham, 75* Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds, Inc. (2 portfolios) (2000-2012).

• Trustee since 2023 - AMG Funds • Trustee since 2023 - AMG Funds II • Oversees 37 Funds in Fund Complex

Jill R. Cuniff, 59**

Director of Harding, Loevner Funds, Inc. (12 portfolios) (2018-Present); Retired (2016-Present); President & Portfolio Manager, Edge Asset Management (2009-2016); President & Chief Investment Officer, Morley Financial Services (2001-2009); President, Union Bond & Trust Company (2001-2009).

• Chairman of the Audit Committee since 2021 • Trustee since 2013 - AMG Funds • Trustee since 2013 - AMG Funds II • Oversees 39 Funds in Fund Complex

Kurt A. Keilhacker, 60

Managing Partner, Elementum Ventures (2013-Present); Managing Partner, TechFund Europe (2000-Present); Managing Partner, TechFund Capital (1997-Present); Adjunct Professor, University of San Francisco (2022-Present); Trustee, Wheaton College (2018-Present); Director, Wheaton College Trust Company, N.A. (2018-Present).

• Trustee since 2023 - AMG Funds • Trustee since 2023 - AMG Funds II • Oversees 37 Funds in Fund Complex

Peter W. MacEwen, 59**

Private investor (2019-Present); Affiliated Managers Group, Inc. (2003-2018): Chief Administrative Officer, Office of the CEO (2013-2018); Senior Vice President, Finance (2007-2013); Vice President, Finance (2003-2007).

• Trustee since 2004 - AMG Funds • Trustee since 2000 - AMG Funds II • Oversees 37 Funds in Fund Complex

Steven J. Paggioli, 73

Independent Consultant (2002-Present); Trustee, Professionally Managed Portfolios (28 portfolios); Independent Director, Muzinich BDC, Inc. (business development company) (2019-Present); Director, The Wadsworth Group; Independent Director, Chase Investment Counsel (2008–2019); Executive Vice President, Secretary and Director, Investment Company Administration, LLC and First Fund Distributors, INC. (1990-2001).

• Independent Chairman of the Board of Trustees since 2017

• Chairman of the Governance Committee since 2017

• Trustee since 1999 - AMG Funds

• Trustee since 2000 - AMG Funds II

• Oversees 39 Funds in Fund Complex

Eric Rakowski, 65

Professor of Law, University of California at Berkeley School of Law (1990-Present); Tax Attorney at Davis Polk & Wardwell and clerked for Judge Harry T. Edwards of the U.S. Court of Appeals for the District of Columbia Circuit and for Justice William J. Brennan Jr. of the U.S. Supreme Court; Trustee of Parnassus Funds (4 portfolios) (2021-Present); Trustee of Parnassus Income Funds (2 portfolios) (2021-Present); Director of Harding, Loevner Funds, Inc. (10 portfolios); Trustee of Third Avenue Trust (3 portfolios) (2002-2019); Trustee of Third Avenue Variable Trust (1 portfolio) (2002-2019).

55

AMG Funds Trustees and Officers (continued)

• Trustee since 2013 - AMG Funds • Trustee since 2013 - AMG Funds II • Oversees 39 Funds in Fund Complex

Victoria L. Sassine, 58

Adjunct Professor, Babson College (2007–Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Adviser, EVOFEM Biosciences (2019-Present); Chairperson of the Board of Directors of Business Management Associates (2018-2019).

*	Mr. Bingham retired from the Boards of Trustees of the Trusts on December 31, 2023.
**	Ms. Cuniff and Mr. MacEwen were elected to the Boards of Trustees by the shareholders of the Trusts on October 10, 2023.

Interested Trustee

The Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2021 - AMG Funds • Trustee since 2021 - AMG Funds II • Oversees 39 Funds in Fund Complex

Garret W. Weston, 42

Affiliated Managers Group, Inc. (2008-Present): Managing Director, Head of Affiliate Product Strategy and Development (2023-Present), Managing Director, Co-Head of Affiliate Engagement, Distribution (2021-2022), Senior Vice President, Office of the CEO (2019-2021), Senior Vice President, Affiliate Development (2016-2019), Vice President, Office of the CEO (2015-2016), Vice President, New Investments (2008-2015); Associate, Madison Dearborn Partners (2006-2008); Analyst, Merrill Lynch (2004-2006).

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• President since 2018 • Principal Executive Officer since 2018 • Chief Executive Officer since 2018 • Chief Operating Officer since 2007

Keitha L. Kinne, 65

Managing Director, Head of Platform and Operations, AMG Funds LLC (2023-Present); Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 58

Managing Director and Senior Counsel, AMG Funds LLC (2021-Present); Senior Vice President and Senior Counsel, AMG Funds LLC (2015-2021); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 57

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Deputy Treasurer since 2017

John A. Starace, 53

Vice President, Mutual Fund Accounting, AMG Funds LLC (2021-Present); Director, Mutual Fund Accounting, AMG Funds LLC (2017-2021); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer since 2019 • Anti-Money Laundering Compliance Officer since 2022

Patrick J. Spellman, 49

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer, AMG Distributors, Inc. (2010-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-2019; 2022-Present); Anti-Money Laundering Compliance Officer, AMG Funds IV (2016-2019; 2022-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

56

AMG Funds Trustees and Officers (continued)

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• Assistant Secretary since 2016

Maureen M. Kerrigan, 38

Vice President, Senior Counsel, AMG Funds LLC (2021-Present); Vice President, Counsel, AMG Funds LLC (2019-2021); Director, Counsel, AMG Funds LLC (2017-2018); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

57

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INVESTMENT MANAGER AND

ADMINISTRATOR

AMG Funds LLC

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

SUBADVISER

GW&K Investment Management, LLC

222 Berkeley St.

Boston, MA 02116

CUSTODIAN

The Bank of New York Mellon

Mutual Funds Custody

6023 Airport Road

Oriskany, NY 13424

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

AMG Funds

Attn: 534426 AIM 154-0520

500 Ross Street

Pittsburgh, PA 15262

800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at wealth.amg.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov and the Funds’ website at wealth.amg.com. To review a complete list of the Funds’ portfolio holdings, or to view the most recent semi-annual report or annual report, please visit wealth.amg.com.

wealth.amg.com

EQUITY FUNDS

AMG Beutel Goodman International Equity

Beutel, Goodman & Company Ltd.

AMG Boston Common Global Impact

Boston Common Asset Management, LLC

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Value

AMG GW&K Small/Mid Cap Core

AMG GW&K Small/Mid Cap Growth

AMG GW&K International Small Cap

GW&K Investment Management, LLC

AMG Montrusco Bolton Large Cap Growth

Montrusco Bolton Investments, Inc.

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Focused Absolute Value

AMG River Road Large Cap Value Select

AMG River Road Mid Cap Value

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Veritas Asia Pacific

AMG Veritas China

AMG Veritas Global Focus

AMG Veritas Global Real Return

Veritas Asset Management LLP

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Global

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG Beutel Goodman Core Plus Bond

Beutel, Goodman & Company Ltd.

AMG GW&K Core Bond ESG

AMG GW&K Enhanced Core Bond ESG

AMG GW&K ESG Bond

AMG GW&K High Income

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

wealth.amg.com	123123 AR089

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as an Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

Fund - AMG FUNDS II	Fiscal 2023	Fiscal 2022
AMG GW&K Enhanced Core Bond ESG Fund	$45,373	$43,757
AMG GW&K Global Allocation Fund	$33,587	$32,473

(b)	Audit-Related Fees

There were no fees billed by PwC to the Funds in their two most recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

Fund - AMG FUNDS II	Fiscal 2023	Fiscal 2022
AMG GW&K Enhanced Core Bond ESG Fund	$7,030	$6,760
AMG GW&K Global Allocation Fund	$9,450	$10,085

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2023 and $0 for fiscal 2022 respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e) (1) According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2023 and 2022 for non-audit services rendered to the Funds and Fund Service Providers were $56,480 and $52,845, respectively. For the fiscal year ended December 31, 2023, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $40,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended December 31, 2022, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $36,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 13.	EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS II

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	March 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	March 7, 2024

By:	/s/ Thomas Disbrow
Thomas Disbrow, Principal Financial Officer

Date:	March 7, 2024